WRL Series Fund, Inc.

                                [GRAPHIC OMITTED]


                               Semi-Annual Report
                                  June 30, 1998

August 1998
ACC00001 (8/98)

                               TABLE OF CONTENTS
                                                                          PAGE


          Chairman's Letter..............................................   1


          WRL SERIES FUND, INC.
            PORTFOLIO MANAGER'S COMMENTARY
              Money Market Portfolio.....................................   2

              Bond Portfolio.............................................   4

              Growth Portfolio...........................................   6

              Global Portfolio...........................................   8

              Strategic Total Return Portfolio...........................  10

              Emerging Growth Portfolio..................................  12

              Aggressive Growth Portfolio................................  14

              Balanced Portfolio.........................................  16

              Growth & Income Portfolio..................................  18

              Tactical Asset Allocation Portfolio........................  20

              C.A.S.E. Growth Portfolio..................................  22

              Global Sector Portfolio....................................  24

              Value Equity Portfolio.....................................  26

              International Equity Portfolio.............................  28

              U.S. Equity Portfolio......................................  30

              Third Avenue Value Portfolio...............................  32

              Real Estate Securities Portfolio...........................  34

            SCHEDULE OF INVESTMENTS

              Money Market Portfolio.....................................  36

              Bond Portfolio.............................................  38

              Growth Portfolio...........................................  40

              Global Portfolio...........................................  43

              Strategic Total Return Portfolio...........................  47

              Emerging Growth Portfolio..................................  51

              Aggressive Growth Portfolio................................  56

              Balanced Portfolio.........................................  58

              Growth & Income Portfolio..................................  60

              Tactical Asset Allocation Portfolio........................  62

              C.A.S.E. Growth Portfolio..................................  65

              Global Sector Portfolio....................................  67

              Value Equity Portfolio.....................................  71

              International Equity Portfolio.............................  73

              U.S. Equity Portfolio......................................  79

              Third Avenue Value Portfolio...............................  84

              Real Estate Securities Portfolio...........................  85

            Statement of Assets and Liabilities..........................  86

            Statement of Operations......................................  90

            Statement of Changes in Net Assets...........................  94

            Financial Highlights........................................  100

            Notes to the Financial Statements...........................  108


--------------------------------------------------------------------------------
 The Portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products issued by Western Reserve Life Assurance Co. of Ohio and its affiliates. The availability of certain Portfolios may vary from product to product.
-------------------------------------------------------------------------------

FELLOW CONTRACT AND POLICY OWNERS:


 "ENDURING THE MARKET'S SHORT-TERM
 VAGARIES IS PRECISELY
 WHAT MAKES ACHIEVING SUPERIOR RESULTS
 SO TOUGH."



[GRAPHIC OMITTED]

JOHN R. KENNEY
CHAIRMAN OF THE BOARD

By the numbers, at least, it was another great six months for the financial markets. Indexes of all size and shape posted splendid returns as stocks continued to run well ahead of the market's "normal" pace.

The stellar numbers fail to reveal, however, the unaccustomed measure of volatility that lies within them. Indeed, the U.S. markets this period were marked by a series of fits and starts, some of which were rather abrupt. As it turned out, the seemingly unstoppable bull that looked right past the Asian financial crisis in the first quarter ran dead into it during the second. This Great Bull Market, in other words, proved vulnerable to the economic ills troubling the Far East. And with that, a degree of uncertainty came back in the stock market.

Of course, investing of the best kind requires an occasional embrace of uncertainty. Enduring the market's short-term vagaries -- to stay fully invested through the occasional decline in order to be fully invested through any future advance -- is precisely what makes achieving superior results so tough. In the end, real investment success is the reward for an investor's willingness and ability to withstand volatility.

That kind of conviction can only come with a thoughtful, disciplined investment process. Not too surprisingly, we believe that process is best implemented by talented, hardworking professionals -- professionals like the portfolio managers of the WRL Series Fund, Inc. On the following pages, these experts share their perspectives on investing and discuss how they've responded to this period's changes and why. We encourage you to take the time to review these reports, including those of our two new Portfolios -- the Third Avenue Value Portfolio and the Real Estate Securities Portfolio. Understanding your investment and its performance should be at the heart of your long-term investment plan.

In the meantime, the vagaries of the marketplace will surely continue. After more than three years of truly outstanding returns, a pullback or correction is possible, if not likely. But the long-term case for owning financial assets remains solid . . . not much has changed with regard to the extraordinary combination of low inflation, strong earnings, and global capitalism that's been fueling this expansion. In fact, we're of a mind to think the current bull market is just a prelude to an even bigger one. The world, we believe, is on the threshold of an entirely new economy, one in which the emergence of information technologies will usher in a new era of prosperity. And as the Information Revolution moves more fully into the mainstream, it should create a new economic surge that could usher in nothing less than the greatest boom in history . . . and with it, unprecedented opportunities for investors.

There is, then, cause for great optimism. But no matter what the markets do, or when, we will do our best to provide you with solid, well-managed products and superior service. Of that, you can be certain. We respect your personal task of financial planning and appreciate the opportunity to assist.

                       Sincerely yours,


                       [GRAPHIC OMITTED]

                       John R. Kenney
                       CHAIRMAN OF THE BOARD

                                1 9 9 8  S e m i - A n n u a l  R e p o r t   1

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

     The economy continued to show strong growth through the first half of this year. The fact that this strong growth occurred with relatively no inflation and strong consumer spending has given rise to speculation among investors that the Federal Reserve Board ("Fed") might tighten rates to slow the economy. The current perception is that while the Fed holds a tightening bias, it appears to be on hold for now.

     The Portfolio's average maturity was extended and is currently maintained in the 55 to 60 day range. The Portfolio's performance was enhanced by the addition of asset-backed commercial paper and by continuing to hold floating rate notes. Effective liquidity and the management of the duration were the key factors in the Portfolio's performance during the past six months.

     We expect the U.S. economy to slow to around 2% growth later this year, perhaps even lower, which would be in line with the Fed's target. This probability could be affected, however, if consumer spending remains strong and late cycle price pressures accelerate. Despite the Fed's bias, we don't anticipate tightening action anytime soon. The Portfolio will remain near the top end of its maturity range in view of a slowing economy and a favorable inflation outlook, factors that should lead to declining interest rates.

     J.P. MORGAN                                     [GRAPHIC OMITTED]
     INVESTMENT
                                                     Robert R. Johnson
                                                     Money Market Portfolio
                                                     Portfolio Manager



              Past performance does not guarantee future results.
     An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portoflio will be able to maintain a stable net asset value of $ 1.00 per share.

2   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------


                             PORTFOLIO COMPOSITION
                                 June 30, 1998

                               [GRAPHIC OMITTED]


                              MATURITY COMPOSITION
                                 June 30, 199

                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t   3

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

INVESTMENT APPROACH

     In order to provide solid risk-adjusted returns, we take an approach we believe to be conservative, one that strives to participate in the market's advances while preserving capital on the downside. We follow a disciplined process for the evaluation of the market environment through which our interest rate outlook and expectations for the relative performance of the major bond market sectors are determined. To match our style and reflect our perspective on the market, a number of adjustments have been made to the individual holdings and overall structure of the Portfolio. In our view, the Portfolio should always have the flexibility to adjust quickly to any changes.

THIS PERIOD

     We essentially operated in a fairly narrow trading range market this period with relatively low volatility. The bond market, still operating in an environment of moderate economic growth and low inflation, further benefited from a so-called flight to quality resulting from the problems in Asia. For their part, corporate bond spreads had widened significantly by period end. This, we think, can be attributed to record corporate issuance and anxiety about the potential impact on earnings from the Asian crisis.

PERFORMANCE

     In this environment, the Portfolio performed in line with its benchmark. For the six month period ended June 30, 1998, the Bond Portfolio returned 3.99%. By comparison, the Lehman Brothers Government/Corporate Bond Index returned 4.17% for the same period. Performance was enhanced by security selection within the corporate market, where finance, our largest corporate weighting, performed relatively well. Despite a modest reduction in our allocation to corporate bonds this period, the Portfolio was still overweighted relative to its index. On the other hand, relative performance was hampered by our underweighting in longer-maturity securities.

OUTLOOK

     Looking forward, we think the combination of a moderate growth economy, limited inflation concerns, a strong dollar, and the positive backdrop provided by foreign bond markets should positively impact interest rates. And, for its part, concerns surrounding Asia remain a wildcard, of course, and technical factors could influence the market's direction as well. The Federal Reserve Board appears to be on indefinite hold. Considering all these factors, we are modestly bullish on the bond market. The wild card, of course, would be Asia.

     Our intention is to retain the current structure of the Bond Portfolio. Although the Portfolio is broadly diversified, it continues to have an emphasis on corporate bonds, with the heaviest exposure to financials and a modest overweight to industrials. And while there is a substantial overweight to single-A rated securities, the average quality of the Portfolio remains high at AA.

[GRAPHIC OMITTED]


                         [GRAPHIC OMITTED]                  [GRAPHIC OMITTED]

                         Clifford A. Sheets                  Jarrell D. Frey
                                             Bond Portfolio
                                         Co-Portfolio Managers



This material must be preceded or accompanied by the Fund's current prospectus.

4  W R L  S e r i e s  F u n d,  I n c.

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                   PORTFOLIO MANAGERS' COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX


                               [GRAPHIC OMITTED]



                                  1 9 9 8  S e m i - A n n u a l  R e p o r t  5

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     While domestic markets moved ahead strongly this period, the numbers masked the sharp volatility that characterized the six months. After an impressive start, equity markets struggled during the second quarter amid bad news from Asia and disappointing earnings reports in the semiconductor industry. The quarter ended on a high note, however, as better news helped the markets recover lost ground. Throughout it all, the U.S. economic backdrop remained positive -- consumer spending proved resilient, housing starts held at near-record highs, and weakness in Asia kept the U.S. economy from boiling over. Inflation, for its part, remained in check and signs of slower economic growth generally drove yields lower.

PERFORMANCE

     Supported by strong gains in its large-capitalization domestic growth stocks, especially in the technology and pharmaceutical industries, the Portfolio easily outpaced its benchmark for the period. For the six month period ended June 30, 1998, the Growth portfolio returned 36.03%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71% for the same period. Among technology stocks, we benefited from a focus on market leaders like Cisco Systems, Inc., Microsoft Corporation, and America Online, Inc. Each of these companies enjoys a dominant market position and was able to endure the Asian crisis with virtually no earnings impact.

     Our pharmaceuticals were supported by the rising global utilization of existing drugs and an accelerated research and development process. Over the next few years, in fact, we expect to see a dramatic increase in new drug launches, promising treatments for everything from cancer to obesity. We remain particularly positive on Pfizer, Inc., in spite of the substantial run-up in its stock price. Not only does the company offer a very strong product lineup of its own, but its marketing channel is so renowned that other companies have sought it out to partner on some of their most promising new drugs.

DISAPPOINTMENTS

     Despite the Portfolio's strong performance, we did have a few disappointments. I've maintained however, minor positions in a few rapidly growing mid-size companies. While I believe these companies could one day emerge as dominant players within their respective industries, many of these holdings came under pressure as investors flocked toward the more predictable earnings of the large-capitalization names. Although this was a short-term setback, I've held on to these positions for their impressive long-term prospects.

OUTLOOK

     Looking forward, we don't expect the ride to get much smoother. Firms with significant international exposure, especially in Asia, will most likely see their profit margins squeezed. Within the marketplace, the biggest perceived risk now is that the troubles in Asia will eventually drag down U.S. and European economic growth. Personally, I view this as a very small risk given the resilience of consumer demand at home and the benefits of restructuring and monetary convergence in Europe. Nevertheless, we will continue to monitor the situation carefully. More importantly, we have tried to invest in stocks of companies that transcend the vagaries of the marketplace, and can withstand this kind of turbulence with minimal damage to their bottom lines.


          [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]

                                              Scott W. Schoelzel
                                              Growth Portfolio

                                              Portfolio Manager


This material must be preceded or accompanied by the Fund's current prospectus.

6  W R L  S e r i e s  F u n d , I n c .

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]


                                  1 9 9 8  S e m i - A n n u a l  R e p o r t  7

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     Despite heightened volatility caused by economic and political tensions in Asia, the Morgan Stanley Capital International ("MSCI") World Index posted a strong gain for the first six months of the year. By the end of the period, investors increasingly came to view the Asian downturn as a positive event for the global economy, helping to keep global inflationary pressures and interest rates in check.

     At the same time, economic expansion continued at a robust pace in the U.S. and Europe. The approach of the European Monetary Union (EMU) has supported consumer confidence, driven mergers and acquisitions, and provided companies with the economies of scale to invest in new technology. Optimism over the strength of the European expansion was so strong that European bourses generally shook off tremors from a recent Russian ruble devaluation to end the second quarter on a positive note.

PERFORMANCE

     In this environment, the Portfolio outperformed its benchmark. For the six month period ended June 30, 1998, the Global Portfolio returned 28.90%. By comparison, the MSCI World Index returned 16.64% for the same period. We remain overweighted in European markets, where consolidation and restructuring remain the dominant themes behind many of our investments. Our longtime position in Royal Philips Electronics N.V. demonstrates this evolution. They continue to restructure their business portfolio, spinning off underperforming units and concentrating on higher margin businesses that produce better returns on corporate assets. The company also announced a share repurchase program, further unleashing shareholder value.

     Our focus on market leaders with visible earnings also helped us through the difficulties that surrounded so many technology stocks this period. In Europe, for example, Cap Gemini SA capitalized on the robust investment climate and preparation for the Year 2000, while dominant U.S. firms like Microsoft Corporation and Cisco Systems, Inc. shook off the Asian chill to post strong gains.

     Despite strong portfolio gains, we did have a few disappointments during the period. The strength of the European economies led investors to favor cyclical stocks, which negatively impacted our pharmaceutical stocks there. Among our other holdings, Sony Corporation and Nippon Telegraph & Telephone lost ground due to Japanese weakness. In addition, Siebe Plc, an industrial equipment manufacturer based in the U.K., was negatively impacted by its decline in exports.

OUTLOOK

     Looking ahead, we believe lower interest rates and modest inflation have created a favorable climate for equities. The risk that the Asian weakness could derail economic growth elsewhere seems slim, given the benefits of restructuring and monetary convergence in Europe, and the resilience of consumer spending in the U.S. At the same time, though, I see little hope for a near-term improvement in Asia. Unless the Japanese government takes steps to prop up its failing economy, a Chinese devaluation remains a significant risk for global markets. With so few signs of improvement in Asia, the road to recovery is sure to be long and difficult, even if the Japanese do act. The shadow from the Far East has also extended across Latin America, but long-term prospects are better there as long as market reforms continue.


     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                              Helen Young Hayes
                                              Global Portfolio
                                              Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus. Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

8  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GLOBAL PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


                               [GRAPHIC OMITTED]



                                  1 9 9 8  S e m i - A n n u a l  R e p o r t  9

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

In line with the robust bull market of the last several years, stock prices posted spectacular gains in 1998's first half. It was, however, a combination of two very different market environments which led to that performance. During the first quarter, a combination of renewed optimism about earnings and the seasonal rush of fresh cash sparked a new-year rally that actually provided most of the market's current year-to-date gains. Not too surprisingly, the Portfolio's equity investments contributed the lion's share of its return during the first quarter. The second quarter, on the other hand, could be characterized as a "trading range" market, with much volatility but no real progress in either direction. The Portfolio's bond investments were an important part of managing volatility during that period.

PERFORMANCE

The Portfolio's equity performance benefited most this period from its diversified list of large-cap stocks. Estee Lauder Companies, for example, a global cosmetics concern, enjoyed particularly strong stock price appreciation, reflecting, we think, its continued dominant market position in the high-end cosmetics business. The Portfolio's exposure to certain economic sectors also had a substantial impact on performance, specifically its positions in consumer products, finance and services. We would have benefited from greater exposure to the strong-performing technology sector, of course, but rarely do technology stocks meet the demanding reward/risk requirements of the Portfolio.

     We continue to find unique total return opportunities among select real estate investment trusts ("REITs"). In the past, REITs have been a large positive contributor to Portfolio performance, but they have been lackluster thus far in 1998. Interestingly, we did benefit from a strong gain in ITT Educational Services, Inc., which we uncovered as a result of our REIT research.

     For the six months ended June 30, 1998, the Strategic Total Return Portfolio returned 6.60%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71%, and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 3.47% for the same period.

APPROACH AND OUTLOOK

     The first half of 1998 demonstrates the underlying strengths of how the Strategic Total Return Portfolio is managed. First, the Portfolio has a philosophy of investing in a blend of asset classes as a way to help control volatility while allowing for the reward of capital appreciation potential that comes with equity investing. Second, the investment strategy is built on investing in companies with strong balance sheets, established franchises, and consistent growth prospects with high profitability levels which we believe are sustainable. Maintaining a focused security valuation methodology and broad diversification against unwanted concentrations within each segment of the Portfolio further helps to control risks. We believe the strategic total return approach is appropriate for most parts of the business cycle, including our current outlook for moderate economic growth and low interest rates.

     [GRAPHIC OMITTED]        [GRAPHIC OMITTED]            [GRAPHIC OMITTED]

                                Luther King                 Scot C. Hollmann
                                     Strategic Total Return Portfolio
                                           Co-Portfolio Managers



This material must be preceded or accompanied by the Fund's current prospectus.

10  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                   PORTFOLIO MANAGERS' COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. STRATEGIC TOTAL RETURN PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX


                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  11

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THE PERIOD IN REVIEW

     The Emerging Growth Portfolio performed well for the six month period ending June 30, 1998. In general, a growth style did better than a value style this period and large capitalization stocks did better than small capitalization stocks. All together, the strong growth stock market helped the Portfolio while the strong large capitalization performance worked against it. For the six months ended June 30, 1998, the Emerging Growth Portfolio returned 22.48%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71% for the same period.

     Throughout the entire period, emerging growth stock valuations relative to larger stocks remained near the bottom of the typical range. The best performing groups were retail and selected technology, while energy stocks were the worst. Overall, the breadth of the market has been narrow, meaning a select number of stocks have been responsible for much of the market's appreciation. Fortunately, the Emerging Growth Portfolio identified many of these stocks. Among the best performers during the period were: Dell Computer Corporation, Engineering Animation, Inc., America Online, Inc., Capital One Financial Corporation, Yahoo! Inc., Best Buy Co., Inc., Pacific Sunwear of California, and Legato Systems, Inc.

INVESTMENT APPROACH

     The investment style being employed in the Portfolio is a "bottom-up" approach that focuses on individual stock selection. We attempt to identify the fundamentally best high-growth companies whose stocks are being rewarded in the marketplace. Stocks are selected based on two key criteria: rising earnings expectations and improving valuations. To be purchased for the Portfolio, stocks must satisfy both criteria. For the most part, stocks are sold immediately if earnings expectations fall, and fairly quickly if the valuation declines. The Portfolio, which remains fully invested for the most part, is broadly diversified to help control risk. This style remains consistent in all market conditions.

OUTLOOK

     With the earnings growth gap currently widening in favor of emerging growth companies, and given their attractive valuations, emerging growth stocks should be very attractive for investors. At the same time, though, enhanced market volatility has seemingly made liquidity a higher priority for investors, making stocks with higher trading liquidity more in demand. This situation seems unlikely to change near term. As a result, even though emerging growth stock fundamentals are at the point where the group traditionally begins to lead the market, it will not likely happen until the perceived need for trading liquidity subsides. Until then, the group will likely be volatile.

     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                              Gary M. Lewis
                                              Emerging Growth Portfolio
                                              Portfolio Manager

This material must be preceded or accompanied by the Fund's current prospectus.

12   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. EMERGING GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  13

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD IN REVIEW

     The first quarter of 1998 proved very rewarding for investors in the U.S. equity market. Stocks that had been undeservedly oversold in the wake of the Asian crisis rebounded nicely in an environment where inflation remained subdued and the Federal Reserve Board ("Fed") left interest rates unchanged. The post-Asian crisis earnings season came and went with some predictable casualties, but most companies got through it unscathed. Moreover, after a year in which value stocks significantly outperformed growth stocks, investors returned to a more aggressive posture. The Aggressive Growth Portfolio posted a strong quarter of absolute and relative performance, led by significant positions in pharmaceutical and financial services stocks.

     The second quarter, however, was much more challenging. But, while domestic stock funds on the whole struggled, large-cap growth funds performed reasonably well. The Portfolio, for its part, made the most of an all-cap approach by dramatically overweighting large-cap stocks. At period end, nearly 80% of total assets were invested in companies with market capitalizations greater than $ 5 billion. All together, the Portfolio's weighted average market cap exceeded $ 44 billion.

PERFORMANCE

     Within the large-cap discipline, we added value by maintaining our position in pharmaceutical stocks, which continued to be rewarded by a quality-minded investment community. The ten pharmaceutical holdings in the Portfolio represented 13.76% of total assets at period end and all performed well. We also saw good performance from our substantial technology holdings, especially during the month of June. Microsoft Corporation and America OnLine, Inc., were particularly strong. All told, a relatively good second quarter capped an extraordinary six months with the Portfolio outperforming its benchmark index. For the six months ended June 30, 1998, the Aggressive Growth Portfolio returned 27.38%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71%, and the Value Line (Arithmetic) Index returned 8.18% for the same period.

OUTLOOK

     Given the relative valuations of small-cap growth stocks, they would appear well positioned for a potential rally. But, unless signs of change in the investor psychology that has fueled the performance of large caps become apparent, the Portfolio will likely maintain its significant exposure to these stocks.

     We are very optimistic regarding the second half of the year. Given the sustained low levels of inflation, we continue to believe that the Fed will not raise interest rates for the rest of 1998. In fact, if the yield curve continues to flatten, it is conceivable that the Fed may be compelled to actually lower rates. We believe this environment would justify a price/earnings ratio for the stocks comprising the Dow Jones Industrial Average of 20 times next year's earnings. When multiplied against our earnings projection for the stocks in the Dow, we feel the Industrials could be at the 10,000 level by year-end. Coupled with the heightened interest in growth stocks revealed in June, we feel the prospects for solid performance in the second half are strong.

     [GRAPHIC OMITTED]                    [GRAPHIC OMITTED]

                                          David D. Alger
                                          President, Fred Alger Management, Inc.



This material must be preceded or accompanied by the Fund's current prospectus.

14  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

  COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND,
     INC. AGGRESSIVE GROWTH PORTFOLIO, THE VALUE LINE (ARITHMETIC) INDEX AND THE
                  STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  15

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

PERFORMANCE

     One could say the Portfolio took it on the chin this period, particularly during the second quarter. This seems particularly disappointing until it is compared to the typical stock. Outside the major indexes and their relatively narrow lists, the 5,000 or so stocks in the New York Stock Exchange were up 9.0% for the first quarter yet down 4.7% in the second quarter. Obviously, we did not escape this market consolidation. We are especially disappointed with the many stocks that underperformed for the period, most of which came from smaller companies. For the six month period ended June 30, 1998, the Balanced Portfolio returned 4.18%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71%, and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 3.47% for the same period.

PORTFOLIO ACTIVITY

     Selected changes have been made to strengthen positions as we go forward. In the equity portion of the Portfolio we added 11 and eliminated 15 equity positions, bringing the total number of holdings to 53 common and preferred stocks. Large-cap holdings are beginning to dominate the Portfolio, as we are making a conscious effort to select larger companies in the hopes of adding a higher level of earnings stability and predictability.

OUTLOOK

     Looking forward, we see few signs of weakness in the domestic economy, although earnings expectations have ratcheted down in the last few months. One area of concern is a potential tightening by the Federal Reserve Board ("Fed"). Notes from the last Federal Reserve Open Market Committee meeting show that if Mr. Greenspan had wanted to raise rates, he would have had the votes. Obviously, a lot has changed in the last three months. We suspect the Fed will remain silent until at least 1999 as long as the domestic economy does not erupt with growth and/or Asia does not find a cure for their nagging flu.

     As we are finding out, economic flu for the rest of the world can actually be beneficial for us in some ways, at least in the short-term. Growth is kept in check, inflation is almost non-existent, and our markets are still seeing a flight to quality. Foreign investors are pouring money into our market to protect their investments from the currency pressure they are feeling at home.

     As companies begin to report this quarter, we should see some signs if Wall Street analysts over or under-estimated the effects of Asia on corporate earnings. If there are more negative surprises, we would expect a difficult second half of the year. Of course if there are more positive surprises -- especially with falling interest rates -- we would expect the market to continue to move higher, particularly if cash flow into mutual funds remains at or near its year-to-date in flow rate. We suspect our larger companies with international exposure will report at least in line with their already diminished expectations, and many of our domestic names will surprise us with very good numbers this quarter.

     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                             Michael Van Meter
                                             Balanced Portfolio
                                             Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus.

16  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

     COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. BALANCED PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  17

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     It was, to say the least, a difficult period for the Portfolio. While many market indexes set record highs, the speculative market environment was altogether unfavorable for a defensive equity strategy like ours. For the six months ended June 30, 1998, the Growth & Income Portfolio returned 1.25%. By comparison, the Standard & Poor's Index of 500 Common Stocks ("S&P 500") returned 17.71%, the Dow Jones Utilities Average returned 9.68%, and the Russell 3000 Index returned 14.28% for the same period.

     The Growth & Income's strategy emphasizes sectors and stocks that are undervalued, out of favor, and relatively high yielding. We seek stocks of companies with improving fundamentals and, according to our proprietary defensive stock model, low risk of relative price declines. Out of this, three sectors emerge prominently: real estate investment trusts ("REITs"), electric utilities, and diversified gas companies

PERFORMANCE

     Unfortunately, these sectors, which account for over 60% of the Portfolio's assets, significantly trailed the market this period. REITs, as measured by the Morgan Stanley REIT Index, actually fell in the first half. Despite a much higher dividend yield and faster earnings growth, REITs are now sharply undervalued relative to the S&P 500. Moreover, real estate fundamentals are sound in most parts of the country. We expect their relative performance to improve in the third quarter. Electric utilities are substantially undervalued versus the S&P as well. The outlook for the group showed noticeable improvement, however, in the second quarter. Prospects for the natural gas stocks also appear excellent. We think demand will continue to rise and supply will remain constrained, and that many of the gas companies could be excellent takeover candidates.

     Among the REITs and local gas utilities, which were our worst performers, Meditrust Corporation, a "paired-share" REIT, fell as Federal legislation to curb the "paired-share" advantage was introduced with likely passage. Associated Estates Realty Corporation, an apartment REIT, fell on weaker operating results and an unpopular acquisition outside its Midwest territory. In our analysis, both of these high-yielding stocks had excellent records of defensive stock performance prior to this year.

     On the plus side, the best performing stocks in the Portfolio were several of our largest holdings: McCormick & Company, Inc. (spices), ABB AB (international power generation), El Paso Natural Gas Company (gas pipeline), and NIPSCO Industries, Inc. (electric utility).

OUTLOOK

     The U.S. stock market has defied history, valuation, and probability so far this year. It is by far the most expensive stock market ever. The Growth & Income Portfolio, while disappointing in its lack of participation in a strong market this year, continues to achieve its goal of downside protection on days of "market stress." We're confident our major sectors will have better results in the second half while continuing to provide excellent relative safety in more adverse market conditions.

     [GRAPHIC OMITTED]            [GRAPHIC OMITTED]         [GRAPHIC OMITTED]

                                  Steven J. Lehman          Linda A.  Duessel

                                           Growth & Income Portfolio
                                             Co-Portfolio Managers



This material must be preceded or accompanied by the Fund's current prospectus.

18  W R L  S e r i e s  F u n d , I n c .

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO
                   PORTFOLIO MANAGERS' COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

     COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GROWTH & INCOME PORTFOLIO, THE RUSSELL 3000 INDEX, THE DOW JONES UTILITIES AVERAGE INDEX, AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  19

                             WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     While equity returns during the period were generally strong, there was a fair amount of turbulence below the surface. More specifically, stocks of small and mid-cap companies performed relatively poorly, while the highly liquid, "mega-cap" stocks were ahead of the market. In this environment, relative valuations for the group of stocks that are not mega-caps have actually been attractive for much of the past year even though market valuations in aggregate appear to be overpriced.

PERFORMANCE

     While several factors positively impacted the Portfolio's performance during the period, the most significant was a series of mergers and acquisitions involving some of our largest holdings, including 360 Communications Company, Green Tree Financial Corporation, and Chrysler Corporation. At the same time, our media stocks were in favor due to the potential for industry consolidation, as well as asset sales and other shareholder-friendly initiatives.

     We achieved mixed results from our "defensive" equity positions, which were originally purchased based on their historical low volatility, healthy dividend yield, and capacity to outperform in a bear market. Electric utility stocks, for example, performed as expected but our real estate investment trusts (REITs) were generally weak. While the REIT group is apparently digesting its strong 1996-1997 performance, we think that over a series of market environments the group will add value to the portfolio.

     For the six months ended June 30, 1998, the Tactical Asset Allocation Portfolio returned 7.14%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71%, and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 3.47% for the same period.

PORTFOLIO COMPOSITION

     In terms of asset allocation, our models are proposing a fairly cautious intermediate-term outlook with a likelihood of continued volatility. The Tactical Asset Allocation Portfolio is well positioned for this environment, with a strong value discipline in the equity selection process, and a high quality profile in the fixed-income holdings. Our allocation to equities was 55.4% at period end, well below the 60% "neutral" positioning for the Portfolio. Furthermore, our exposure to "defensive" sectors such as REITs and electric utilities should help keep the Portfolio in a capital preservation mode in the event of a market correction.

     The Portfolio has important exposure to stocks of companies in what we call "junior large-cap." The companies we favor typically enjoy leading if not commanding market position within their industry segment. Moreover, many of these stocks have been passed over in a market environment that has tended to pay up for greater liquidity and greater market capitalization. Our value philosophy and disciplined approach have identified this segment of the stock market as the area that offers the potential for the best opportunity relative to risk.

OUTLOOK

     Our stock selection process and asset allocation models have provided long-term clients with relatively stable returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors with solid risk-adjusted returns, while providing downside protection in times of market instability.

     [GRAPHIC OMITTED]             [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

                                    Arvind Sachdeva         John C. Riazzi
                                     Tactical Asset Allocation Portfolio
                                           Co-Portfolio Managers



This material must be preceded or accompanied by the Fund's current prospectus.

20  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                   PORTFOLIO MANAGERS' COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. TACTICAL ASSET ALLOCATION PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS, AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX


                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  21

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     The market's narrow leadership this period was primarily focused on its largest 50 stocks. The large-cap stocks that have been driving the major indexes are at price levels that, aside from alarming most professionals, make them particularly vulnerable to any impending slowdown in earnings growth rates. In this environment the C.A.S.E. Growth Portfolio underperformed its benchmark. For the six month period ended June 30, 1998, the C.A.S.E. Growth Portfolio returned 4.44%. By comparison, the Wilshire 5000 Index returned 14.68% for the same period.

     The fact is the majority of professional money managers have been underperforming the major equity averages over the past few years. Much of this underperformance can be attributed to the precautions that the professional community is taking in the face of a stock market that refuses to be bound by its underlying fundamentals. A tidal wave of uninitiated foreign and U.S. private investors has propelled the stocks in the Dow Jones Industrial Average to levels two and three times higher than normal.

APPROACH

     In the face of what is now the longest running bull market in stock market history, we have been making a practice of avoiding stocks that have risen to lofty, and in our opinion, unsustainable levels. Based on our estimations of both trailing and leading earnings, the stocks of the Portfolio are selling at multiples below those of the Standard & Poor's Index of 500 Common Stocks.

     During the length of 1997, we put the emphasis more on growth stocks as opposed to value stocks. This policy proved wise as the Portfolio's performance compared favorably to the markets. In 1998, however, the market appears to be pushing the upper end of its envelope and we are becoming more and more defensive as these conditions persist. Certainly, Asia's recession has influenced the earnings growth of many companies. Thus far, basic industries, technology, and energy have suffered the brunt of the earnings disappointments. Meanwhile, there are other sectors of the economy that won't feel the effect for several months and others, such as retail stores that actually benefit from cheaper Asian-made goods and a pickup in U.S. consumer demand.

OUTLOOK

     At present levels, stocks seem vulnerable to a market sell-off. If the market or the economy does not run into trouble, we believe the superior returns and growth rates of the Portfolio's stocks should help to nurture its assets. If the market does move down, we believe our value disciplines will do much to help preserve capital. We believe the performance that counts most is that which is achieved in both good and in bad markets over a long period of time.


     [GRAPHIC OMITTED]                      [GRAPHIC OMITTED]

                                            William E. Lange
                                            President and Chief
                                            Executive Officer
                                            C.A.S.E. Management, Inc.



This material must be preceded or accompanied by the Fund's current prospectus.

22  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. C.A.S.E. GROWTH PORTFOLIO, AND THE WILSHIRE 5000 INDEX


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  23

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     Although flat to down for much of the second quarter, the U.S. stock market, at least as measured by the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), did show life in the closing two weeks. Most global markets followed a similar pattern, with the second quarter adding only slightly to the first quarter's stellar gains. In the meantime, the U.S. bond market rallied strongly in the second quarter. The Portfolio, with approximately 30% of its assets in Treasury and corporate bonds, profited from the bond market rally. For the six month period ended June 30, 1998, the Global Sector Portfolio returned 10.39%. By comparison, a 60% weighting in the Financial Times World Index and a 40% weighting in the Lehman Hutton Aggregate Bond Index, appreciated 11.37%. Individually, the Financial Times World Index increased 14.77%, while the Lehman Hutton Aggregate Bond Index was up 6.27% for the same period.

     For much of the last three and a half years, the market has been led by a narrow group of large-capitalization stocks. That theme continued this period, most notably in the second quarter. Despite the rise in the S&P 500, the small and mid-cap segments of the U.S. market finished down for the most part. Active managers once again had a tough time keeping pace with large-cap benchmarks dominated by just a few stocks.

DOMESTIC ACTIVITY

     The Global Sector Portfolio emphasized four domestic sectors this period: technology, leisure, financial, and healthcare. Technology stocks, leaders of the market in the first quarter, were poor performers in the second quarter as fears of the Asian impact on U.S. companies hurt share prices. In our opinion, the sell-off in these stocks has once again created a very attractive buying opportunity. According to our valuation measures, many of the positions we hold in the technology sector are selling below their fair value. The problems in Asia have had an impact on these companies, to be sure, but investors have overreacted, we think, pushing prices far too low. We expect these stocks to rebound and contribute positively to performance for the remainder of 1998.

     Otherwise, several stocks in the leisure sector have been market leaders of late. Time Warner, Inc. for example, has been helped by investors' resurrected belief in cable related shares while Viacom, Inc., considered a "dog" for much of the recent bull market, has posted a well documented turnaround, nearly doubling this period. Financial and healthcare stocks also participated in the market's narrow advance -- financial issues were boosted by lower interest rates while drug stocks benefited from investors' flight to quality.

FOREIGN MARKETS

     Outside the U.S., European markets rallied nicely, as stable economic growth and low inflation have been the norms. Moreover, the benefits of the European Monetary Union are beginning to accrue to joining nations. The Portfolio's positions in Italy, Germany, and Denmark have all participated in the global equity surge. While our positions in Italy were sold during the second quarter, as valuations turned negative after significant capital appreciation, Germany and Denmark still appear to have considerable upside potential. Japan has thus far been a drag on the Portfolio, though the market looks as undervalued to us as it has been this decade.

     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                             Bryan M. Ritz
                                             Global Sector Portfolio
                                             Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus. Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

24  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GLOBAL SECTOR PORTFOLIO, FINANCIAL TIMES WORLD INDEX, AND THE LEHMAN HUTTON AGGREGATE BOND INDEX


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  25

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     The Portfolio's investment objective is to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which we believe are in fundamentally attractive industries and are undervalued at the time of purchase. The Asian Flu, which seemed like just the right medicine for the financial markets in January and February, re-ignited investor fears of slower U.S. economic growth and negatively impacted a number of our holdings sensitive to the economy.

     Despite the double-digit gains for the major stock indexes, there were large disparities in performance between sectors. On the favorable side, demand for "safe" high-earnings visibility stocks drove many large-capitalization growth stocks to record valuations. On the negative side, many value-oriented, economy-sensitive and smaller stocks were unchanged or showed only modest gains.

PERFORMANCE

     For the six month period ended June 30, 1998, the Value Equity Portfolio returned 6.18%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71% for the same period. The Portfolio was impacted by its exposure to a number of economically sensitive companies as well as to energy service issues. While we believe the oil-service industry has an excellent outlook, declining oil prices have pushed energy stocks lower. We have used this weakness as an opportunity to add selectively to the sector. On the positive side, a number of consumer-oriented stocks purchased last year performed well, including Time Warner, Inc. and MediaOne Group, Inc. The outlook for consumer spending continues to improve and we are adding to holdings in this sector. Also benefiting the Portfolio, and reflecting the inherent value in its holdings, was the takeover of Alumax Inc. by Aluminum Company of America and the pending merger of Dresser Industries, Inc. and Halliburton Company.

OUTLOOK

     As value-oriented investors, we have always paid great attention to the price of companies in which we invest. The reason for the discipline is simple:
No matter how great a business might be, investors will not prosper if they overpay. The gulf between prices currently being paid by investors for stocks perceived as "safe" from Asia's fallout, versus those that are perceived as being "exposed" to an Asian recession, has reached levels we can only describe as unimaginable. Investors are apparently discounting not only the future, but, as the old saying goes, the hereafter as well.

     The other side of the coin shows just how much fear of the Asian flu has compressed multiples of companies not perceived as "safe". This would include stocks like General Motors Corporation, Caterpillar, Inc., Loews Companies, Inc., Deere & Company, Delta Air Lines, Inc., Case Corporation, and Philip Morris Companies, Inc. Clearly, investors are anticipating a very bleak future for these companies, even though all are currently near record profits. One cannot predict with certainty, of course, how long such a valuation chasm will persist. But just as the first round of Asian panic subsided earlier this year, we believe this round will as well. When it does, the market will rethink its math just as it did in the first quarter of this year.


     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                             Edward C. Friedel
                                             Value Equity Portfolio
                                             Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus.

26   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. VALUE EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  27

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                         PORTFOLIO MANAGERS' COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

     For the six month period ended June 30, 1998, the International Equity Portfolio produced a total return of 17.80%. By comparison, the Morgan Stanley Capital International (EAFE) Index returned 11.12%, and the Morgan Stanley Capital International World (excl. United States) Index return was 10.99%.

     SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED:

PERFORMANCE

     The main contributor to the Portfolio's strong performance this period was country allocation decisions. In particular, the overweighted position in Europe and the underweighted positions in Japan and the Far East.

EUROPE

     Within Europe we did well in country markets like Finland, Belgium, and France. Individual stock selections within each region also impacted positively on performance, especially Finland where Nokia Oyj, Europe's largest mobile phone manufacturer, was up more than a 100%. Other stocks like Telefonica S.A. in Spain and Valeo SA in France helped offset poor performances from stocks in Germany and Sweden. Holdings in these areas suffered badly from a strong de-rating of certain technological sensitive issues -- an area of the market that will always be prone to Asia-induced earnings fears.
     For the rest of the year, the consensus is that the European economy will remain in good health with Spain, Italy, France, and possibly Germany providing the engines for economic growth across the region.

FAR EAST

     In Japan, meanwhile, values fell throughout the period as economic data pointed towards the deterioration of the economy. Under these conditions, the underweighted position in Japanese equities, particularly in the banking sector, added relative value to performance. All of this was reinforced by the continued yen weakness. The problems of the banking sector continue, though we are watching carefully for signs of a government led solution. Far Eastern markets, on the whole, continued to struggle as the economic slowdown and weakening of the yen took their toll. The Indonesian market was by far the worst affected.

     Within the Asian portion of the Portfolio, there was considerable activity, most of it resulting from our decision to underweight the region. Between a reduction in the number of holdings and declining prices, the Portfolio's commitment to Asian equities was reduced by more than 50%. There were few changes to asset allocation and our only overweighted regions are India and China.

LATIN AMERICA

     Latin American markets, which are heavily influenced by the fortunes of the yen, also had a disappointing period. Only the intervention of the U.S. to support the weakening yen offered some support to falling prices across the region. Volume in the markets was lower than even the crisis of last year. We did profit from a few stock selections in Brazil.

     GE INVESTMENT MANAGEMENT INCORPORATED:

THIS PERIOD

     It was essentially a tale of two markets this period: Europe versus Asia. Fortunately, we maintained a very high weighting in European equities and a relatively small one in Asian stocks. All together, we're pleased with the Portfolio's performance, though we did give back a fair amount in June. Towards the end of the period, the problems in Asia weighed in heavily on the global markets and many of our stocks moved lower, most notably those in the UK. We think, however, this only makes them a better value for the second half of the year.

PERFORMANCE

     Our positive performance was driven primarily by our position in Continental Europe where we had several issues that appreciated more than 50%. We benefited from a combination of stocks in several arenas, including beneficiaries of the Year 2000 conversions, restructuring stories, and, most notably, finance stocks. Aside from restructuring and consolidation, many financial companies are benefiting from the privatization of the public pension schemes. This is a major theme that we think will play out over the next several years in Europe. Some of the financial stocks in the Portfolio appreciated greatly, and we've done some fine-tuning based on relative valuations. But overall, we continue to have a good weighting in financial service stocks in Europe.

     Asia, on the other hand, is highly problematic. Despite the low valuations, we're rather skeptical of the growth prospects for the region, and as the fundamentals continue to erode, it's getting harder and harder to identify value there. That's true especially in Japan. The key, we think, is to find companies that have globally exportable and competitive goods or services without a lot of debt. That, quite simply, is very difficult right now. Worse yet, some of the companies that do look attractive are experiencing problems with the domestic parts of their business.

OUTLOOK

     From here, we think the biggest issue is creating a bottom to the whole Pacific Basin. The market's skittishness in June is a good indication of just how worried investors are regarding the Japanese economy. The potential ramifications of a further weakening in the yen, especially the impact that could have on emerging markets, are enormous. While we would prefer the world to be more balanced, we are gratified as to how well the European markets have been acting. They are not immune to short-term disappointments of course, but, very much like the U.S. market, European markets are reacting very well to the upside. We feel Europe will continue to be kind of a torch carrier for the international markets with very tight leadership.


          [GRAPHIC OMITTED]   International Equity Portfolio [GRAPHIC OMITTED]
                                Co-Portfolio Management
          [GRAPHIC OMITTED]                                  [GRAPHIC OMITTED]

             Russell Hogan                                     Ralph Layman
   For the Investment Management Board                       Portfolio Manager


This material must be preceded or accompanied by the Fund's current prospectus. Foreign securities involve special risks described in the prospectus that should be considered carefully before investing.

28   W R L  S e r i e s  F u n d ,  I n c .

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                   PORTFOLIO MANAGERS' COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

     COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. INTERNATIONAL EQUITY PORTFOLIO, THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD (EXCL. UNITED STATES)


                               [GRAPHIC OMITTED]


                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  29

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

INVESTMENT APPROACH

     The U.S. Equity Portfolio employs what we call a style-neutral approach. We attempt to accomplish that through a team approach that combines a growth-oriented and a value-oriented management. Each portfolio is constructed on a bottom-up basis with stocks that meet valuation criteria for each manager's particular style. Given that we're trying to reduce volatility caused by style bias, the U.S. Equity Portfolio will generally have variances by sector and industry versus the Standard & Poor's Index of 500 Common Stocks ("S&P 500"). Our aim is to generate superior long-term performance by finding stocks we think are going to outperform the index over the next three to five years.

THIS PERIOD

     The outstanding characteristic of the stock market this period was, no doubt, the domination of large-cap stocks. Within the S&P 500, for example, the 100 biggest stocks were up nearly twice as much as the next best performing quintile. In other words, a portfolio that was equally weighted across all the stocks of the S&P 500 would have underperformed the index, which is capitalization weighted. That's made it difficult for most active investment managers to keep up with the S&P 500 this year.

PERFORMANCE

     In our case, we underperformed the market modestly in the first half. For the six months ended June 30, 1998, the U.S. Equity Portfolio returned 14.34%. By comparison, the S&P 500 rose 17.71% for the same period. The U.S. Equity Portfolio's relative performance was hurt by an underweighting in the technology sector, which did very well, and an overweighting in energy stocks, which were generally weak. On the positive side, we overweighted in a couple of industries -- cable and retail -- within the consumer cyclical sector that were very strong this period. We were also helped by large weightings within the consumer staples, pharmaceuticals, and healthcare areas.

     As far as individual names that impacted performance, we benefited nicely from AirTouch Communications, Inc., one of our larger holdings, which was up in the first half. On the other hand, we were overweighted in International Business Machines Corporation, which turned out to be one of the few technology stocks that did not keep up with the market. The stock still looks like a very good value to us going forward, however, as more of their business is moving into the service area. We were also quite underweighted in Microsoft Corporation, a stock that continues to defy gravity from the point of valuations, in our opinion. While Microsoft Corporation is a stock that long term we want to own, it simply looks overvalued at current levels.

OUTLOOK

     Our outlook with regard to equities is still cautious. While there are several positives surrounding the general market, including low inflation and a healthy liquidity background, we simply can't justify stock valuations in most cases. Moreover, there's concern about earnings per share slowing in the second half of this year. Indeed, the large premium being placed on large-cap stocks right now is probably a reflection of their superior ability to deliver earnings in a difficult environment. We think, however, there's too much of a premium currently being placed on those large-cap stocks. Ultimately, we suspect valuations will come back into line and, with that, the market should broaden out and allow an active manager to do better versus the indexes.


     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                             Eugene Bolton
                                             U.S. Equity Portfolio
                                             Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus.

30  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. U.S. EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  31

                              WRL SERIES FUND, INC.
                          THIRD AVENUE VALUE PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

INVESTMENT APPROACH

     The Third Avenue Value Portfolio focuses on finding stocks of fundamentally strong companies selling at discounted prices. We look for opportunities to "average down" in positions in which we believe there to be good values. The Portfolio took advantage of market dips to focus its efforts and resources on "averaging down" in existing positions while identifying and acquiring several new positions, but, all together, this was a difficult period. At period end, the Portfolio held positions in 26 companies and was 91.9% invested. From its inception on January 2, 1998, through June 30, 1998, the Third Avenue Value Portfolio declined (4.09)%. By comparison, the Standard & Poor's Index of 500 Common Stocks returned 17.71% for the same period.

     During the period, there were, and continue to be, bear markets in two sectors that we believe have outstanding long-term growth potential -- technology and Japanese non-life insurance stocks.

OPPORTUNITIES IN TECHNOLOGY

     In our opinion, the semiconductor equipment industry will experience explosive growth over the long term, more so even than it has in the past. The engines of growth will not only be increasing demand from a wide variety of sources which are going digital, but also from technological innovation which will induce semiconductor manufacturers to re-equip their facilities. To be sure, the industry is highly cyclical and will always have boom and bust characteristics, but the industry is fast moving, highly competitive, and highly innovative. Of course, no matter how much the industry prospers, not every company will prosper; some will fall by the wayside. Our intention is to acquire common stocks of well-financed companies which are already public at prices lower than what we think a first stage venture capitalist would have to pay.

JAPAN

     In buying the common stocks of Japanese financial institutions, we have concentrated on non-life insurance companies. Non-life insurance companies seem to be the only financial institutions in Japan, a capital short economy, with tremendous amounts of surplus or excess capital. And given Japan's aging population, there seems to be a huge amount of growth opportunities in marketing products to the elderly, including investment funds, pension plans, nursing homes, health care, and vacation packages.

OUTLOOK

     Judgments about future growth potentials for buy and hold fundamentalists seem sounder when they are based more on qualitative reasoning about an industry outlook than on quantitative linear projections of a past earnings trend. Put otherwise, we are convinced that semiconductor equipment will be a growth industry despite a lack of earnings progress in 1998, and for all we know at this time, 1999.

     Virtually everyone on Wall Street defines growth based on such quantitative linear projections based on past earnings. We think relying only on past earnings is a dangerous way to analyze if you are a buy and hold fundamentalist. As a buy and hold fundamentalist, one needs a more balanced and patient approach.

     [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]

                                             Martin J. Whitman
                                             Third Avenue Value Portfolio
                                             Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus.

32  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                          THIRD AVENUE VALUE PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. THIRD AVENUE VALUE PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  33

                              WRL SERIES FUND, INC.
                        REAL ESTATE SECURITIES PORTFOLIO
                         PORTFOLIO MANAGER'S COMMENTARY
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

THIS PERIOD

     The Real Estate Securities Portfolio commenced operations May 1, 1998, with an objective of long-term total return from investments primarily in equity securities of real estate companies. During the two months the Portfolio was effective, the real estate investment trust (REIT) market continued a decline that began earlier in the year. Although substantially outperforming the Russell 2000 Index, REITs underperformed the Standard & Poor's Index of 500 Common Stocks ("S&P 500"). Year to date, REITs are trailing the S&P 500 by a considerable margin.

     Among real estate property sectors, performance varied widely; retail REITs posted the best returns, followed by residential REITs, office/industrial REITs, and companies classified in the other property sector. Among sub-sectors or industries, regional malls posted the highest returns during the period with strip centers and diversified REITs close behind. Self-storage REITs and hotels continued to lag the broader market.

PERFORMANCE

     From its inception on May 1, 1998, through June 30, 1998, the Real Estate Securities Portfolio declined 2.15%. By comparison, the Morgan Stanley REIT Index was down 4.39%. Within the Portfolio, the stocks having the greatest positive impact for this short period included: Apartment Investment & Management Company, one of the largest apartment owners in the U.S.; Reckson Services Industries, Inc., a diversified REIT which provides various property services; and Excel Realty Trust, Inc., an owner of properties located primarily in shopping centers throughout the country. Stocks that had a negative impact on the Portfolio were: Arden Realty, Inc., which owns a large portfolio of suburban office properties in the Los Angeles basin; FelCor Suite Hotels, Inc.; and Post Properties, Inc., one of the premier developers and owners of luxury apartments in the southeast and southwest.

OUTLOOK

     With the U.S. economy continuing to exhibit strong job and income growth, commercial real estate fundamentals remain solid. That being said, however, a worsening trade balance, declining manufacturing payrolls, and slower inventory accumulation suggest that economic growth may be poised to slow. All of this together implies slower, but still positive, net absorption and rent growth in the coming months. In addition, our analysis of construction activity nationwide suggests that new supply will stay in balance through 1999. Conditions in some metropolitan areas, however, are likely to deteriorate due to increasing supply and moderating demand.

     Since their pool of easy capital has been drained, REITs are looking at other sources of funds, including the sale of lower yielding properties and re-deployment of assets into projects that will add long-term value to shareholders. Given our continued expectations of solid growth for direct real estate, double-digit cash flow growth for REITs and their recent relative underperformance, we continue to believe an over-weighting to the sector is justified.

     [GRAPHIC OMITTED]                    [GRAPHIC OMITTED]

                                           Daniel P. O'Connor
                                           Real Estate Securities Portfolio
                                           Portfolio Manager



This material must be preceded or accompanied by the Fund's current prospectus.

34  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                        REAL ESTATE SECURITIES PORTFOLIO
                   PORTFOLIO MANAGER'S COMMENTARY (continued)
                       For the period ended June 30, 1998
                                   (unaudited)
                       ----------------------------------

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN THE WRL SERIES FUND, INC. REAL ESTATE SECURITIES PORTFOLIO AND THE MORGAN STANLEY REIT INDEX


                               [GRAPHIC OMITTED]



                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  35

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

                                                       PRINCIPAL     MARKET
                                                        AMOUNT        VALUE
                                                       ---------     --------
COMMERCIAL PAPER (59.54%)
     AUTOMOTIVE (3.43%)
  Ford Motor Credit Company
     5.49%, due 07/08/98 .............................  $ 5,000      $ 4,995
      COMMERCIAL BANKS (40.32%)
 Abbey National Treasury Services (a)
     5.48%, due 06/01/99 .............................    5,000        4,995
  CXC Inc.
     5.50%, due 07/06/98 .............................    5,000        4,996
  CXC Inc.
     5.53%, due 07/16/98 .............................    2,000        1,995
  Diageo Capital Plc
     5.37%, due 08/12/98 .............................    5,000        4,969
  Diageo Capital Plc
     5.44%, due 09/02/98 .............................    1,000          990
  Generale Bank Nederland NV
     5.50%, due 09/10/98 .............................    5,000        4,946
  Halifax Plc
     5.48%, due 09/21/98 .............................    7,000        6,913
  SunTrust Banks, Inc.
     6.88%, due 08/12/98 .............................    5,000        4,960
  SunTrust Banks, Inc.
     5.49%, due 09/09/98 .............................    1,000          989
  The Bank of New York Company, Inc.
     5.49%, due 09/21/98 .............................    5,000        4,937
  U.S. Bancorp
     5.52%, due 07/24/98 .............................    5,000        4,982
  Wachovia Bank NA
     5.52%, due 08/12/98 .............................    6,000        5,961
  Windmill Funding Corporation
     5.55%, due 07/08/98 .............................    7,062        7,054
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.43%)
  General Electric Capital Corporation (a)
     5.93%, due 05/04/99 .............................    5,000        5,000
      FINANCE (4.67%)
  Province of Quebec
     5.48%, due 12/30/98 .............................    3,000        2,917
  Province of Quebec
     5.50%, due 01/11/99 .............................    4,000        3,881
     OIL & GAS EXTRACTION (3.43%)
  Atlantic Richfield Company
     5.55%, due 08/14/98 .............................    5,000        4,966


                                                        PRINCIPAL     MARKET
COMMERCIAL PAPER (CONTINUED                              AMOUNT        VALUE
                                                        ---------     --------
     PETROLEUM & PETROLEUM PRODUCTS (4.26%)
  Koch Industries, Inc.
     6.30%, due 07/01/98 .............................  $ 6,201      $ 6,201
                                                                     -------
  Total Commercial Paper
  (cost: $ 86,647).............................................       86,647
                                                                     -------
SHORT-TERM OBLIGATIONS (16.49%)
     FINANCE (1.37%)
  Asset-Backed Securities Investment
     Trust - 144A (a)(b)
     5.66%, due 08/17/98 .............................    2,000        2,000
  COMMERCIAL BANKS (15.12%)
  American Express Centurion Bank (a)
     5.60%, due 05/07/99 .............................    1,000        1,000
  Bank Boston NA (a)
     5.76%, due 10/06/98 .............................    5,000        4,999
  Bankers Trust New York (a)
     5.53%, due 07/07/98 .............................    1,000        1,000
  Corestates Bank NA (a)
     5.60%, due 05/14/99 .............................    5,000        5,000
  Keybank NA (a)
     5.74%, due 07/31/98 .............................    5,000        5,000
  Old Kent Bank (a)
     5.65%, due 11/04/98 .............................    5,000        5,000
                                                                     -------
  Total Short-Term Obligations
  (cost: $ 23,999).............................................       23,999
                                                                     -------
CERTIFICATES OF DEPOSITS (24.05%)
  Bank of America National Trust &
     Savings Association
     5.63%, due 02/26/99 .............................    2,000        1,999
  Bank of Nova Scotia (a)
     5.52%, due 06/07/99 .............................    5,000        4,996
  The Bank of New York Company, Inc.
     5.64%, due 03/26/99 .............................    2,000        1,999
  Commerzbank AG
     5.67%, due 03/05/99 .............................    3,000        2,999
  Creditanstalt AG
     5.89%, due 11/17/98 .............................    4,000        4,002
  Deutsche Bank AG
     5.73%, due 04/15/99 .............................    3,000        2,999
  Harris Trust & Savings Bank
     5.57%, due 08/25/98 .............................    6,000        6,000

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

36  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

                                                      PRINCIPAL       MARKET
                                                        AMOUNT        VALUE
                                                      ---------     ---------
CERTIFICATES OF DEPOSITS (CONTINUED)

  NationsBank Corporation
     5.55%, due 07/16/98 ...........................  $ 2,000        $   2,000
  NationsBank Corporation
     5.60%, due 09/04/98 ...........................    1,000            1,000
  Societe General New York (a)
     5.57%, due 05/26/99 ...........................    5,000            5,000
  Swiss Bank Corporation New York
     5.64%, due 03/23/99 ...........................    2,000            1,999
                                                                     ---------
  Total Certificates of Deposits
  (cost: $ 34,993)...............................................       34,993
                                                                     ---------
  Total Investment Securities
  (cost: $ 145,639)..............................................    $ 145,639
                                                                     =========
SUMMARY
  Investments, at market value .....................   100.08%       $ 145,639
  Other liabilities in
     excess of assets ..............................    (0.08%)           (119)
                                                       ------        ---------
  Net assets .......................................   100.00%       $ 145,520
                                                       ======        =========
NOTES TO SCHEDULE OF INVESTMENTS:
(a) Floating rate note. Rate listed is as of June 30, 1998.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  37

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

                                       PRINCIPAL      MARKET
                                        AMOUNT        VALUE
                                       ---------     -------
U.S. GOVERNMENT OBLIGATIONS (29.06%)
  U.S. Treasury Bonds
     7.25%, due 05/15/16 ............   $ 5,000      $ 5,852
  U.S. Treasury Bonds
     6.25%, due 08/15/23 ............     5,000        5,354
  U.S. Treasury Bonds (b)
     6.50%, due 11/15/26 ............     3,000        3,333
  U.S. Treasury Notes (b)
     5.88%, due 11/30/01 ............     5,000        5,048
  U.S. Treasury Notes (b)
     5.75%, due 10/31/02 ............     7,000        7,052
  U.S. Treasury Notes (b)
     6.63%, due 05/15/07 ............     7,500        8,047
  U.S. Treasury Notes (b)
     6.13%, due 08/15/07 ............     6,000        6,239
                                                     -------
  Total U.S. Government Obligations
  (cost: $ 40,129)..............................      40,925
                                                     -------
MORTGAGE-BACKED SECURITY (1.80%)
  Aetna Commercial Mortgage Trust
     6.71%, due 01/15/06 ............     2,500        2,527
                                                     -------
  Total Mortgage-Backed Security
  (cost: $ 2,559)...............................       2,527
                                                     -------
ASSET-BACKED SECURITIES (4.28%)
  CIT RV Trust 1998-A
     6.09%, due 02/15/12 ............     2,000        2,004
  Citibank Credit Card Master Trust I
     6.05%, due 01/15/10 ............     2,000        2,016
  CSTX Trade Receivable Master Trust
     6.00%, due 07/26/04 ............     2,000        2,001
                                                     -------
  Total Asset-Backed Securities
  (cost: $ 5,963)...............................       6,021
 CORPORATE DEBT SECURITIES (56.69%)
     AUTO REPAIR, SERVICES & PARKING (1.92%)
  Ryder System, Inc.
     9.25%, due 05/15/01 ............     2,500        2,703
     AUTOMOTIVE (5.93%)
  Daimler-Benz of North America, Inc.
     7.38%, due 09/15/06 ............     2,000        2,153
  Ford Motor Credit Company
     6.75%, due 08/15/08 ............     2,000        2,060
  General Motors Corporation
     7.13%, due 05/01/03 ............     4,000        4,130

                                        PRINCIPAL      MARKET
                                         AMOUNT        VALUE
                                        ---------     -------
CORPORATE DEBT SECURITIES (CONTINUED)

     BUSINESS CREDIT INSTITUTIONS (2.87%)
  FINOVA Capital Corporation
     6.50%, due 07/28/02 ............   $ 2,000      $ 2,023
  Heller Financial, Inc.
     6.44%, due 10/06/02 ............     2,000        2,019
     CHEMICALS & ALLIED PRODUCTS (2.22%)
  Praxair, Inc.
     6.90%, due 11/01/06 ............     3,000        3,128
     COMMERCIAL BANKS (8.90%)
  NationsBank Corporation
     7.50%, due 09/15/06 ............     3,000        3,244
  PNC Bank Corp.
     6.88%, due 07/15/07 ............     3,000        3,105
  Skandinaviska Enskilda Banken (a)
     6.50%, due 12/29/49 ............     2,000        2,006
  Swiss Bank Corporation
     6.75%, due 07/15/05 ............     2,000        2,063
  Swiss Bank Corporation
     7.00%, due 10/15/15 ............     2,000        2,118
     COMPUTER & OFFICE EQUIPMENT (1.49%)
  International Business Machines
     Corporation
     7.25%, due 11/01/02 ............     2,000        2,103
     DEPARTMENT STORES (3.01%)
  J.C. Penney Company, Inc.
     7.60%, due 04/01/07 ............     2,000        2,158
  Sears Roebuck Acceptance
     Corporation
     7.00%, due 06/15/07 ............     2,000        2,085
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.47%)
  General Electric Capital
     Corporation
     6.50%, due 11/01/06 ............     2,000        2,065
      FINANCE (9.90%)
  Fannie Mae
     5.25%, due 01/15/03 ............     5,000        4,915
  Fannie Mae
     5.75%, due 02/15/08 ............     5,000        4,974
  Fannie Mae
     7.00%, due 08/25/10 ............     2,000        2,087
  Federal National Conversion Issue
     6.00%, due 06/01/13 ............     2,000        1,980


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

38   W R L  S e r i e s  F u n d ,  I n c.

                              WRL SERIES FUND, INC.
                                 BOND PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                               ---------    ----------

CORPORATE DEBT SECURITIES (CONTINUED)

     FOOD & KINDRED PRODUCTS (2.17%)
  Campbell Soup Company
     6.90%, due 10/15/06 ....................   $ 1,000      $   1,056
  CPC International, Inc.
     6.15%, due 01/15/06 ....................     2,000          2,000
     GAS PRODUCTION & DISTRIBUTION (1.54%)
  Tennessee Gas Pipeline Company
     7.50%, due 04/01/17 ....................     2,000          2,170
     MORTGAGE BANKERS AND BROKERS (2.92%)
  Captiva Finance Ltd. (a)
     6.86%, due 11/30/09 ....................     2,000          2,032
  The Money Store, Inc.
     7.30%, due 12/01/02 ....................     2,000          2,073
     OIL & GAS EXTRACTION (0.72%)
  Mitchell Energy &
     Development Corp
     6.75%, due 02/15/04 ....................     1,000          1,019
     PERSONAL CREDIT INSTITUTIONS (0.82%)
  Capital One Bank
     6.74%, due 05/31/99 ....................       250            251
  Capital One Bank
     6.42%, due 11/12/99 ....................       500            501
  Capital One Bank
     6.66%, due 06/19/00 ....................       400            403
     PETROLEUM REFINING (1.51%)

  Texaco Capital Inc.
     7.09%, due 02/01/07 ....................     2,000          2,125
     PRINTING & PUBLISHING (1.49%)
  Tribune Company
     6.88%, due 11/01/06 ....................     2,000          2,095
     RAILROADS (0.75%)
  CSX Corporation
     7.25%, due 05/01/04 ....................     1,000          1,056
     RUBBER & MISC. PLASTIC PRODUCTS (0.74%)
  Rubbermaid, Inc.
     6.60%, due 11/15/06 ....................     1,000          1,035

                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                               ---------    ----------
CORPORATE DEBT SECURITIES (CONTINUED)

     SECURITY & COMMODITY BROKERS (2.92%)
  Merrill Lynch & Co., Inc.
     6.56%, due 12/16/07 ....................   $ 2,000      $   2,033
  Morgan Stanley, Dean
     Witter and Co.
     6.88%, due 03/01/07 ....................     2,000          2,075
     TELECOMMUNICATIONS (1.10%)
  MCI Communications Corporation
     6.95%, due 08/15/06 ....................     1,500          1,549
     WHOLESALE TRADE NONDURABLE GOODS (2.30%)
  Sysco Corporation
     7.25%, due 04/15/07 ....................     3,000          3,233
                                                             ---------
  Total Corporate Debt Securities
  (cost: $ 77,799).....................................         79,825
                                                             ---------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.74%)
  Fannie Mae
     5.75%, due 07/01/98 ....................     5,500          5,500
  Fannie Mae
     5.75%, due 07/06/98 ....................     4,000          3,997
                                                             ---------
  Total Short-Term U.S.
     Government Obligations
  (cost: $ 9,497).....................................
                                                                 9,497
                                                             ---------
  Total Investment Securities
  (cost: $ 135,947)...................................
                                                             $ 138,795
                                                             =========
SUMMARY
  Investments, at market value .........         98.57%      $ 138,795
  Other assets in
     excess of liabilities .............          1.43%          2,014
                                                 -----       ---------
  Net assets ...........................        100.00%      $ 140,809
                                                ======       =========
NOTES TO SCHEDULE OF INVESTMENTS:
(a) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 24,873. See footnote 1F of the financial statements.


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  39

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                             ------------------------

                                                     PRINCIPAL       MARKET
                                                      AMOUNT          VALUE
                                                    -----------     ---------
CONVERTIBLE BOND (0.03%)
     ELECTRONIC COMPONENTS & ACCESSORIES (0.03%)
  Lernout & Hauspie Speech Products
     N.V. - 144A (c)
     8.00%, due 11/15/01 .........................  $     148        $    845
                                                                     --------
  Total Convertible Bond
  (cost: $ 148)...............................................            845
                                                                     --------

                                                     NUMBER OF        MARKET
                                                      SHARES          VALUE
                                                    ---------        --------
PREFERRED STOCK (0.03%)
     COMPUTER & DATA PROCESSING SERVICES (0.03%)
  SAP AG - Vorzug ................................      1,165        $    791
                                                                     --------
  Total Preferred Stock
  (cost: $ 385)..............................................             791
                                                                     --------
COMMON STOCKS (96.34%)
     AIR TRANSPORTATION (0.09%)
  UAL Corporation (a) ............................     28,845           2,250
 BEVERAGES (1.58%)
  Coca-Cola Company ..............................    455,850          38,975
 CHEMICALS & ALLIED PRODUCTS (3.58%)
  Gillette Company (b) ...........................  1,137,220          64,466
  Monsanto Company ...............................    420,950          23,521
  Solutia Inc. ...................................     18,629             534
     COMMERCIAL BANKS (10.14%)
  Banca Commerciale Italiana (a) .................  6,818,345          40,836
  BankAmerica Corporation ........................  1,247,475         107,829
  Chase Manhattan Corporation ....................    653,150          49,313
  Citicorp .......................................    351,790          52,505
     COMMUNICATION (0.87%)
  Level 3
     Communications, Inc. (a) (b) ................      8,925             660
  Nextel Communications, Inc. -
     Class A (a) (b) .............................    833,390          20,731
     COMMUNICATIONS EQUIPMENT (9.23%)
  Advanced Fibre
     Communications, Inc. (a) (b) ................    412,425          16,523
  Ascend Communications, Inc. (a) ................     14,935             740
  CIENA Corporation (a) ..........................    722,360          50,294
  Harmonic Lightwaves, Inc. (a) ..................     11,920             183

                                                    PRINCIPAL          MARKET
                                                     AMOUNT            VALUE
                                                    ---------        ----------
COMMON STOCKS (CONTINUED)

     COMMUNICATIONS EQUIPMENT (CONTINUED)
  Intelect Communications,
     Inc. (a) (b) ................................     29,805        $    164
  Lucent Technologies, Inc. ......................    520,930          43,335
  Nokia Oyj - Sponsored ADR ......................  1,574,250         114,232
  Northern Telecom Limited .......................     17,885           1,015
  Powerwave Technologies,
     Inc. (a) (b) ................................      5,975             100
  QUALCOMM, Inc. (a) (b) .........................      8,775             493
  Tellabs, Inc. (a) (b) ..........................      8,920             639
  ViaSat, Inc. (a) ...............................     20,000             384
     COMPUTER & DATA PROCESSING SERVICES (16.22%)
  America Online, Inc. (a) (b) ...................    877,460          93,011
  Aspen Technology, Inc. (a) .....................      5,900             298
  BMC Software, Inc. (a) .........................     22,680           1,178
  Cadence Design Systems, Inc. (a) ...............     60,760           1,899
  Computer Associates
     International, Inc. .........................      3,570             198
  Compuware Corporation (a) ......................     11,400             583
  HBO & Company (b) ..............................  1,550,940          54,671
  JBA Holdings Plc ...............................     12,434             129
  META Group, Inc. (a) ...........................     20,212             447
  Microsoft Corporation (a) ......................  1,612,350         174,738
  Parametric Technology
     Company (a) .................................     64,750           1,756
  PeopleSoft, Inc. (a) (b) .......................  1,408,826          66,215
  Sapient Corporation (a) (b) ....................     34,450           1,817
  Sun Microsystems, Inc. (a) .....................     15,850             688
  Vantive Corporation (a) ........................     12,975             266
  VERITAS Software
     Corporation (a) .............................     57,018           2,359
  Visio Corporation (a) ..........................     10,575             505
     COMPUTER & OFFICE EQUIPMENT (11.83%)
  Cisco Systems, Inc. (a) ........................    829,477          76,364
  Dell Computer Corporation (a) ..................  2,307,670         214,181
  EMC Corporation (a) (b) ........................     17,960             805
  International Business Machines
     Corporation .................................      7,050             809
     ELECTRIC SERVICES (0.69%)
  AES Corporation (a) (b) ........................    325,525          17,110
     ELECTRONIC COMPONENTS & ACCESSORIES (5.21%)
  Analog Devices, Inc. (a) .......................     32,183             790
  ASM Lithography
     Holding N.V. (a) (b) ........................     19,050             554
  Intel Corporation ..............................    667,910          49,509

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

40   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                     ---------   ------------
COMMON STOCKS (CONTINUED)

   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  JDS Fitel Inc. (a) ..............................     17,880   $       298
  Micron Technology, Inc. (a) (b) .................     14,915           370
  Texas Instruments Incorporated ..................  1,320,200        76,984
  Vitesse Semiconductor
     Corporation (a) ..............................      8,935           276
      ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.37%)
  General Electric Company ........................  1,185,450       107,876
     FOOD STORES (1.14%)
  Starbucks Corporation (a) .......................    527,430        28,185
     INDUSTRIAL MACHINERY & EQUIPMENT (0.02%)
  Applied Materials, Inc. (a) .....................     20,850           615
     INSTRUMENTS & RELATED PRODUCTS (0.04%)
  Uniphase Corporation (a) ........................     14,870           934
     MANAGEMENT SERVICES (0.03%)
  Whittman-Hart, Inc. (a) .........................     14,900           721
     MANUFACTURING INDUSTRIES (0.04%)
  Mattel, Inc. ....................................     22,670           959
     MEDICAL INSTRUMENTS & SUPPLIES (0.02%)
  Photoelectron Corporation (a) ...................     56,850           483
     MOTION PICTURES (1.59%)
  Time Warner, Inc. ...............................    460,215        39,320
     PERSONAL CREDIT INSTITUTIONS (4.67%)
  American Express Company ........................    585,975        66,801
  Household International, Inc. (b) ...............    977,325        48,622
     PHARMACEUTICALS (19.75%)
  American Home Products
     Corporation ..................................    594,700        30,775
  Astra AB - Class A Free .........................    518,890        10,608
  Astra AB - Sponsored ADR ........................     59,665         1,223
  Bristol-Myers Squibb Company ....................    444,983        51,145
  Eli Lilly and Company ...........................  1,272,425        84,060
  Pfizer, Inc. ....................................  1,232,700       133,979
  SmithKline Beecham Plc ..........................    132,776         1,622

                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
COMMON STOCKS (CONTINUED)                            ---------   ------------

     PHARMACEUTICALS (CONTINUED)
SmithKline Beecham Plc -
     Sponsored ADR ..................................   899,005   $    54,390
  Warner-Lambert Company ............................ 1,729,725       120,000
     RETAIL TRADE (2.09%)
  Costco Companies, Inc. (a) ........................   818,905        51,642
     SECURITY & COMMODITY BROKERS (2.45%)
  Merrill Lynch & Co., Inc. (b) .....................   656,352        60,548
     TELECOMMUNICATIONS (0.69%)
  AT&T Corporation ..................................   297,000        16,966
                                                                  -----------
  Total Common Stocks
  (cost: $ 1,288,885)..........................................     2,380,004
                                                                  -----------

                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                     ----------   -----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATION (0.81%)
  Fannie Mae
     5.36%, due 07/23/98 .........................   $   20,000   $    19,935
                                                                  -----------
  Total Short-Term U.S. Government
     Obligation
  (cost: $ 19,935).............................................        19,935
                                                                  -----------
COMMERCIAL PAPER (2.78%)
  CIT Group Holdings
     6.10%, due 07/01/98 ............................    68,600        68,600
                                                                  -----------
  Total Commercial Paper
  (cost: $ 68,600)..............................................       68,600
                                                                  -----------
  Total Investment Securities
  (cost: $ 1,377,953)...........................................  $ 2,470,175
                                                                  ===========
SUMMARY
  Investments, at market value ......................    99.99%   $ 2,470,175
  Other assets in
     excess of liabilities ..........................    .0.01%           187
                                                         -----    -----------
  Net assets ........................................   100.00%   $ 2,470,362
                                                        ======    ===========


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  41

                              WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.
                                                  MARKET
                                                   VALUE        PERCENTAGE
                                                 ----------     ----------
     Canada .................................   $       298        0.01%
     Germany ................................           791        0.03%
     Great Britain ..........................         1,751        0.07%
     Italy ..................................        40,836        1.65%
     Sweden .................................        10,608        0.43%
     United States ..........................     2,415,891       97.81%
                                                -----------       -----
       Investments, at market value .........   $ 2,470,175      100.00%
                                                ===========      ======
NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 133,823. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR  American Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

42   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                      ----------     --------
PREFERRED STOCKS (1.19%)
     AUTOMOTIVE (0.46%)
  Porsche AG ......................................       1,677       $ 4,835
     ELECTRIC SERVICES (E)
  Companhia Energetica
     de Minas Gerais - ADR ........................         395            (f)
     INSURANCE (0.73%)
  Marschollek, Lautenschlaeger und
     Partner AG ...................................      15,747         7,684
                                                                      -------
  Total Preferred Stocks
  (cost: $ 9,637)...............................................       12,519
                                                                      -------
COMMON STOCKS (99.34%)
     AIR TRANSPORTATION (0.51%)
  SAS Danmark A/S (b) .............................      96,656         1,942
  SAS Norge ASA - Class B .........................      55,250           945
  SAS Sverige AB ..................................     138,765         2,489
     AUTOMOTIVE (2.19%)
  Bayerische Motoren Werke AG .....................       2,939         2,974
  Bayerische Motoren Werke
     AG - New (a) .................................         880           878
  Honda Motor Company, Ltd. .......................      63,000         2,245
  Renault SA (a) ..................................     253,820        14,442
  Volkswagen AG ...................................       2,530         2,445
     BEER, WINE, & DISTILLED BEVERAGES (0.89%)
  Companhia Cervejaria Brahma -
     Sponsored ADR (b) ............................     109,815         1,373
  Diageo Plc ......................................     185,402         2,199
  Kirin Brewery Company, Ltd. .....................     605,000         5,717
     BEVERAGES (0.30%)
  Coca-Cola Femsa S.A. -
     Sponsored ADR (b) ............................      58,335         1,014
  Fomento Economico Mexicano,
     SA de C.V. - Class B .........................      68,720         2,153
     BUSINESS CREDIT INSTITUTIONS (0.02%)
  Credit Communal Holding/
     Dexia (c) ....................................       1,372           207
     BUSINESS SERVICES (2.84%)
  Merkantildata ASA ...............................     195,925         2,480
  Securitas AB - Class B (b) ......................     501,747        24,574
  SEMA Group Plc ..................................     235,016         2,788
     CHEMICALS & ALLIED PRODUCTS (6.62%)
  Akzo Nobel N.V. .................................      82,247        18,288
  Estee Lauder Companies -
     Class A (b) ..................................      45,465         3,168

                                                      NUMBER OF        MARKET
                                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)                             ---------       ---------

     CHEMICALS & ALLIED PRODUCTS (CONTINUED)
  E. I. du Pont de Nemours and
     Company ......................................      68,405       $ 5,105
  Hoechst AG ......................................     113,726         5,723
  Imperial Chemical Industries Plc ................     304,374         4,891
  Kao Corporation .................................     146,000         2,254
  Merck KGaA ......................................      82,308         3,692
  Monsanto Company ................................     309,540        17,296
  SNIA BPD S.p.A. (c) .............................   3,400,000         4,156
  Solutia Inc. ....................................     171,580         4,922
     COMMERCIAL BANKS (11.06%)
  Banca Commerciale Italiana (a) ..................   1,793,364        10,741
  Banca di Roma (a) ...............................   4,227,139         8,548
  Banco Bilbao Vizcaya, S.A. ......................      10,386           533
  Banco Central Hispanoamericano ..................      91,634         2,881
  Bank Austria AG (b) .............................      85,449         6,955
  Bank Austria AG - rights ........................      85,449            (f)
  BankAmerica Corporation .........................      40,800         3,527
  BG Bank A/S .....................................      46,512         2,885
  Corporacion Bancaria
     de Espana SA .................................     142,000         3,186
  Credit Commercial de France .....................      24,039         2,024
  Credit Suisse Group -
     Registered Shares ............................      25,643         5,710
  Den Norske Bank ASA .............................     187,917           986
  Deutsche Bank AG (b) ............................     143,561        12,147
  Deutsche Pfandbrief-und
     Hypothekenbank AG ............................      67,291         5,388
  Dresdner Bank AG ................................      22,135         1,197
  Erste Bank Der Oesterreichischen
     Sparkassen AG -
     Sponsored GDR (a) (c) ........................      30,503         1,851
  ING Groep N.V. ..................................      48,566         3,181
  Lloyds TSB Group Plc ............................   1,045,333        14,640
  Merita Ltd. - Class A ...........................     256,574         1,694
  National Australia Bank, Ltd. ...................      28,534           377
  National Westminster Bank Plc ...................      85,894         1,537
  Royal Bank of Canada (b) ........................      23,973         1,442
  Skandinaviska Enskilda Banken -
     Class A ......................................     300,636         5,147
  UBS AG ..........................................      49,950        18,585
  Uniao de Bancos Brasileiros S.A. -
     Sponsored GDR ................................      13,985           413
  Unidanmark A/S - Class A ........................       4,843           435
     COMMUNICATION (3.21%)
  Comcast Corporation - Class A ...................     262,550        10,658
  MediaOne Group Inc. (a) .........................      26,110         1,147


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  43

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------    --------
COMMON STOCKS (CONTINUED)

     COMMUNICATION (CONTINUED)
  Tele-Communications, Inc. -
     Class A (a) (b) ................................    568,160     $ 21,839
     COMMUNICATIONS EQUIPMENT (1.97%)
  Nokia Oyj - Sponsored ADR .........................    116,665        8,466
  NTT Data Corporation (b) ..........................        162        5,855
  Telefonaktiebolaget LM Ericsson -
     Sponsored ADR (b) ..............................    222,866        6,380
     COMPUTER & DATA PROCESSING SERVICES (12.70%)
  Alcatel Alsthom ...................................     21,829        4,446
  Alcatel Alsthom - Sponsored ADR....................      3,875          158
  American Management Systems,
     Incorporated (a) ...............................     40,585        1,215
  Atos SA (a) .......................................     40,295        9,667
  Cap Gemini SA (b) .................................    122,671       19,282
  Getronics NV ......................................    118,637        6,154
  Intuit Inc. (a) ...................................     78,580        4,813
  JBA Holdings Plc ..................................    141,397        1,464
  Logica Plc ........................................    574,408       18,637
  Microsoft Corporation (a) .........................    266,650       28,897
  Misys Plc .........................................    212,179       12,067
  Parametric Technology
     Company (a) (b) ................................    422,830       11,469
  PeopleSoft, Inc. (a) (b) ..........................    141,880        6,668
  Tieto Corporation - Class B .......................    107,259        8,159
     COMPUTER & OFFICE EQUIPMENT (2.55%)
  Cisco Systems, Inc. (a) ...........................    290,600       26,753
     CONSTRUCTION (E)
  Suez Lyonnaise des Eaux ...........................          1           (f)
     ELECTRIC SERVICES (0.57%)
  Companhia Energetica de Minas
     Gerais - Sponsored ADR (b) .....................      4,895          152
  Endesa S.A. .......................................     94,310        2,064
  Mosenergo - Sponsored ADR -
     144A (a) (c) ...................................     23,080          115
  Siemens AG ........................................     59,468        3,632
     ELECTRICAL GOODS (0.72%)
  CBS Corporation (b) ...............................    236,980        7,524
     ELECTRONIC COMPONENTS & ACCESSORIES (2.39%)
  ASM Lithography
     Holding N.V. (a) (b) ...........................     25,345          737
  Electrocomponents Plc .............................    825,506        6,481
  Simac Techniek N.V. ...............................     35,288        7,409
  Texas Instruments Incorporated ....................    179,975       10,495

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
COMMON STOCKS (CONTINUED)                                ---------    --------

     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (6.94%)
  Electrolux AB - Series B ..........................    886,465     $ 15,232
  General Electric Company Plc ......................    647,504        5,586
  Rohm Company Ltd. .................................     16,000        1,645
  Royal Philips Electronics N.V. ....................    165,632       13,927
  Royal Philips Electronics N.V. -
     ADR - NY Registered Shares (b)..................    222,659       18,926
  Sony Corporation ..................................    202,500       17,456
     ENVIRONMENTAL SERVICES (2.74%)
  Rentokil Initial Plc ..............................  3,256,831       23,446
  Vivendi ...........................................     24,658        5,267
     FOOD STORES (0.31%)
  Disco S.A. - Sponsored ADR (a) ....................     50,550        1,618
  Starbucks Corporation (a) .........................     31,185        1,666
     FOOD & KINDRED PRODUCTS (1.75%)
  Danone ............................................     21,913        6,044
  Koninklijke Numico N.V. ...........................    169,532        5,310
  Raisio Group Plc ..................................    385,840        7,010
     HOLDING & OTHER INVESTMENT OFFICES (0.53%)
  Amvescap Plc ......................................    309,902        3,028
  Dexia France ......................................      7,555        1,018
  First Pacific Company Ltd. ........................  1,605,250          673
  Lagardere S.C.A. ..................................      2,352           98
  Schroders Plc .....................................     29,739          768
     INDUSTRIAL MACHINERY & EQUIPMENT (1.85%)
  Compagnie Francaise d'Etudes et de
     Construction Technip ...........................     22,995        2,812
  Siebe Plc .........................................    830,073       16,596
     INSURANCE (2.06%)
  Assicurazioni Generali ............................     89,777        2,907
  Istituto Nazionale delle
     Assicurazioni (b) ..............................    757,804        2,159
  Muenchener Rueckversicherungs-
     Gesellschaft AG ................................      7,857        3,903
  Royal & Sun Alliance Insurance
     Group Plc ......................................    297,707        3,081
  Storebrand ASA (a) (b) ............................    114,848        1,019
  Zurich Versicherungs-Gesellschaft .................     13,387        8,549
     INSURANCE AGENTS, BROKERS & SERVICE (1.32%)
  Allianz AG ........................................      8,003        2,669
  Allianz AG - New (a) ..............................        235           78
  ERGO Versicherungs Gruppe AG ......................     28,834        5,180
  Pohjola Insurance Group - Class B .................     20,100          997


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.


44   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                          NUMBER OF    MARKET
                                                           SHARES      VALUE
                                                          ---------   --------
COMMON STOCKS (CONTINUED)

     INSURANCE AGENTS, BROKERS & SERVICE (CONTINUED)
  Sampo Insurance Company Ltd. -
     Class A ...........................................   103,702     $4,918
     LIFE INSURANCE (1.05%)
  Schweizerische Lebensversicherungs-
     und Rentenanstalt .................................    13,028     11,036
     MACHINERY, EQUIPMENT & SUPPLIES (0.94%)
  Alstom (a) ...........................................    98,069      3,229
  Mannesmann AG ........................................    64,930      6,678
     MANUFACTURING INDUSTRIES (4.31%)
  Assa Abloy AB - Class B Free .........................   558,863     21,975
  Mattel, Inc. .........................................    28,495      1,206
  PolyGram NV ..........................................    16,611        848
  Sulzer AG ............................................       294        232
  Tomkins Plc ..........................................    55,034        299
  Tyco International Ltd. ..............................   319,765     20,145
  Williams Plc .........................................    73,217        471
     MEDICAL INSTRUMENTS & SUPPLIES (0.05%)
  United States Surgical Corporation....................    11,185        510
     MOTION PICTURES (1.17%)
  Time Warner, Inc. ....................................   143,780     12,284
     MOTOR VEHICLES, PARTS & SUPPLIES (0.27%)
  Valeo SA .............................................    27,296      2,791
     OIL & GAS EXTRACTION (0.74%)
  Lukoil Holding - Sponsored
     ADR (b) ...........................................     9,295        311
  Total SA - Class B ...................................    34,376      4,471
  YPF Sociedad Anonima -
     Sponsored ADR .....................................    98,450      2,960
     PAPER & PAPER PRODUCTS (0.01%)
  Kimberly-Clark de Mexico, SA de
     CV - Class A ......................................    27,500         97
     PERSONAL CREDIT INSTITUTIONS (0.20%)
  Household International, Inc. (b) ....................    42,390      2,109
     PERSONAL SERVICES (1.29%)
  Hays Plc .............................................   719,928     12,085
  Kuoni Reisen AG - Class B ............................       290      1,441
     PETROLEUM REFINING (1.52%)
  Elf Aquitaine SA .....................................   113,094     15,905
     PHARMACEUTICALS (7.10%)
  Ares-Serono Group - Class B ..........................     1,069      1,488

                                                          NUMBER OF    MARKET
                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)                                 ---------   --------

     PHARMACEUTICALS (CONTINUED)
  Astra AB - Class A Free ..............................   381,078     $7,791
  Elan Corporation plc - Sponsored
     ADR (a) (b) .......................................    66,605      4,284
  Eli Lilly and Company ................................    62,055      4,100
  Grupo Casa Autrey S.A. de C.V. -
     Sponsored ADR (b) .................................    79,631        518
  MedImmune, Inc. (a) ..................................    50,750      3,166
  Novartis AG - Registered Shares ......................     5,492      9,145
  Novo Nordisk A/S - Class B ...........................    12,084      1,668
  Pfizer, Inc. .........................................    35,905      3,902
  Pharmacia & Upjohn, Inc. .............................    65,810      3,035
  Rhone-Poulenc - Class A ..............................   109,463      6,176
  Roche Holding AG .....................................       113      1,110
  Schering AG ..........................................    33,303      3,924
  SmithKline Beecham Plc -
     Sponsored ADR .....................................    79,925      4,835
  Takeda Chemical Industries ...........................   237,000      6,308
  Warner-Lambert Company ...............................   161,493     11,204
  Zeneca Group Plc .....................................    43,907      1,886
     PRIMARY METAL INDUSTRIES (0.01%)
  Preussag AG ..........................................       435        156
     PRINTING & PUBLISHING (1.43%)
  Wolters Kluwer NV (b) ................................   109,358     15,013
     RADIO & TELEVISION BROADCASTING (0.49%)
  Grupo Televisa S.A. - Sponsored
     GDR (a) ...........................................   136,725      5,144
     RESEARCH & TESTING SERVICES (1.07%)
  Quintiles Transnational Corp. (a) ....................    21,825      1,074
  WM-Data AB - Class B .................................   291,885     10,141
     RESTAURANTS (1.42%)
  Compass Group Plc ....................................   760,512      8,752
  Tele Pizza, S.A. (a) .................................   571,060      6,146
     RETAIL TRADE (0.41%)
  Castorama Dubois .....................................     4,836        851
  Cifra SA de CV - Series C ............................   140,800        196
  Cifra SA de CV - Series V ............................    57,783         87
  Costco Companies, Inc. (a) ...........................    37,550      2,368
  Ito-Yokado Co., Ltd. .................................    16,000        754
     SECURITY & COMMODITY BROKERS (0.27%)
  Morgan Stanley, Dean Witter
     and Co. ...........................................    17,510      1,600
  Nomura Securites Company Ltd. ........................   110,000      1,281


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t   45

                              WRL SERIES FUND, INC.
                                GLOBAL PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                  NUMBER OF       MARKET
                                                    SHARES        VALUE
                                                 -----------    -----------
COMMON STOCKS (CONTINUED)

     STONE, CLAY & GLASS PRODUCTS (0.28%)
  Cimpor-Cimentos de Portugal,
     SGPS, SA ................................      84,924      $     2,986
     TELECOMMUNICATIONS (8.90%)
  China Telecom (Hong Kong)
     Limited (a) (b) (c) .....................   2,434,000            4,226
  Cia. de Telecomunicaciones de
     Chile S.A. - Sponsored ADR (b)...........      60,575            1,230
  Energis Plc (a) ............................     642,230            9,789
  Hellenic Telecommunication
     Organization SA (c) .....................      33,597              862
  Millicom International
     Cellular S.A. (a) .......................      13,235              579
  Nippon Telegraph &
     Telephone Corp. .........................       2,461           20,417
  Nokia Oyj - Class A ........................     228,620           16,890
  Nortel Inversora S.A. - ADR (d) ............     121,025            3,010
  Telecom Argentina Stet -
     France Telecom S.A. -
     Sponsored ADR (b) .......................      13,050              389
  Telecom Italia Mobile SpA ..................     311,765            1,903
  Telecom Italia SpA (b) .....................   1,225,426            8,957
  Telefonaktiebolaget LM Ericsson -
     Class B .................................     223,198            6,523
  Telefonica de Argentina S.A. -
     Sponsored ADR (b) .......................      99,990            3,243
  Telefonica S.A. ............................      78,350            3,624
  Telefonos de Mexico SA - Class L -
     Sponsored ADR (b) .......................      57,180            2,748
  WorldCom, Inc. (a) (b) .....................     185,200            8,971
     TOBACCO PRODUCTS (0.07%)
  Tabacalera SA - Class A (c) ................      37,121              760
     WHOLESALE TRADE NONDURABLE GOODS (0.30%)
  Hagemeyer N.V. .............................      72,827            3,151
                                                                -----------
  Total Common Stocks
  (cost: $ 740,234).......................................        1,042,203
                                                                -----------

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
                                                ----------      -----------
COMMERCIAL PAPER (2.68%)
  CIT Group Holdings
     6.10%, due 07/01/98 .....................  $   28,100      $    28,100
                                                                -----------
  Total Commercial Paper
  (cost: $ 28,100)........................................           28,100
                                                                -----------
  Total Investment Securities
  (cost: $ 777,971).......................................      $ 1,082,822
                                                                ===========
SUMMARY
  Investments, at market value ...............      103.21%     $ 1,082,822
  Other liabilities in
     excess of assets ........................       (3.21%)        (33,631)
                                                ----------      -----------
  Net assets .................................      100.00%     $ 1,049,191
                                                ==========      ===========
INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.
                                                  MARKET
                                                   VALUE        PERCENTAGE
                                                ------------    ----------
     Australia ..............................   $       377       0.03%
     Austria ................................         8,805       0.81%
     Belgium ................................           207       0.02%
     Canada .................................         1,442       0.13%
     Denmark ................................         6,931       0.64%
     Finland ................................        39,668       3.66%
     France .................................        98,524       9.10%
     Germany ................................        73,183       6.76%
     Great Britain ..........................       150,491      13.90%
     Greece .................................           862       0.08%
     Hong Kong ..............................         4,899       0.45%
     Italy ..................................        39,373       3.64%
     Japan ..................................        63,931       5.90%
     Mexico .................................         2,533       0.23%
     Netherlands ............................        73,282       6.77%
     Norway .................................         5,430       0.50%
     Portugal ...............................         2,986       0.28%
     Spain ..................................        19,195       1.77%
     Sweden .................................        93,871       8.67%
     Switzerland ............................        57,296       5.29%
     United States ..........................       339,536      31.37%
                                                -----------      -----
       Investments, at market value .........   $ 1,082,822     100.00%
                                                ===========     ======
NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 87,491. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(d)  Affiliated company. See footnote 2C to the financial statements.
(e)  Percentage is less than .01%.
(f)  Market value is less than $ 1.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

46   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------
                                             PRINCIPAL     MARKET
                                               AMOUNT      VALUE
                                             ---------     ------
U.S. GOVERNMENT OBLIGATIONS (10.31%)
  U.S. Treasury Notes (b)
     6.00%, due 10/15/99 ..................   $ 5,000      $5,031
  U.S. Treasury Notes (b)
     6.38%, due 01/15/00 ..................     8,500       8,605
  U.S. Treasury Notes (b)
     6.13%, due 07/31/00 ..................     8,500       8,599
  U.S. Treasury Notes (b)
     6.13%, due 09/30/00 ..................     8,300       8,402
  U.S. Treasury Notes (b)
     6.38%, due 09/30/01 ..................     8,500       8,700
  U.S. Treasury Notes
     7.50%, due 11/15/01 ..................     8,500       8,997
  U.S. Treasury Notes
     6.25%, due 02/28/02 ..................     8,500       8,688
  U.S. Treasury Notes
     7.50%, due 02/15/05 ..................     3,000       3,318
                                                           ------
  Total U.S. Government Obligations
  (cost: $ 59,814)....................................     60,340
                                                           ------
CORPORATE DEBT SECURITIES (15.15%)
     AEROSPACE (0.94%)
  Lockheed Martin Corporation
     7.45%, due 06/15/04 ..................     5,200       5,533
     BUSINESS SERVICES (0.82%)
  Olsten Corporation
     7.00%, due 03/15/06 ..................     4,625       4,798
     CHEMICALS & ALLIED PRODUCTS (0.31%)
  Dexter Corporation
     9.25%, due 12/15/16 ..................       356         371
  M.A. Hanna Company
     9.38%, due 09/15/03 ..................     1,250       1,420
     COMMERCIAL BANKS (0.92%)
  First Union Corporation
     7.25%, due 02/15/03 ..................     2,600       2,714
  J.P. Morgan & Company
     Incorporated
     7.63%, due 09/15/04 ..................     2,510       2,701
     COMMUNICATIONS EQUIPMENT (1.15%)
  Lucent Technologies, Inc.
     6.90%, due 07/15/01 ..................     6,575       6,756
     ELECTRIC SERVICES (4.54%)
  Florida Power & Light Company
     7.88%, due 01/01/13 ..................     6,500       6,793

                                             PRINCIPAL     MARKET
                                               AMOUNT      VALUE
CORPORATE DEBT SECURITIES (CONTINUED)        ---------     ------

     ELECTRIC SERVICES (CONTINUED)
  Interstate Power Company
     8.63%, due 09/15/21 ..................   $ 3,825      $4,088
  Kentucky Utilities Company
     8.55%, due 05/15/27 ..................     4,000       4,605
  Old Dominion Electric Cooperative
     8.76%, due 12/01/22 ..................     5,000       5,837
  West Penn Power Company
     8.88%, due 02/01/21 ..................     5,000       5,244
     ELECTRICAL GOODS (0.39%)
  Avnet, Inc.
     6.88%, due 03/15/04 ..................     2,199       2,281
     GAS PRODUCTION & DISTRIBUTION (0.19%)
  ONEOK, Inc.
     9.75%, due 12/01/20 ..................     1,000       1,111
     HOTELS & OTHER LODGING PLACES (0.85%)
  ITT Corporation
     6.75%, due 11/15/05 ..................     5,175       4,968
     INSTRUMENTS & RELATED PRODUCTS (0.99%)
  Raytheon Company
     6.50%, due 07/15/05 ..................     5,700       5,778
     RAILROADS (1.33%)
  Union Pacific Corporation
     6.25%, due 03/15/99 ..................     3,000       3,004
  Union Pacific Corporation
     8.50%, due 01/15/17 ..................     4,596       4,774
     TELECOMMUNICATIONS (2.72%)
  AirTouch Communications, Inc.
     7.00%, due 10/01/03 ..................     4,700       4,877
  Alltel Corporation
     7.25%, due 04/01/04 ..................     5,465       5,704
  GTE Hawaiian Telephone
     Company, Inc.
     7.38%, due 09/01/06 ..................     5,000       5,323
                                                           ------
  Total Corporate Debt Securities
  (cost: $ 87,264)...................................
                                                           88,680
                                                           ------
CONVERTIBLE BONDS (6.21%)
     ELECTRICAL GOODS (0.99%)
  Kent Electronics
     4.50%, due 09/01/04 ..................     7,000       5,828


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  47

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                     PRINCIPAL       MARKET
                                                       AMOUNT        VALUE
                                                     ---------      --------
CONVERTIBLE BONDS (CONTINUED)

     ENVIRONMENTAL SERVICES (1.24%)
  USA Waste Services, Inc.
     4.00%, due 02/01/02 .........................     $5,850       $ 7,298
      HOTELS & OTHER LODGING PLACES (0.79%)
  CapStar Hotel Company
     4.75%, due 10/15/04 .........................      5,675         4,625
     INDUSTRIAL MACHINERY & EQUIPMENT (0.96%)
  Robbins & Myers, Inc.
     6.50%, due 09/01/03 .........................      4,800         5,592
     LUMBER & OTHER BUILDING MATERIALS (1.57%)
  Home Depot, Inc.
     3.25%, due 10/01/01 .........................      5,000         9,188
     OIL & GAS EXTRACTION (0.66%)
  Nabors Industries, Inc.
     5.00%, due 05/15/06 .........................      3,025         3,849
                                                                    -------
  Total Convertible Bonds
  (cost: $ 33,592)...........................................        36,380
                                                                     ------

                                                     NUMBER OF       MARKET
                                                      SHARES         VALUE
                                                     --------       -------
CONVERTIBLE PREFERRED STOCKS (5.09%)
     COMMUNICATION (0.99%)
  Nextel STRYPES Trust ...........................   260,000        $ 5,785
     COMPUTER & DATA PROCESSING SERVICES (1.54%)
  Microsoft Corporation ..........................    95,000          9,025
     RADIO & TELEVISION BROADCASTING (1.57%)
  Sinclair Broadcast Group, Inc. .................   130,000          9,198
     SECURITY & COMMODITY BROKERS (0.99%)
  Merrill Lynch STRYPES ..........................    80,000          5,800
                                                                    -------
  Total Convertible Preferred Stocks
  (cost: $ 27,621)..........................................         29,808
                                                                    -------
COMMON STOCKS (62.39%)
     APPAREL & ACCESSORY STORES (0.07%)
  Saks Holdings, Inc. (a) ........................    15,000            414
     BEVERAGES (1.48%)
  PepsiCo, Inc. ..................................   210,000          8,649

                                                     NUMBER OF       MARKET
                                                      SHARES         VALUE
COMMON STOCKS (CONTINUED)                            --------       -------

     BUSINESS CREDIT INSTITUTIONS (0.32%)
  CIT Group, Inc. - Class A ......................    49,000        $ 1,838
     BUSINESS SERVICES (1.05%)
  AccuStaff, Inc. (a) (b) ........................   197,500          6,172
     CHEMICALS & ALLIED PRODUCTS (7.68%)
  Colgate-Palmolive Company ......................   103,400          9,099
  E. I. du Pont de Nemours
     and Company .................................    92,000          6,866
  Estee Lauder Companies -
     Class A (b) .................................   110,000          7,666
  Gillette Company ...............................   116,560          6,607
  Lawter International, Inc. .....................   337,500          3,670
  Morton International, Inc. .....................   151,500          3,788
  Procter & Gamble Company .......................    80,000          7,285
     COMMERCIAL BANKS (4.17%)
  Compass Bancshares Inc. ........................   150,500          6,791
  Mellon Bank Corporation ........................   147,500         10,269
  Wells Fargo & Company ..........................    20,000          7,380
     COMPUTER & OFFICE EQUIPMENT (1.06%)
  Hewlett-Packard Company ........................   104,000          6,227
     EDUCATIONAL SERVICES (1.48%)
  ITT Educational Services, Inc. (a) .............   269,000          8,675
     ELECTRICAL GOODS (1.89%)
  CBS Corporation ................................   200,000          6,350
  Motorola, Inc. .................................    90,000          4,731
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.65%)
  Emerson Electric Company .......................   100,000          6,038
  General Electric Company .......................   104,000          9,464
     FINANCE (1.55%)
  Fannie Mae .....................................   149,000          9,052
     FOOD & KINDRED PRODUCTS (1.39%)
  H.J. Heinz Company .............................   145,000          8,138
     HEALTH SERVICES (1.19%)
  Covance Inc. (a) ...............................   160,000          3,600
  Integrated Health Services, Inc. (b)............    90,000          3,375
     HOLDING & OTHER INVESTMENT OFFICES (2.95%)
  Crescent Operating, Inc. (a) ...................    32,150            547


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

48  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------    ---------
COMMON STOCKS (CONTINUED)

     HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
  Crescent Real Estate Equities
     Company .....................................       260,000    $   8,743
  Starwood Hotels & Resorts ......................       165,000        7,972
     HOTELS & OTHER LODGING PLACES (1.71%)
  Hilton Hotels Corporation ......................       165,000        4,703
  La Quinta Inns, Inc. ...........................       250,000        5,281
     INDUSTRIAL MACHINERY & EQUIPMENT (1.95%)
  Baker Hughes Incorporated (b) ..................       160,000        5,530
  US Filter Corporation (a) (b) ..................       210,200        5,899
     INSURANCE (2.58%)
  American International Group, Inc. .............        54,500        7,957
  PartnerRe Ltd. .................................       140,000        7,140
     INSURANCE AGENTS, BROKERS & SERVICE (1.01%)
  E. W. Blanch Holdings, Inc. ....................        72,300        2,657
  Marsh & McLennan
     Companies, Inc. .............................        54,000        3,264
     LIFE INSURANCE (1.30%)
  American General Corporation ...................       106,900        7,610
     LUMBER & WOOD PRODUCTS (0.31%)
  MacMillan Bloedel Limited ......................       170,000        1,806
     MANUFACTURING INDUSTRIES (1.83%)
  Tyco International Ltd. ........................       170,000       10,709
     MOTION PICTURES (0.81%)
  Walt Disney Company ............................        45,400        4,770
     OIL & GAS EXTRACTION (0.39%
  Schlumberger Limited (b) .......................        33,000        2,254
     PAPER & ALLIED PRODUCTS (1.83%)
  Kimberly-Clark Corporation .....................       124,000        5,689
  St. Joe Company ................................       183,700        5,029
     PETROLEUM REFINING (3.53%)
  Amoco Corporation ..............................       101,400        4,221
  Exxon Corporation ..............................       114,800        8,187
  Mobil Corporation ..............................       107,800        8,260
     PHARMACEUTICALS (5.63%)
  American Home Products
     Corporation .................................        45,000        2,329

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)                              ---------      ---------

     PHARMACEUTICALS (CONTINUED)
  Merck & Co., Inc. ..............................        70,500    $   9,429
  R. P. Scherer Corporation (a) ..................        22,500        1,994
  Schering-Plough Corporation ....................       104,000        9,529
  SmithKline Beecham Plc -
     Sponsored ADR ...............................       160,000        9,680
     PRINTING & PUBLISHING (1.25%)
  A.H. Belo Corporation - Class A ................       300,800        7,332
     RADIO, TELEVISION, & COMPUTER STORES (0.99%)
  Tandy Corporation ..............................       108,800        5,773
     SAVINGS INSTITUTIONS (1.61%)
  First Colorado Bancorp, Inc. (b) ...............       339,500        9,421
     STONE, CLAY & GLASS PRODUCTS (1.01%)
  Corning Inc. (b) ...............................       170,500        5,925
     TELECOMMUNICATIONS (3.13%)
  Alltel Corporation (b) .........................       196,900        9,156
  WorldCom, Inc. (a) (b) .........................       189,350        9,172
     TOBACCO PRODUCTS (1.35%)
  Philip Morris Companies Inc. ...................       200,000        7,875
     WHOLESALE TRADE DURABLE GOODS (1.24%)
  Sybron International
     Corporation (a) .............................       288,000        7,272
                                                                    ---------
  Total Common Stocks
  (cost: $ 252,307).............................................      365,259
                                                                    ---------

                                                       PRINCIPAL     MARKET
                                                        AMOUNT        VALUE
                                                       ---------    ---------
SHORT-TERM OBLIGATION (0.24%)
  Investors Bank & Trust Company (c)
     5.20%, Repurchase
     Agreement dated 06/30/98
     to be repurchased at
     $ 1,418 on 07/01/98..........................     $   1,417    $   1,417
                                                                    ---------
  Total Short-Term Obligation
  (cost: $ 1,417)................................................
                                                                        1,417
                                                                    ---------
  Total Investment Securities
  (cost: $ 462,015)..............................................   $ 581,884
                                                                    =========


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  49

                              WRL SERIES FUND, INC.
                        STRATEGIC TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

SUMMARY
  Investments, at market value .....................    99.39%     $ 581,884
  Other assets in
     excess of liabilities .........................     0.61%         3,548
                                                        -----      ---------
  Net assets .......................................   100.00%     $ 585,432
                                                       ======      =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 75,479. See footnote 1F to the financial statements.
(c) Collateralized by $ 1,791 Freddie Mac Adjustable Rate Mortgage 8.12% due 12/01/24; market value and accrued interest aggregated $ 1,488 for the collateral at June 30, 1998.
ADR  American Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

50   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
                                                         ---------   ---------
COMMON STOCKS (94.11%)
     AEROSPACE (0.68%)
  Gulfstream Aerospace
     Corporation (a) .................................    59,500     $ 2,767
  Sundstrand Corporation .............................    39,000       2,233
     AIR TRANSPORTATION (2.42%)
  Alaska Air Group, Inc. (a) .........................    65,000       3,547
  America West Holdings
     Corporation - Class B (a) .......................    65,000       1,857
  ASA Holdings, Inc. .................................    30,000       1,489
  Comair Holdings, Inc. ..............................    37,000       1,142
  Continental Airlines, Inc. -
     Class A (a) .....................................    20,000       1,220
  Continental Airlines, Inc. -
     Class B (a) (b) .................................    55,000       3,348
  US Airways Group, Inc. (a) .........................    66,500       5,269
     AMUSEMENT & RECREATION SERVICES (0.28%)
  Bally Total Fitness Holding
     Corporation (a) .................................    20,000         720
  SFX Entertainment, Inc. -
     Class A (a) .....................................    28,900       1,326
     APPAREL PRODUCTS (1.12%)
  Jones Apparel Group, Inc. (a) ......................    98,400       3,598
  Tommy Hilfiger Corporation (a) .....................    30,000       1,875
  Warnaco Group, Inc. - Class A ......................    15,000         637
  WestPoint Stevens, Inc. (a) ........................    66,000       2,178
     APPAREL & ACCESSORY STORES (2.49%)
  Goody's Family Clothing, Inc. (a) ..................    29,000       1,591
  Kohl's Corporation (a) .............................   105,000       5,446
  Pacific Sunwear of California (a) ..................    76,500       2,678
  Ross Stores, Inc. ..................................    51,200       2,202
  Stage Stores, Inc. (a) (b) .........................    48,000       2,172
  The Gap, Inc.  .....................................    70,000       4,314
     BEVERAGES (0.16%)
  Canandaigua Brands, Inc. -
     Class A (a) .....................................    24,500       1,205
     BUSINESS CREDIT INSTITUTIONS (1.22%)
  FINOVA Group, Inc. .................................   100,000       5,662
  HealthCare Financial
     Partners, Inc. (a) ..............................    45,000       2,759
  Heller Financial, Inc. (a) .........................    18,100         543
     BUSINESS SERVICES (2.66%)
  Concord EFS, Inc. (a) (b) ..........................    37,500         980

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)                                ---------   ---------
     BUSINESS SERVICES (CONTINUED)
  Engineering Animation, Inc. (a) ....................    20,000     $ 1,220
  Interpublic Group of
     Companies, Inc. .................................    65,000       3,945
  Omnicom Group, Inc. ................................    99,000       4,938
  Outdoor Systems, Inc. (a) ..........................   112,500       3,150
  Robert Half
     International, Inc. (a) (b) .....................    64,500       3,604
  Snyder Communications, Inc. (a) ....................    40,000       1,760
     CHEMICALS & ALLIED PRODUCTS (0.10%)
  Solutia Inc. .......................................    25,000         717
     COMMERCIAL BANKS (2.75%)
  AmSouth Bancorporation .............................    37,500       1,474
  Fifth Third Bancorp ................................    22,500       1,418
  Fleet Financial Group, Inc. ........................    37,500       3,131
  National Commerce
     Bancorporation ..................................    16,000         670
  North Fork
     Bancorporation, Inc. (b) ........................    72,000       1,760
  Northern Trust Corporation .........................    48,000       3,660
  Silicon Valley Bancshares (a) ......................    20,000         712
  SouthTrust Corporation .............................    30,000       1,305
  Star Banc Corporation (b) ..........................    35,000       2,236
  State Street Corporation (b) .......................    34,000       2,363
  Zions Bancorporation ...............................    30,000       1,594
     COMMUNICATION (0.55%)
  Cablevision Systems Corporation -
     Class A (a) (b) .................................    49,000       4,092
     COMMUNICATIONS EQUIPMENT (3.36%)
  Advanced Fibre
     Communications, Inc. (a) ........................    80,000       3,205
  General Instrument
     Corporation (a) .................................    45,000       1,223
  Lucent Technologies, Inc. ..........................   145,000      12,061
  Tekelec (a) ........................................    45,000       2,014
  Tellabs, Inc. (a) (b) ..............................    58,000       4,154
  Xylan Corporation (a) (b) ..........................    70,000       2,087

     COMPUTER & DATA PROCESSING SERVICES (21.12%)

  Affiliated Computer Services, Inc. -
     Class A (a) .....................................    40,000       1,540
  America Online, Inc. (a) (b) .......................   180,000      19,080
  Aspect Development, Inc. (a) .......................    20,000       1,513
  Aspen Technology, Inc. (a) .........................    25,000       1,263


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t   51

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                          NUMBER OF   MARKET
                                                           SHARES     VALUE
                                                          ---------  ---------
COMMON STOCKS (CONTINUED)

     COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  BMC Software, Inc. (a) ..............................   270,000    $ 14,023
  Cambridge Technology
     Partners, Inc. (a) (b) ...........................   100,000       5,463
  CBT Group PLC - Sponsored
     ADR (a) (b) ......................................   155,000       8,293
  Ciber, Inc. (a) .....................................   108,000       4,104
  Citrix Systems, Inc. (a) (b) ........................    67,500       4,615
  Comdisco, Inc. ......................................    57,600       1,094
  Compuware Corporation (a) ...........................   325,000      16,616
  Documentum, Inc. (a) ................................    14,100         677
  Envoy Corporation (a) (b) ...........................    55,000       2,606
  HBO & Company .......................................   740,000      26,084
  IDT Corporation (a) .................................    24,500         737
  Information Management
     Resources, Inc. (a) ..............................    82,500       2,790
  JDA Software Group, Inc. (a) ........................    15,000         656
  Keane, Inc. (a) .....................................    96,000       5,376
  Legato Systems, Inc. (a) ............................   126,000       4,914
  Mastech Corporation (a) .............................    50,000       1,406
  Mercury Interactive
     Corporation (a) ..................................    25,000       1,116
  PeopleSoft, Inc. (a) (b) ............................    82,500       3,878
  Saville Systems Ireland plc -
     Sponsored ADR (a) ................................    66,700       3,343
  Siebel Systems, Inc. (a) ............................    81,000       2,612
  Sterling Software, Inc. (a) .........................    76,000       2,247
  SunGard Data Systems Inc. (a) .......................   110,000       4,221
  Synopsys, Inc. (a) ..................................    40,000       1,830
  VERITAS Software
     Corporation (a) (b) ..............................    91,500       3,786
  Visio Corporation (a) ...............................    65,000       3,104
  Yahoo! Inc. (a) (b) .................................    43,000       6,772
     COMPUTER & OFFICE EQUIPMENT (6.70%)
  Cisco Systems, Inc. (a) .............................    50,000       4,603
  Dell Computer Corporation (a) .......................   327,000      30,350
  EMC Corporation (a) (b) .............................   220,000       9,859
  Lexmark International
     Group, Inc. - Class A (a) ........................    47,700       2,910
  Storage Technology
     Corporation (a) ..................................    40,000       1,735
     DEPARTMENT STORES (3.44%)
  Dayton Hudson Corporation ...........................   149,000       7,227
  Fred Meyer, Inc. (a) ................................   120,000       5,100
  Kmart Corporation (a) ...............................    95,000       1,829
  Proffitt's, Inc. (a) ................................   115,000       4,643
  TJX Companies, Inc. .................................   272,000       6,561

                                                          NUMBER OF    MARKET
                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)                                 ---------  ---------

     DRUG STORES & PROPRIETARY STORES (0.44%)
  CVS Corporation .....................................    84,000    $  3,271
     EDUCATIONAL SERVICES (0.30%)
  Apollo Group, Inc. - Class A (a) ....................    67,500       2,232
     ELECTRIC SERVICES (0.57%)
  AES Corporation (a) (b) .............................    80,000       4,205
     ELECTRONIC COMPONENTS & ACCESSORIES (0.98%)
  Lernout & Hauspie Speech
     Products N.V. (a) (b) ............................    70,000       4,178
  Vitesse Semiconductor
     Corporation (a) ..................................   100,000       3,088
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.65%)
  Gemstar International Group
     Limited (a) ......................................    20,000         749
  Kuhlman Corporation .................................    20,500         811
  Maytag Corporation (b) ..............................    65,000       3,209
     ENGINEERING & MANAGEMENT SERVICES (0.13%)
  Stolt Comex Seaway,
     S.A. - ADR (a) ...................................    17,000         298
  Stolt Comex Seaway, S.A. (a) ........................    34,000         659
     ENVIRONMENTAL SERVICES (1.20%)
  Allied Waste Industries, Inc. (a) ...................   141,500       3,396
  American Disposal
     Services, Inc. (a) ...............................    35,000       1,641
  Newpark Resources, Inc. (a) .........................    86,000         957
  U.S.A. Waste Services, Inc. (a) (b)..................    57,500       2,839
     FABRICATED METAL PRODUCTS (0.40%)
  Danaher Corporation (b) .............................    80,000       2,935
     FINANCE (0.32%)
  Freddie Mac .........................................    50,000       2,353
     FOOD STORES (1.07%)
  General Nutrition
     Companies, Inc. (a) ..............................    80,000       2,490
  Whole Foods Market, Inc. (a) ........................    89,500       5,415
     FURNITURE & FIXTURES (0.33%)
  Herman Miller, Inc. .................................   100,000       2,431


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

52  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
                                                         ---------    -------
COMMON STOCKS (CONTINUED)

     FURNITURE & HOME FURNISHINGS STORES (0.92%)
  Linens 'N Things, Inc. (a) ..........................   140,000     $ 4,279
  Williams-Sonoma, Inc. (a) ...........................    80,000       2,545
     GAS PRODUCTION & DISTRIBUTION (0.34%)
  Cooper Cameron Corporation (a) ......................    49,000       2,499
     HEALTH SERVICES (1.42%)
  Health Management Associates,
     Inc. - Class A (a) ...............................   143,937       4,813
  Total Renal Care
     Holdings, Inc. (a) (b) ...........................   105,891       3,653
  Universal Health Services, Inc. -
     Class B (a) ......................................    34,000       1,985
     INDUSTRIAL MACHINERY & EQUIPMENT (0.54%)
  Varco International, Inc. (a) .......................   200,000       3,963
     INSTRUMENTS & RELATED PRODUCTS (0.38%)
  Uniphase Corporation (a) ............................    45,000       2,825
     INSURANCE (0.74%)
  CMAC Investment Corporation .........................    30,500       1,876
  Everest Reinsurance Holdings, Inc....................    25,000         961
  Mercury General Corporation .........................    32,000       2,062
  Transatlantic Holdings, Inc. ........................     7,500         580
     INSURANCE AGENTS, BROKERS & SERVICE (0.49%)
  Marsh & McLennan
     Companies, Inc. ..................................    60,000       3,626
     LEATHER & LEATHER PRODUCTS (0.21%)
  Wolverine World Wide, Inc. ..........................    71,250       1,545
     LIFE INSURANCE (1.85%)
  Annuity and Life Re
     Holdings, Ltd. (a) ...............................     9,300         206
  Equitable Companies Incorporated ....................    20,000       1,499
  Protective Life Corporation .........................    40,000       1,468
  Providian Financial Corporation (c)..................   100,000       7,855
  SunAmerica, Inc. ....................................    45,000       2,585
     LUMBER & OTHER BUILDING MATERIALS (1.86%)
  Home Depot, Inc. ....................................    60,000       4,984
  Lowe's Companies, Inc. ..............................   215,400       8,736
     MANAGEMENT SERVICES (0.35%)
  Paychex, Inc. .......................................    63,000       2,563

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)                                ---------    -------

     MANUFACTURING INDUSTRIES (1.11%)
  Tyco International Ltd. .............................   130,000     $ 8,189
     MEDICAL INSTRUMENTS & SUPPLIES (1.51%)
  Arterial Vascular
     Engineering, Inc. (a) (b) ........................    35,000       1,251
  Boston Scientific Corporation (a) ...................    25,000       1,791
  ESC Medical Systems
     Limited (a) (b) ..................................    55,000       1,856
  Guidant Corporation .................................    25,000       1,783
  MiniMed, Inc. (a) ...................................    30,000       1,571
  STERIS Corporation (a) ..............................    45,000       2,862
     MOTION PICTURES (0.69%)
  Liberty Media Group - Class A (a)....................   130,250       5,054
     MOTOR VEHICLES, PARTS & SUPPLIES (0.27%)
  Federal-Mogul Corporation ...........................    30,000       2,025
     OIL & GAS EXTRACTION (1.22%)
  BJ Services Company - warrants ......................    14,000         439
  Coflexip SA - Sponsored ADR .........................    35,000       2,139
  Global Industries Ltd. (a) ..........................    50,000         844
  Marine Drilling
     Companies, Inc. (a) ..............................   120,000       1,920
  Rowan Companies, Inc. (a) ...........................    60,000       1,166
  Veritas DGC Inc. (a) ................................    50,000       2,497
     PAPER & ALLIED PRODUCTS (0.09%)
  Mail-Well, Inc. (a) .................................    30,000         651
     PERSONAL CREDIT INSTITUTIONS (1.77%)
  AmeriCredit Corporation (a) .........................    20,000         714
  Associates First Capital Corporation -
     Class A ..........................................    25,000       1,922
  Capital One Financial Corporation....................    84,500      10,494
     PETROLEUM & PETROLEUM PRODUCTS (0.19%)
  National-Oilwell, Inc. (a) ..........................    51,000       1,367
     PHARMACEUTICALS (3.45%)
  Allegiance Corporation ..............................    40,000       2,050
  McKesson Corporation (b) ............................    50,000       4,063
  Medicis Pharmaceutical Corporation -
     Class A (a) (b) ..................................    32,500       1,186
  Mylan Laboratories Inc. (b) .........................   100,000       3,006
  NBTY, Inc. (a) ......................................   170,000       3,124
  Rexall Sundown, Inc. (a) (b) ........................    99,000       3,490


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  53

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                        ---------     ---------
COMMON STOCKS (CONTINUED)

     PHARMACEUTICALS (CONTINUED)
  Twinlab Corporation (a) ..............................   41,300     $ 1,804
  Warner-Lambert Company ...............................   60,000       4,163
  Watson Pharmaceuticals, Inc. (a) .....................   55,000       2,568
     PRIMARY METAL INDUSTRIES (0.20%)
  Mueller Industries, Inc. (a) .........................   40,000       1,485
     PRINTING & PUBLISHING (1.87%)
  Consolidated Graphics, Inc. (a) ......................   40,000       2,360
  Meredith Corporation .................................   95,000       4,459
  The New York Times
     Company - Class A .................................   45,000       3,566
  Viacom Inc. - Class B (a) (b) ........................   58,500       3,408
     RADIO & TELEVISION BROADCASTING (4.32%)
  Capstar Broadcasting
     Corporation - Class A (a) .........................   85,000       2,136
  Chancellor Media
     Corporation (a) (b) ...............................  305,000      15,145
  Clear Channel
     Communications, Inc. (a) ..........................   89,500       9,767
  Jacor Communications, Inc. (a) (b)....................   65,000       3,835
  Univision Communications,
     Inc. - Class A (a) ................................   26,400         983
     RADIO, TELEVISION, & COMPUTER STORES (1.14%)
  Best Buy Co., Inc. (a) ...............................  233,000       8,417
     RESEARCH & TESTING SERVICES (0.60%)
  Quintiles Transnational
     Corporation (a) ...................................   90,000       4,427
     RETAIL TRADE (3.80%)
  Abercrombie & Fitch Company (a).......................   83,000       3,652
  Barnes & Noble, Inc. (a) .............................   60,000       2,246
  Bed Bath & Beyond, Inc. (a) (b) ......................   42,500       2,202
  Borders Group, Inc. (a) ..............................   80,000       2,960
  Costco Companies, Inc. (a) ...........................  149,000       9,396
  Dollar Tree Stores, Inc. (a) .........................   61,500       2,498
  Staples, Inc. (a) (b) ................................  175,000       5,063
     RUBBER & MISC. PLASTIC PRODUCTS (0.98%)
  Safeskin Corporation (a) (b) .........................  175,000       7,196

                                                        NUMBER OF       MARKET
                                                          SHARES        VALUE
COMMON STOCKS (CONTINUED)                               ---------     ---------
     SAVINGS INSTITUTIONS (0.34%)
  Bank United Corp. - Class A ..........................   15,000     $   718
  Dime Bancorp, Inc. ...................................   60,000       1,796
     SECURITY & COMMODITY BROKERS (0.56%)
  Lehman Brothers Holdings, Inc. .......................   53,400       4,142
     SHOE STORES (0.39%)
  Just For Feet, Inc. (a) ..............................   52,400       1,493
  The Finish Line, Inc. - Class A (a)...................   50,000       1,406
     STONE, CLAY & GLASS PRODUCTS (0.44%)
  Gentex Corporation (a) ...............................   80,000       1,450
  Southdown, Inc. ......................................   25,000       1,784
     TELECOMMUNICATIONS (1.15%)
  AirTouch
     Communications, Inc. (a) ..........................  132,000       7,714
  STAR
     Telecommunications, Inc. (a) ......................   35,000         783
     TEXTILE MILL PRODUCTS (0.27%)
  Interface, Inc. ......................................   99,000       1,999
     VARIETY STORES (0.73%)
  Dollar General Corporation ...........................   31,250       1,236
  Family Dollar Stores, Inc.  ..........................  226,000       4,181
     WATER TRANSPORTATION (0.86%)
  Carnival Corporation .................................   60,000       2,378
  Royal Caribbean Cruises Ltd. (b) .....................   50,000       3,975
     WHOLESALE TRADE DURABLE GOODS (0.88%)
  Omnicare, Inc. (b) ...................................  130,000       4,956
  Sybron International
     Corporation (a) ...................................   60,000       1,515
     WHOLESALE TRADE NONDURABLE GOODS (0.74%)
  Safeway, Inc. (a) (b) ................................  135,000       5,493
                                                                      -------
  Total Common Stocks
  (cost: $ 455,675)..............................................     694,301
                                                                      -------


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

54   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            EMERGING GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                            ------------------------

                                                      NUMBER OF      MARKET
                                                        SHARES       VALUE
                                                      ---------     ---------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATION (5.35%)
  Federal Home Loan Bank
     Discount Note
       5.50%, due 07/01/98 .......................   $ 39,476       $  39,476
                                                                    ---------
  Total Short-Term
     U.S. Government Obligation
  (cost: $ 39,476)...........................................          39,476
                                                                    ---------
  Total Investment Securities
  (cost: $ 495,151)..........................................       $ 733,777
                                                                    =========
SUMMARY
  Investments, at market value ...................     99.46%       $ 733,777
  Other assets in
     excess of liabilities .......................      0.54%           3,943
                                                     -------        ---------
  Net assets .....................................    100.00%       $ 737,720
                                                     =======        =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $143,237. See footnote 1F to the financial statements.
(c)  Affiliated company. See footnote 2C to the financial statements.
The Preferred Stocks - Telecommunications category has been omitted.
The percentage is less than .01%. The two securities in this category; AirTouch Communications, Inc. - Series B & C, each had a cost and a market value less than $ 1.
ADR  American Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  55

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
                                                         ----------   --------
COMMON STOCKS (95.60%)
     AIR TRANSPORTATION (3.63%)
  AMR Corporation (a) .................................    90,600     $ 7,542
  SkyWest, Inc. .......................................   163,000       4,564
  US Airways Group Inc. (a) ...........................    55,200       4,375
     AMUSEMENT & RECREATION SERVICES (1.03%)
  Premier Parks Inc. (a) (b) ..........................    70,000       4,664
     APPAREL PRODUCTS (0.72%)
  Tommy Hilfiger Corporation (a) ......................    52,500       3,281
     BUSINESS SERVICES (1.38%)
  Outdoor Systems, Inc. (a) ...........................   222,750       6,237
     COMMERCIAL BANKS (7.99%)
  Banc One Corporation ................................    33,330       1,860
  Bank of New York Company, Inc. ......................   167,600      10,171
  BankAmerica Corporation .............................    44,600       3,855
  Chase Manhattan Corporation .........................    58,600       4,424
  Fifth Third Bancorp .................................    17,650       1,112
  First Union Corporation .............................    80,240       4,674
  NationsBank Corporation .............................    54,500       4,169
  Star Banc Corporation (b) ...........................    30,000       1,916
  U.S. Bancorp ........................................    94,500       4,064
     COMMUNICATIONS EQUIPMENT (8.02%)
  Ascend Communications,
     Inc. (a) (b) .....................................   254,600      12,619
  Nokia Oyj - Sponsored ADR ...........................   176,000      12,771
  RELTEC Corporation (a) (b) ..........................    62,000       2,790
  Tellabs, Inc. (a) (b) ...............................   113,700       8,144
     COMPUTER & DATA PROCESSING SERVICES (13.75%)
  America Online, Inc. (a) (b) ........................   140,000      14,839
  Citrix Systems, Inc. (a) (b) ........................    68,200       4,663
  Cognizant Corporation ...............................    77,500       4,883
  Compuware Corporation (a) ...........................    88,800       4,540
  HBO & Company .......................................   240,800       8,488
  Microsoft Corporation (a) ...........................   142,500      15,442
  Network Associates, Inc. (a) (b) ....................    43,500       2,083
  Software AG Systems, Inc. (a) .......................    82,500       2,413
  Yahoo! Inc. (a) (b) .................................    31,600       4,977
     COMPUTER & OFFICE EQUIPMENT (4.18%)
  Cisco Systems, Inc. (a) .............................   154,700      14,241
  Compaq Computer Corporation .........................    72,000       2,043
  Lexmark International Group, Inc. -
     Class A (a) ......................................    44,000       2,684
     DEPARTMENT STORES (4.21%)
  Fred Meyer, Inc. (a) ................................    93,500       3,974

                                                         NUMBER OF     MARKET
                                                           SHARES      VALUE
COMMON STOCKS (CONTINUED)                                ----------   --------

     DEPARTMENT STORES (CONTINUED)
  Kmart Corporation (a) ...............................   137,000     $ 2,637
  Wal-Mart Stores, Inc. (b) ...........................   205,300      12,472
     DRUG STORES & PROPRIETARY STORES (0.98%)
  CVS Corporation .....................................   114,200       4,447
     ELECTRIC SERVICES (0.88%)
  AES Corporation (a) (b) .............................    76,000       3,995
     ELECTRICAL GOODS (1.89%)
  CBS Corporation .....................................   270,000       8,573
     ELECTRONIC COMPONENTS & ACCESSORIES (1.21%)
  Amkor Technology, Inc. (a) (b) ......................   353,000       3,298
  Broadcom Corporation -
     Class A (a) (b) ..................................    30,000       2,209
     ENVIRONMENTAL SERVICES (1.96%)
  USA Waste Services, Inc. (a) (b) ....................   180,000       8,888
     FOOD STORES (0.79%)
  Food Lion, Inc. - Class A ...........................   150,800       1,602
  Kroger Company (a) ..................................    46,600       1,998
     FOOD & KINDRED PRODUCTS (0.83%)
  Aurora Foods Inc. (a) ...............................   104,500       2,208
  Keebler Foods Company (a) ...........................    56,500       1,554
     INSTRUMENTS & RELATED PRODUCTS (0.41%)
  Sunglass Hut International, Inc. (a).................   169,100       1,871
     INSURANCE (3.80%)
  American International
     Group, Inc. ......................................    53,000       7,738
  Enhance Financial Services
     Group Inc. (b) ...................................    56,200       1,897
  Travelers Group, Inc. (b) ...........................   125,600       7,615
     LUMBER & OTHER BUILDING MATERIALS (2.97%)
  Home Depot, Inc. ....................................   162,150      13,468
     MANAGEMENT SERVICES (0.83%)
  Paychex, Inc. .......................................    92,350       3,757
    MANUFACTURING INDUSTRIES (2.09%)
  Tyco International Ltd. .............................   150,674       9,492
     MEDICAL INSTRUMENTS & SUPPLIES (0.80%)
  Guidant Corporation .................................    50,700       3,616
     PERSONAL CREDIT INSTITUTIONS (0.46%)
  Household International, Inc. .......................    42,000       2,090


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

56   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                       NUMBER OF     MARKET
                                                        SHARES       VALUE
                                                       ----------  ---------
COMMON STOCKS  (CONTINUED)

     PHARMACEUTICALS (13.76%)
  ALZA Corporation (a) ...........................      50,200     $   2,171
  Bergen Brunswig Corporation -
     Class A .....................................      40,000         1,855
  Bristol-Myers Squibb Company ...................      74,000         8,505
  Cardinal Health, Inc. (b) ......................      53,600         5,025
  Eli Lilly and Company ..........................      60,000         3,964
  Forest Laboratories, Inc. (a) ..................      62,900         2,249
  McKesson Corporation (b) .......................      34,000         2,763
  Pfizer, Inc. ...................................      97,900        10,641
  Schering-Plough Corporation ....................     139,800        12,808
  Warner-Lambert Company .........................     178,500        12,383
     RADIO & TELEVISION BROADCASTING (3.60%)
  Capstar Broadcasting Corporation -
     Class A (a) .................................     197,100         4,952
  Chancellor Media
     Corporation (a) (b) .........................      43,500         2,160
  Clear Channel
     Communications, Inc. (a) ....................      42,800         4,671
  Jacor Communications, Inc. (a) (b)..............      77,200         4,555
     RAILROADS (1.03%)
  Kansas City Southern
     Industries, Inc. ............................      94,500         4,690
     RESTAURANTS (1.02%)
  Outback Steakhouse, Inc. (a) ...................      55,000         2,145
  Showbiz Pizza Time, Inc. (a) ...................      61,000         2,459
     RETAIL TRADE (2.38%)
  Amazon.com, Inc. (a) (b) .......................      27,300         2,723
  N2K Inc. (a) ...................................      55,100         1,082
  Staples, Inc. (a) (b) ..........................     241,500         6,988
     SAVINGS INSTITUTIONS (0.79%)
  Sovereign Bancorp, Inc. ........................     219,600         3,589
     SECURITY & COMMODITY BROKERS (2.60%)
  Morgan Stanley, Dean Witter
     and Co. .....................................     103,500         9,457
  Paine Webber Group Inc. ........................      54,300         2,328
     SHOE STORES (0.49%)
  The Finish Line, Inc. - Class A (a).............      79,500         2,236
     TELECOMMUNICATIONS (2.18%)
  Com21, Inc. (a) ................................     132,500         2,816
  WorldCom, Inc. (a) (b) .........................     145,900         7,067

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ----------  ---------
COMMON STOCKS (CONTINUED)

     VARIETY STORES (0.49%)
  Family Dollar Stores, Inc.  ....................     120,600     $   2,231
     WATER TRANSPORTATION (1.50%)
  Carnival Corporation ...........................     171,800         6,808
     WHOLESALE TRADE NONDURABLE GOODS (0.95%)
  Safeway Inc. (a) (b) ...........................     106,000         4,313
                                                                   ---------
  Total Common Stocks
  (cost: $ 302,951)...........................................       433,561
                                                                   --------

                                                    PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                                    ----------     ---------
SHORT-TERM OBLIGATION (4.70%)
  Investors Bank & Trust Company (c)
  5.20%, Repurchase
  Agreement dated 6/30/98
  to be repurchased at
  $ 21,351 on 07/01/98............................   $  21,348     $  21,348
                                                                   ---------
  Total Short-Term Obligation
  (cost: $ 21,348)............................................        21,348
                                                                   ---------
  Total Investment Securities
  (cost: $ 324,299)..........................................      $ 454,909
                                                                   ========
SUMMARY
  Investments, at market value ...................      100.30%    $ 454,909
  Other liabilities in
     excess of assets ............................       (0.30%)      (1,374)
                                                    ----------     ---------
  Net assets .....................................      100.00%    $ 453,535
                                                    ==========     =========

NOTES TO SCHEDULE OF INVESTMENTS
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 79,977. See footnote 1F to the financial statements.
(c) Collateralized by $ 10,000 BankAmerica Capital 6.23% due 01/15/27; $ 1,865 Freddie Mac London Interbank Offered Rate Floater - Series 1642 - Class FA 6.84% due 11/15/23; $ 10,000 Freddie Mac - Series 1977 - Class D 7.00% due
     06/15/11; market value and accrued interest aggregated $ 10,263, $ 1,938 and $ 10,216, respectively, for the collateral at June 30, 1998.
ADR  American Depositary Receipt


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  57

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                        PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
                                                        ---------  -------
U.S. GOVERNMENT OBLIGATIONS (29.16%)
  U.S. Treasury Bonds
     7.25%, due 05/15/16 .............................  $ 2,000    $ 2,341
  U.S. Treasury Bonds
     7.50%, due 11/15/16 .............................    3,000      3,600
  U.S. Treasury Bonds
     7.13%, due 02/15/23 .............................    3,000      3,546
  U.S. Treasury Bonds (b)
     6.13%, due 11/15/27 .............................    3,000      3,215
  U.S. Treasury Notes
     7.13%, due 09/30/99 .............................    1,000      1,019
  U.S. Treasury Notes
     6.38%, due 08/15/02 .............................    2,500      2,575
  U.S. Treasury Notes
     7.25%, due 08/15/04 .............................    2,000      2,174
  U.S. Treasury Notes (b)
     6.50%, due 05/15/05 .............................    2,000      2,111
  U.S. Treasury Notes
     6.50%, due 10/15/06 .............................    2,000      2,122
  U.S. Treasury Notes (b)
     6.13%, due 08/15/07 .............................    3,000      3,120
                                                                    ------
  Total U.S. Government Obligations
  (cost: $ 24,361).............................................     25,823
                                                                    ------

                                                        NUMBER OF    MARKET
                                                         SHARES      VALUE
                                                        ---------  --------
CONVERTIBLE PREFERRED STOCKS (6.02%)
     BUSINESS SERVICES (1.02%)
  WBK STRYPES Trust ..................................   30,000    $   906
     HOLDING & OTHER INVESTMENT OFFICES (2.39%)
  Conseco Finance Trust ..............................   20,000      1,060
  Walden Residential
     Properties, Inc. (a) ............................   37,000      1,055
     INSURANCE (0.58%)
  Philidelphia Consolidated
     Holding Corp. (a) ...............................   50,000        513
     LIFE INSURANCE (0.92%)
  SunAmerica, Inc. ...................................   17,000        816
     SECURITY & COMMODITY BROKERS (1.11%)
  Merrill Lynch STRYPES (a) ..........................   25,000        983
                                                                     -----
  Total Convertible Preferred Stocks
  (cost: $ 5,060)..............................................      5,333
                                                                     -----

                                                        NUMBER OF    MARKET
                                                         SHARES      VALUE
                                                        ---------  --------
PREFERRED STOCK (0.81%)
     HOLDING & OTHER INVESTMENT OFFICES (0.81%)
  Prime Group Realty Trust ...........................   30,000    $   714
                                                                   -------
  Total Preferred Stock
  (cost: $ 750)...............................................         714
                                                                   -------
COMMON STOCKS (57.94%)
     AIR TRANSPORTATION (0.91%)
  Linea Aerea Nacional Chile S.A. -
     ADR (b) .........................................   98,900        804
     AUTOMOTIVE DEALERS & SERVICE STATIONS (1.31%)
  Ugly Duckling Corporation (a) (b)...................  120,000      1,163
     COMMERCIAL BANKS (4.77%)
  Atlantic Bank &
     Trust Company (a) ...............................    3,000         63
  BankAmerica Corporation ............................   16,000      1,383
  Chase Manhattan Corporation ........................   20,000      1,510
  Norwest Corporation ................................   34,000      1,271
     COMPUTER & DATA PROCESSING SERVICES (2.72%)
  Computer Associates
     International, Inc. .............................   23,000      1,278
  Sun Microsystems, Inc. (a) (b) .....................   26,000      1,129
     COMPUTER & OFFICE EQUIPMENT (0.88%)
  Hewlett-Packard Company ............................   13,000        778
     DEPARTMENT STORES (3.44%)
  Federated Department
     Stores, Inc. (a) ................................   25,000      1,345
  Wal-Mart Stores, Inc. ..............................   28,000      1,701
     ELECTRIC SERVICES (1.44%)
  Endesa S.A. - Sponsored ADR (b) ....................   59,000      1,276
     ELECTRICAL GOODS (1.13%)
  Motorola, Inc. .....................................   19,000        999
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.34%)
  General Electric Company ...........................   13,000      1,183
     FINANCE (3.14%)
  Fannie Mae .........................................   20,000      1,214
  SLM Holding Corporation ............................   31,999      1,567


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report

58   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                               BALANCED PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                      NUMBER OF      MARKET
                                                        SHARES       VALUE
                                                      ---------     ---------
COMMON STOCKS (CONTINUED)

     GAS PRODUCTION & DISTRIBUTION (0.74%)
  Sonat, Inc. .......................................    17,000     $    657
     HEALTH SERVICES (0.47%)
  BioSource International, Inc. (a) .................    75,000          417
     HOLDING & OTHER INVESTMENT OFFICES (9.63%)
  Boston Properties, Inc.  ..........................    25,000          863
  Capital Automotive REIT ...........................    50,000          709
  Chastain Capital Corporation (a) ..................    50,000          644
  LTC Properties, Inc. ..............................    46,000          857
  Shurgard Storage Centers, Inc. -
     Class A ........................................    19,000          527
  United Investors Realty Trust (a) .................   100,000          950
  Westfield America, Inc. ...........................    50,000          919
  Wilshire Real Estate Investment
     Trust Inc. .....................................   180,000        3,049
     INSTRUMENTS & RELATED PRODUCTS (1.23%)
  Mettler-Toledo
     International Inc. (a) .........................    25,000          502
  Raytheon Company - Class B (b) ....................    10,000          591
     INSURANCE (3.89%)
  Allstate Corporation ..............................    14,000        1,282
  Travelers Group, Inc. (b) .........................    20,000        1,213
  United HealthCare Corporation (b)..................    15,000          953
     MINING (0.94%)
  Potash Corporation of
     Saskatchewan, Inc. (b) .........................    11,000          831
     MORTGAGE BANKERS AND BROKERS (5.32%)
  Anthracite Capital, Inc. (a) ......................   115,000        1,596
  Imperial Credit Commercial
     Mortgage Investment Corp. ......................   154,000        2,012
  Long Beach Financial
     Corporation (a) ................................   100,000        1,100
     PERSONAL CREDIT INSTITUTIONS (0.23%)
  Mego Mortgage Corporation (a) .....................   110,000          206
     PHARMACEUTICALS (1.85%)
  Abbott Laboratories ...............................    40,000        1,635

                                                       NUMBER OF      MARKET
                                                         SHARES       VALUE
COMMON STOCKS (CONTINUED)                              ---------    ---------

     RAILROADS (1.77%)
  Burlington Northern Santa Fe ......................   16,000      $  1,571
     SAVINGS INSTITUTIONS (2.10%)
  ITLA Capital Corporation (a) ......................   33,000           685
  Washington Mutual, Inc. ...........................   27,000         1,173
     SECURITY & COMMODITY BROKERS (0.57%)
  Alliance Capital Management, L.P...................   20,000           506
     STONE, CLAY & GLASS PRODUCTS (1.64%)
  Gentex Corporation (a) ............................   80,000         1,450
     TELECOMMUNICATIONS (3.79%)
  Frontier Corporation ..............................   59,000         1,858
  GTE Corporation ...................................   27,000         1,501
     TOBACCO PRODUCTS (1.55%)
  Philip Morris Companies, Inc. .....................   35,000         1,377
     TRUCKING & WAREHOUSING (1.14%)
  Heartland Express, Inc. (a) .......................   50,000         1,012
                                                                    --------
  Total Common Stocks
  (cost: $ 43,853)...........................................         51,310
                                                                    --------
  Total Investment Securities
  (cost: $ 74,024)...........................................       $ 83,180
                                                                    ========
SUMMARY
  Investments, at market value ......................    93.93%     $ 83,180
  Other assets in
     excess of liabilities ..........................     6.07%        5,374
                                                        -------     --------
  Net assets ........................................   100.00%     $ 88,554

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 12,686. See footnote 1F to the financial statements.
ADR  American Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  59

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                      PRINCIPAL     MARKET
                                                       AMOUNT        VALUE
                                                      ----------    --------
U.S. GOVERNMENT OBLIGATION (15.85%)
  U.S. Treasury Notes (b)
     6.38%, due 04/30/99 ...........................  $ 12,750      $ 12,838
                                                                    --------
  Total U.S. Government Obligation
  (cost: $ 12,813).............................................       12,838
                                                                    --------
CONVERTIBLE BOND (1.31%)
     TELECOMMUNICATIONS (1.31%)
  Bell Atlantic Financial Services (c)
     5.75%, due 04/01/03 ...........................     1,035         1,058
                                                                    --------
  Total Convertible Bond
  (cost: $ 1,049).............................................         1,058
                                                                    --------

                                                       NUMBER OF     MARKET
                                                         SHARES      VALUE
                                                        --------    --------
CONVERTIBLE PREFERRED STOCKS (2.80%)
     FOOD & KINDRED PRODUCTS (1.50%)
  Ralston-Ralston Purina Company ...................    19,100      $  1,213
     GAS PRODUCTION & DISTRIBUTION (1.30%)
  MCN Energy Group Inc. ............................    23,000         1,055
                                                                    --------
  Total Convertible Preferred Stocks
  (cost: $ 2,476)..............................................        2,268
                                                                    --------
PREFERRED STOCK (0.86%)
     BUSINESS CREDIT INSTITUTIONS (0.86%)
  DECS Trust .......................................    51,000           701
                                                                    --------
  Total Preferred Stock
  (cost: $ 921)...............................................           701
                                                                    --------
COMMON STOCKS (74.88%)
     AUTOMOTIVE (1.00%)
  Federal Signal Corporation .......................    33,400           812
     BUSINESS SERVICES (0.85%)
  Kelly Services, Inc. - Class A ...................    19,500           690
     ELECTRIC SERVICES (19.02%)
  BEC Energy .......................................    23,100           959
  Dominion Resources, Inc. .........................    28,200         1,149
  DQE, Inc. ........................................    40,000         1,440
  Florida Progress Corporation .....................    18,000           740
  LG&E Energy Corporation ..........................    37,100         1,004
  Montana Power Company ............................    40,500         1,407
  New England Electric System ......................    37,900         1,639

                                                      NUMBER OF       MARKET
                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)                              --------      --------

     ELECTRIC SERVICES (CONTINUED)
  NIPSCO Industries, Inc. ..........................    42,100         1,179
  Potomac Electric Power Company ...................    45,700         1,145
  Public Service Enterprise Group
     Incorporated (b) ..............................    24,000           827
  Puget Sound Energy, Inc. .........................    51,100         1,370
  Sierra Pacific Resources .........................    36,200         1,315
  Teco Energy, Inc. ................................    46,000         1,233
     ELECTRIC, GAS & SANITARY SERVICES (2.38%)
  MarketSpan Corporation (a) .......................    41,300         1,236
  PG&E Corporation (b) .............................    22,000           694
     FOOD STORES (1.79%)
  Food Lion, Inc. - Class A ........................   136,700         1,452
     FOOD & KINDRED PRODUCTS (1.83%)
  McCormick & Company, Inc. ........................    41,500         1,482
     GAS PRODUCTION & DISTRIBUTION (17.82%)
  AGL Resources Inc. ...............................    56,200         1,117
  Atmos Energy Corporation .........................    51,600         1,574
  Consolidated Natural Gas
     Company .......................................    27,100         1,596
  El Paso Natural Gas Company (b) ..................    48,200         1,844
  Laclede Gas Company ..............................    53,900         1,321
  National Fuel Gas Company ........................    14,800           645
  NGC Corporation (c) ..............................    42,500           531
  Northwest Natural Gas Company ....................    49,500         1,384
  Piedmont Natural Gas
     Company, Inc. .................................    22,900           770
  Sonat, Inc. ......................................    21,500           830
  UGI Corporation ..................................    47,400         1,179
  UtiliCorp United, Inc. ...........................    31,500         1,187
  Western Gas Resources, Inc. ......................    31,500           461
     HOLDING & OTHER INVESTMENT OFFICES (21.18%)
  ABB AB - Sponsored ADR ...........................     6,000           829
  Amli Residential Properties Trust ................    45,700           980
  Apartment Investment &
     Management Company - Class A...................    25,800         1,019
  Avalon Bay Communities, Inc. .....................    33,267         1,264
  Brandywine Realty Trust ..........................    50,000         1,119
  BRE Properties, Inc. - Class A ...................    22,300           581
  Camden Property Trust ............................    38,000         1,131
  Colonial Properties Trust ........................    24,500           760
  Equity Office Properties Trust ...................    39,500         1,121
  Equity Residential Properties Trust ..............    20,500           972
  JDN Realty Corporation ...........................    24,000           765


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

60   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                      NUMBER OF     MARKET
                                                        SHARES      VALUE
                                                      ---------    ---------
COMMON STOCKS (CONTINUED

     HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
  Liberty Property Trust .............................   56,400    $  1,442
  Meditrust Corporation (b) ..........................   33,644         940
  Merry Land & Investment
     Company, Inc. ...................................   43,100         908
  New Plan Realty Trust (b) ..........................   37,100         909
  Post Properties, Inc. (b) ..........................   33,700       1,297
  Security Capital Industrial Trust ..................   13,290         332
  Security Capital Pacific Trust (b) .................   34,857         784
     INDUSTRIAL MACHINERY & EQUIPMENT (1.32%)
  Tecumseh Products Company -
     Class A .........................................   20,200       1,067
     METAL CANS & SHIPPING CONTAINERS (1.20%)
  Crown Cork & Seal Company, Inc. ....................   20,500         974
     METAL MINING (1.50%
  Barrick Gold Corporation ...........................   63,300       1,215
     MINING (0.44%)
  Vulcan Materials Company ...........................    3,300         352
     OIL & GAS EXTRACTION (0.82%)
  Burlington Resources Inc. ..........................   15,500         667
     PETROLEUM REFINING (1.48%)
  Ultramar Diamond Shamrock
     Corporation .....................................   38,000       1,199
     TELECOMMUNICATIONS (1.41%)
  AT&T Corporation ...................................   20,000       1,143
     TOBACCO PRODUCTS (0.84%)
  UST, Inc. ..........................................   25,100         678
                                                                   --------
  Total Common Stocks
  (cost: $ 57,802)..............................................     60,660
                                                                   --------

                                                        PRINCIPAL   MARKET
                                                         AMOUNT     VALUE
                                                        ---------  --------
SHORT-TERM OBLIGATION (3.75%)
  Greenwich Capital Markets, Inc. (d)
     5.25%, Repurchase Agreement
     dated 6/30/98 to be repurchased
     at $ 3,037 on 07/01/98...........................  $ 3,037    $  3,037
                                                                   --------
  Total Short-Term Obligation
  (cost: $ 3,037)................................................     3,037
                                                                   --------
  Total Investment Securities
  (cost: $ 78,098)...............................................  $ 80,562
                                                                   ========
SUMMARY
  Investments, at market value .......................   99.45%    $ 80,562
  Other assets in
     excess of liabilities ...........................    0.55%         446
                                                         -----     --------
  Net assets .........................................  100.00%    $ 81,008
                                                        ======      ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 13,567. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale
(d) Collateralized by $ 1,936 U.S. Treasury Bonds 12.5% due 08/15/14; market value and accrued interest aggregated $ 3,105 for this collateral at June 30, 1998.
ADR  American Depositary Receipt


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  61

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                            ------------------------

                                                   PRINCIPAL       MARKET
                                                     AMOUNT        VALUE
                                                   ---------       -------
U.S. GOVERNMENT OBLIGATIONS (7.34%)
  U.S. Treasury Notes
     5.88%, due 08/15/98 .......................    $ 2,000       $ 2,001
  U.S. Treasury Notes
     7.13%, due 10/15/98 .......................      3,000         3,017
  U.S. Treasury Notes
     5.88%, due 02/15/04 .......................     10,000        10,187
  U.S. Treasury Notes (b)
     6.50%, due 05/15/05 .......................     10,000        10,553
                                                                   ------
  Total U.S. Government Obligations
  (cost: $ 25,546).........................................        25,758
                                                                   ------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.27%)
  Federal Farm Credit Bank
     6.00%, due 06/24/99 .......................      5,000         4,996
  Federal Home Loan Bank
     5.70%, due 01/29/01 .......................      5,000         4,985
  Federal Home Loan Bank
     6.50%, due 01/07/08 .......................      5,000         5,002
                                                                   ------
  Total U.S. Government Agency
     Obligations
  (cost: $ 15,006).........................................        14,983
                                                                   ------
CORPORATE DEBT SECURITIES (22.10%)
     APPAREL & ACCESSORY STORES (1.47%)
  Nordstrom Credit, Inc.
     6.70%, due 07/01/05 .......................      5,000         5,156
     AUTOMOTIVE (1.47%)
  Chrysler Financial Corporation
     6.95%, due 03/25/02 .......................      5,000         5,156
     CHEMICALS & ALLIED PRODUCTS (2.26%)
  E. I. du Pont de Nemours
     and Company
     6.50%, due 09/01/02 .......................      7,750         7,944
     ELECTRIC SERVICES (2.33%)
  Texas Utilities Company
     6.38%, due 10/01/04 .......................      8,000         8,159
     FINANCE (8.59%)
  Fannie Mae (b)
     5.63%, due 03/15/01 .......................      8,000         7,996
  Fannie Mae
     5.25%, due 01/15/03 .......................      8,000         7,864
  Fannie Mae
     7.50%, due 02/02/07 .......................      9,000         9,221
  Norwest Financial, Inc.
     6.38%, due 11/15/03 .......................      5,000         5,056

                                                   PRINCIPAL        MARKET
                                                     AMOUNT         VALUE
CORPORATE DEBT SECURITIES (CONTINUED)              ---------       -------

     HOLDING & OTHER INVESTMENT OFFICES (1.55%)
  URC Holdings Corporation -
     144A (c)
     7.88%, due 06/30/06 .......................     $5,000       $ 5,438
     MORTGAGE BANKERS AND BROKERS (2.29%)
  Countrywide Home Loans, Inc.
     6.51%, due 02/11/05 .......................      8,000         8,050
     SECURITY & COMMODITY BROKERS (2.14%)
  Merrill Lynch & Co., Inc.
     6.02%, due 05/11/01 .......................      7,500         7,500
                                                                  -------
  Total Corporate Debt Securities
  (cost: $ 76,289)..............................                   77,540
                                                                  -------

                                                   NUMBER OF       MARKET
                                                    SHARES          VALUE
                                                   --------       -------
PREFERRED STOCK (2.42%)
     MOTION PICTURES (2.42%)
  The News Corporation Limited -
     Sponsored ADR (b) .........................   300,000        $ 8,475
                                                                  -------
  Total Preferred Stock
  (cost: $ 5,146).........................................          8,475
                                                                  -------
COMMON STOCKS (53.01%)
     AIR TRANSPORTATION (1.03%)
  Comair Holdings, Inc. ........................   117,500          3,628
     AUTOMOTIVE (3.01%)
  Chrysler Corporation .........................    75,000          4,228
  Ford Motor Company ...........................    50,000          2,950
  PACCAR Inc. ..................................    65,000          3,396
     COMMERCIAL BANKS (1.29%)
  Chase Manhattan Corporation ..................    60,000          4,530
     COMMUNICATION (0.69%)
  Cox Communications, Inc. -
     Class A (a) ...............................    50,000          2,422
     COMMUNICATIONS EQUIPMENT (1.62%)
  ECI Telecommunications Limited ...............   150,000          5,681
     COMPUTER & DATA PROCESSING SERVICES (1.24%)
  NCR Corporation (a) ..........................   133,750          4,347


                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

62   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------
COMMON STOCKS (CONTINUED)

     COMPUTER & OFFICE EQUIPMENT (0.61%)
  Seagate Technology, Inc. (a) .................    90,000      $ 2,143
     ELECTRIC SERVICES (4.43%)
  DPL Inc. .....................................   226,500        4,105
  Houston Industries, Incorporated .............   120,000        3,705
  Illinova Corporation .........................   120,000        3,600
  Southern Company .............................   150,000        4,153
     ELECTRICAL GOODS (0.62%)
  Arrow Electronics, Inc. (a) ..................   100,000        2,175
     ELECTRONIC COMPONENTS & ACCESSORIES (1.06%)
  Intel Corporation ............................    50,000        3,706
     FINANCE (2.25%)
  Fannie Mae ...................................    60,000        3,645
  Freddie Mac ..................................    90,000        4,236
     HEALTH SERVICES (1.24%)
  Columbia/HCA Healthcare
     Corporation ...............................   150,000        4,369
     HOLDING & OTHER INVESTMENT OFFICES (4.47%)
  Health Care Property
     Investors, Inc. ...........................   100,700        3,631
  Merry Land & Investment
     Company, Inc. .............................   175,000        3,686
  Simon DeBartolo Group, Inc. ..................   100,000        3,250
  Storage USA, Inc. ............................    60,000        2,100
  United Dominion Realty Trust, Inc. ...........   215,000        2,983
     INDUSTRIAL MACHINERY & EQUIPMENT (2.23%)
  AGCO Corporation .............................   125,000        2,570
  Applied Materials, Inc. (a) ..................   140,000        4,130
  Briggs & Stratton Corporation ................    30,000        1,123
     INSURANCE (5.97%)
  AFLAC Incorporated ...........................   150,000        4,547
  Ambac Financial Group, Inc. ..................    90,000        5,265
  Frontier Insurance Group, Inc. (b) ...........   220,000        4,964
  MGIC Investment Corporation ..................    50,000        2,853
  PMI Group, Inc. ..............................    45,000        3,302
     MINING (1.08%)
  Potash Corporation of
     Saskatchewan, Inc. (b) ....................    50,000        3,778


                                                  NUMBER OF     MARKET
                                                    SHARES      VALUE
                                                  ---------     ------
COMMON STOCKS (CONTINUED)

     MORTGAGE BANKERS AND BROKERS (2.47%)
  Countrywide Credit Industries, Inc. ..........   103,400      $ 5,248
  Green Tree Financial Corporation .............    80,000        3,425
     OIL & GAS EXTRACTION (2.23%)
  Diamond Offshore Drilling, Inc. (b)...........   125,000        5,000
  R&B Falcon Corporation (a) ...................   125,000        2,828
     PRIMARY METAL INDUSTRIES (0.94%)
  Aluminum Company of
     America (b) ...............................    50,000        3,297
     RAILROADS (1.82%)
  CSX Corporation ..............................    75,000        3,412
  Norfolk Southern Corporation .................   100,000        2,981
     RESIDENTIAL BUILDING CONSTRUCTION (1.46%)
  Clayton Homes, Inc. ..........................   270,000        5,130
     RESTAURANTS (1.81%)
  Tricon Global Restaurants, Inc. (a)...........   200,000        6,338
     SECURITY & COMMODITY BROKERS (0.66%)
  Lehman Brothers Holdings, Inc. ...............    30,000        2,327
     SHOE STORES (1.05%)
  Payless ShoeSource, Inc. (a) .................    50,000        3,684
     TELECOMMUNICATIONS (2.04%)
  360 Communications Company (a)................   125,000        4,000
  Sprint Corporation ...........................    45,000        3,173
     TOBACCO PRODUCTS (1.68%)
  Philip Morris Companies, Inc. ................   150,000        5,906
     TRANSPORTATION EQUIPMENT (1.93%)
  Halter Marine Group, Inc. (a) ................   175,000        2,636
  Trinity Industries, Inc. .....................   100,000        4,150
     WATER TRANSPORTATION (1.41%)
  Tidewater, Inc. (b) ..........................   150,000        4,950
     WHOLESALE TRADE DURABLE GOODS (0.67%)
  Miami Computer Supply
     Corporation (a) (b) .......................   146,700        2,366
                                                                -------
  Total Common Stocks
  (cost: $ 159,201).........................................    186,052
                                                                -------
                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                 1 9 9 8  S e m i - A n n u a l  R e p o r t  63

                              WRL SERIES FUND, INC.
                       TACTICAL ASSET ALLOCATION PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                       -----------------------------------

                                                  PRINCIPAL     MARKET
                                                   AMOUNT       VALUE
                                                  ---------     ------
COMMERCIAL PAPER (7.19%)
  Banner Receivables Corp.
     5.68%, due 07/02/98 .......................  $    768     $   768
  Banner Receivables Corp.
     5.70%, due 07/13/98 .......................       800         798
  Broadway Capital Corp.
     5.68%, due 07/06/98 .......................       500         500
  Broadway Capital Corp.
     5.73%, due 07/06/98 .......................     7,553       7,547
  Broadway Capital Corp.
     5.67%, due 07/06/98 .......................     5,250       5,246
  Engelhard Corp.
     5.75%, due 07/13/98 .......................     2,000       1,996
  Gotham Funding Corporation
     5.63%, due 07/08/98 .......................     2,000       1,998
  Gotham Funding Corporation
     5.63%, due 07/15/98 .......................       900         898
  Holland Ltd. Securitization
     6.00%, due 07/02/98 .......................     1,500       1,500
  PHH Corporation
     5.65%, due 07/06/98 .......................     1,000         999
  PHH Corporation
     5.85%, due 07/10/98 .......................     1,000         998
  Progress Funding Corp.
     5.70%, due 07/08/98 .......................     2,000       1,998
                                                             ---------
  Total Commercial Paper
  (cost: $ 25,246)......................................        25,246
                                                             ---------
  Total Investment Securities
  (cost: $ 306,434).....................................     $ 338,054
                                                             =========
SUMMARY
  Investments, at market value ..................    96.33%  $ 338,054
  Other assets in
     excess of liabilities ......................     3.67%     12,870
                                                    ------   ---------
  Net assets ....................................   100.00%  $ 350,924
                                                    ======   =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 38,714. See footnote 1F to the financial statements.
(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
ADR American Depositary Receipt


                     See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

64  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------
COMMON STOCKS (93.06%)
     AEROSPACE (2.46%)
  Boeing Company ..............................     15,000     $   668
  GenCorp, Inc. ...............................     40,000       1,010
     AIR TRANSPORTATION (3.47%)
  FDX Corporation (a) .........................     19,000       1,192
  UAL Corporation (a) .........................     15,000       1,170
     APPAREL PRODUCTS (4.50%)
  Tommy Hilfiger Corporation (a) ..............     30,000       1,875
  U.S. Industries, Inc. .......................     48,100       1,190
     APPAREL & ACCESSORY STORES (2.69%)
  Claire's Stores, Inc. .......................     69,000       1,414
  Ross Stores, Inc. ...........................      5,000         215
  The Limited, Inc. ...........................      6,000         199
     CHEMICALS & ALLIED PRODUCTS (1.13%)
  Dexter Corporation ..........................     24,200         770
     COMMERCIAL BANKS (4.08%)
  BankAmerica Corporation .....................      5,000         432
  Citicorp ....................................      3,000         448
  First Chicago NBD Corporation ...............      4,000         355
  NationsBank Corporation .....................     10,000         765
  Provident Financial Group, Inc. .............     17,000         776
     COMMUNICATIONS EQUIPMENT (2.06%)
  QUALCOMM, Inc. (a) (b) ......................     25,000       1,405
     COMPUTER & DATA PROCESSING SERVICES (3.99%)
  Microsoft Corporation (a) ...................     10,000       1,084
  Oracle Corporation (a) ......................     27,000         663
  Structural Dynamics Research
     Corporation (a) ..........................     42,000         971
     COMPUTER & OFFICE EQUIPMENT (5.59%)
  3Com Corporation (a) ........................     21,000         644
  Applied Magnetics
     Corporation (a) (b) ......................     62,000         473
  Compaq Computer Corporation .................     52,000       1,475
  Creative Technology
     Limited (a) (b) ..........................     51,000         631
  International Business Machines
     Corporation ..............................      5,000         574
     DEPARTMENT STORES (3.50%)
  Sears, Roebuck and Co. ......................      5,000         305
  Venator Group, Inc. (a) (b) .................     13,400         256

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------
COMMON STOCKS (CONTINUED)
DEPARTMENT STORES (CONTINUED)
  Wal-Mart Stores, Inc. .......................     30,000     $ 1,823
     ELECTRIC SERVICES (1.69%)
  American Electric Power
     Company, Inc. (b) ........................      4,200         190
  CalEnergy Company, Inc. (a) (b) .............     32,000         962
     ELECTRICAL GOODS (1.57%)
  Arrow Electronics, Inc. (a) .................     49,000       1,066
     ELECTRONIC COMPONENTS & ACCESSORIES (4.05%)
  Intel Corporation ...........................     14,000       1,038
  Park Electrochemical Corp. ..................     31,000         655
  Read-Rite Corporation (a) (b) ...............     85,000         770
  Texas Instruments Incorporated ..............      5,000         292
     HEALTH SERVICES (1.74%)
  NovaCare, Inc. (a) ..........................    101,000       1,187
     HOTELS & OTHER LODGING PLACES (1.79%)
  Prime Hospitality Corporation (a) ...........     70,000       1,221
     INDUSTRIAL MACHINERY & EQUIPMENT (6.09%)
  Brunswick Corporation .......................      6,000         149
  Cummins Engine Company, Inc. ................     22,000       1,128
  Deere & Company .............................     20,000       1,058
  SPS Technologies, Inc. (a) ..................     14,000         819
  US Filter Corporation (a) (b) ...............     35,000         982
     INSTRUMENTS & RELATED PRODUCTS (2.16%)
  Eastman Kodak Company .......................      7,000         511
  Honeywell Inc. ..............................      3,000         251
  Xerox Corporation ...........................      7,000         711
     INSURANCE (3.98%)
  CMAC Investment Corporation .................     11,000         676
  Selective Insurance Group, Inc. .............     42,000         941
  Travelers Group, Inc. (b) ...................     18,000       1,091
     LEATHER & LEATHER PRODUCTS (1.53%)
  Genesco Inc. (a) ............................     64,000       1,044
     LIFE INSURANCE (0.63%)
  American General Corporation ................      6,000         427
     MEDICAL INSTRUMENTS & SUPPLIES (2.01%)
  Baxter International Inc. ...................      6,000         323
  Datascope Corporation (a) ...................      9,000         239

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  65

                              WRL SERIES FUND, INC.
                            C.A.S.E. GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------
 COMMON STOCKS (CONTINUED)

     MEDICAL INSTRUMENTS & SUPPLIES (CONTINUED)
  Respironics, Inc. (a) ........................    52,000      $   809
     OIL & GAS EXTRACTION (3.64%)
  Diamond Offshore Drilling, Inc. (b)...........    16,000          640
  Global Marine Inc. (a) .......................    42,700          798
  SEACOR SMIT Inc. (a) .........................    17,000        1,042
     PERSONAL CREDIT INSTITUTIONS (0.67%)
  American Express Company .....................     4,000          456
     PETROLEUM REFINING (0.85%)
  Sun Company, Inc. ............................    15,000          582
     PETROLEUM & PETROLEUM PRODUCTS (0.52%)
  Pennzoil Company .............................     7,000          354
     PHARMACEUTICALS (2.79%)
  Merck & Co., Inc. ............................    12,000        1,605
  Perrigo Company (a) ..........................    29,300          295
     PRIMARY METAL INDUSTRIES (3.29%)
  Aluminum Company of
     America (b) ...............................    18,000        1,187
  USX-U.S. Steel Group, Inc. ...................    32,000        1,056
     RADIO, TELEVISION, & COMPUTER STORES (2.87%)
  CompUSA Inc. (a) .............................    51,000          921
  Inacom Corp. (a) (b) .........................    32,500        1,032
     RETAIL TRADE (1.21%)
  Toys "R" Us, Inc. (a) ........................    35,000          825
     SAVINGS INSTITUTIONS (0.96%)
  Washington Mutual, Inc. ......................    15,000          652
     SECURITY & COMMODITY BROKERS (1.03%)
  Lehman Brothers Holdings, Inc. ...............     9,000          698
     STONE, CLAY & GLASS PRODUCTS (2.20%)
  Southdown, Inc. (b) ..........................    21,000        1,499

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------

 COMMON STOCKS (CONTINUED)
     TELECOMMUNICATIONS (3.96%)
  Ameritech Corporation .......................      8,000     $    359
  AT&T Corporation ............................     17,000          971
  Bell Atlantic Corporation ...................     30,000        1,369
     TRANSPORTATION EQUIPMENT (1.88%)
  Halter Marine Group, Inc. (a) ...............     85,000        1,280
     TRUCKING & WAREHOUSING (2.90%)
  USFreightways Corporation ...................     34,000        1,117
  Yellow Corporation (a) ......................     46,000          854
     WATER TRANSPORTATION (1.41%)
  Tidewater, Inc. (b) .........................     17,000          561
  Trico Marine Services, Inc. (a) (b) .........     29,000          397
     WHOLESALE TRADE DURABLE GOODS (2.17%)
  Johnson & Johnson ...........................     20,000        1,475
                                                               --------
  Total Common Stocks
  (cost: $ 69,804)...........................................    63,348
                                                               --------
  Total Investment Securities
  (cost: $ 69,804)...........................................  $ 63,348
                                                               ========
SUMMARY
  Investments, at market value ................      93.06%    $ 63,348
  Other assets in
     excess of liabilities ....................       6.94%       4,726
                                                    ------     --------
  Net assets ..................................     100.00%    $ 68,074
                                                    ======     ========

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 9,750. See footnote 1F to the financial statements.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

66  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  PRINCIPAL     MARKET
                                                   AMOUNT       VALUE
                                                  ---------     ------
U.S. GOVERNMENT OBLIGATIONS (25.17%)
  U.S. Treasury Notes
     9.25%, due 08/15/98 .......................    $  150        $ 151
  U.S. Treasury Notes
     6.63%, due 06/30/01 .......................     1,435        1,476
  U.S. Treasury Notes
     5.88%, due 02/15/04 .......................       730          743
  U.S. Treasury Notes
     7.25%, due 08/15/04 .......................       520          565
  U.S. Treasury Notes
     6.63%, due 05/15/07 .......................       450          483
                                                                -------
  Total U.S. Government Obligations
  (cost: $ 3,318).............................................    3,418
                                                                -------
ASSET-BACKED SECURITY (0.49%)
  General Motors Acceptance
     Corporation
     6.75%, due 03/15/03 .........................      66           67
                                                                -------
  Total Asset-Backed Security
  (cost: $ 65)................................................       67
                                                                -------
CORPORATE DEBT SECURITIES (4.01%)
     BUSINESS CREDIT INSTITUTIONS (1.17%)
  Commercial Credit Company
     6.13%, due 12/01/05 .........................     160          159
     COMMERCIAL BANKS (0.50%)
  NationsBank Corporation
     7.00%, due 05/15/03 .........................      65           68
     ELECTRIC SERVICES (2.34%)
  Pacific Gas & Electric
     7.88%, due 03/01/02 .........................     300          318
                                                                -------
  Total Corporate Debt Securities
  (cost: $ 531)............................................         545
                                                                -------

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------
PREFERRED STOCK (1.97%)
     COMPUTER & DATA PROCESSING SERVICES (1.97%)
  SAP AG - Vorzug ................................     395      $   268
                                                                -------
  Total Preferred Stock
  (cost: $ 63).............................................         268
                                                                -------

                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------     ------

COMMON STOCKS (56.32%)
     AEROSPACE (0.33%)
  Mitsubishi Heavy Industries Ltd.  ..............  12,000        $  45
     AMUSEMENT & RECREATION SERVICES (0.48%)
  Harrah's Entertainment, Inc. (a) ...............   2,800           65
     APPAREL & ACCESSORY STORES (0.40%)
  Claire's Stores, Inc. ..........................   2,700           55
     AUTO REPAIR, SERVICES & PARKING (0.41%)
  Rollins Truck Leasing Corporation ..............   2,550           32
  Ryder System, Inc. .............................     750           24
     AUTOMOTIVE (1.82%)
  Bayerische Motoren Werke AG ....................     105          106
  Bayerische Motoren Werke AG -
     New (a) .....................................      21           21
  Bayerische Motoren Werke AG -
     rights ......................................     126            4
  Honda Motor Company, Ltd. ......................   1,800           64
  Toyota Motor Corporation .......................   2,000           52
     AUTOMOTIVE DEALERS & SERVICE STATIONS (0.47%)
  AutoZone Inc. (a) ..............................   2,000           64
     BEER, WINE, & DISTILLED BEVERAGES (0.59%)
  Carlsberg A/S - Class A ........................   1,100           80
     BUSINESS SERVICES (0.91%)
  Orix Corp. .....................................     900           61
  Secom Co. Ltd. .................................     800           46
  Sophus Berendsen - New - Class B................     400           17
     CHEMICALS & ALLIED PRODUCTS (1.23%)
  Bayer AG .......................................   1,980          103
  Fuji Photo Film ...............................    1,000           35
  Mitsubishi Chemical Corp. ......................  16,000           29
     COMMERCIAL BANKS (2.21%)
  Den Danske Bank ................................   1,050          126
  MBNA Corporation ...............................   2,250           74
  Sanwa Bank Ltd. ................................   5,500           49
  Sumitomo Bank, Limited .........................   5,200           51
     COMMUNICATIONS EQUIPMENT (2.98%)
  ADC Telecommunications, Inc. (a)................   1,800           66
  Allen Telecom, Inc. (a) ........................   3,400           40

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  67

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------

COMMON STOCKS (CONTINUED)
     COMMUNICATIONS EQUIPMENT (CONTINUED)
  Andrew Corporation (a) ......................      2,600         $ 47
  Bay Networks, Inc. (a) ......................      2,430           78
  Lucent Technologies, Inc. ...................      1,000           83
  Northern Telecom Limited ....................      1,600           91
     COMPUTER & DATA PROCESSING SERVICES (0.40%)
  Teradyne, Inc. (a) ..........................      2,000           54
     COMPUTER & OFFICE EQUIPMENT (2.03%)
  3Com Corporation (a) ........................      2,100           64
  Cabletron Systems, Inc. (a) .................      4,700           63
  Cisco Systems, Inc. (a) .....................        915           84
  International Game Technology ...............      2,700           65
     CONSTRUCTION (0.32%)
  Daiwa House Industry Co., Ltd. ..............      5,000           44
     ELECTRIC SERVICES (1.00%)
  Tokyo Electric Power ........................      3,500           69
  VEBA AG .....................................      1,000           67
     ELECTRICAL GOODS (0.39%)
  Motorola, Inc. ..............................      1,000           53
     ELECTRONIC COMPONENTS & ACCESSORIES (1.41%)
  Fujitsu Ltd. ................................      6,000           63
  Intel Corporation ...........................        900           67
  Novellus Systems, Inc. (a) ..................      1,700           61
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.75%)
  Canon, Inc. .................................      2,000           45
  NEC Corporation .............................      7,200           67
  Sharp Corporation ...........................      8,000           65
  Sony Corporation ............................        700           60
     ENGINEERING & MANAGEMENT SERVICES (0.49%)
  Halliburton Company .........................      1,500           67
     ENVIRONMENTAL SERVICES (0.63%)
  Ratin A/S - Class B .........................        400           85
     FABRICATED METAL PRODUCTS (0.27%)
  Mitsubishi Materials Corporation ............     18,000           37
     FOOD & KINDRED PRODUCTS (0.35%)
  RJR Nabisco Holdings Corp. ..................      2,000           48
     HOLDING & OTHER INVESTMENT OFFICES (0.85%)
  Marubeni Corporation ........................     25,000           50

                                                  NUMBER OF       MARKET
                                                   SHARES         VALUE
                                                  ---------       ------
 COMMON STOCKS (CONTINUED)

 HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
  Nikko Securities Company Ltd. ...............     16,000         $ 66
     HOTELS & OTHER LODGING PLACES (0.75%)
  Circus Circus Enterprises, Inc. (a) .........      2,600           44
  Mirage Resorts, Incorporated (a) ............      2,700           58
     INDUSTRIAL MACHINERY & EQUIPMENT (0.92%)
  Applied Materials, Inc. (a) .................      1,900           56
  Baker Hughes Incorporated ...................      2,000           69
     INSTRUMENTS & RELATED PRODUCTS (0.32%)
  KLA-Tencor Corporation (a) ..................      1,600           44
     INSURANCE (4.96%)
  Aetna Inc. ..................................        800           61
  Allstate Corporation ........................        700           64
  A/S Forsikrings selskabet Codan .............        400           56
  Chubb Corporation ...........................        800           64
  CNA Financial Corporation (a) ...............      1,500           70
  General Re Corporation ......................        300           76
  St. Paul Companies, Inc. ....................      2,761          116
  United HealthCare Corporation ...............      1,200           76
  Wellpoint Health Networks Inc. (a)...........      1,200           89
     INSURANCE AGENTS, BROKERS & SERVICE (1.16%)
  Allianz AG ..................................        200           67
  Humana Inc. (a) .............................      2,900           90
     MACHINERY, EQUIPMENT & SUPPLIES (1.24%)
  Daikin Industries Ltd. ......................      7,000           45
  Mannesmann AG ...............................      1,200          123
     MANUFACTURING INDUSTRIES (0.81%)
  Cheminov Holding A/S - Class B ..............      2,000           43
  Danisco A/S .................................      1,000           67
     METAL MINING (2.91%)
  Barrick Gold Corporation ....................      4,100           79
  Battle Mountain Gold Company ................     14,400           86
  Homestake Mining Company ....................      7,100           74
  Newmont Mining Corporation ..................      2,100           50
  Placer Dome, Inc. ...........................      9,000          106
     MORTGAGE BANKERS AND BROKERS (0.74%)
  ContiFinancial Corporation (a) ..............      1,500           35
  Green Tree Financial Corporation ............      1,550           66

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

68  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                            GLOBAL SECTOR PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF      MARKET
                                                   SHARES        VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

     MOTION PICTURES (0.89%)
  Time Warner, Inc. ............................       800       $   68
  Walt Disney Company ..........................       500           53
     MOTOR VEHICLES, PARTS & SUPPLIES (0.28%)
  Pep Boys - Manny, Moe & Jack .................     2,000           38
     OIL & GAS EXTRACTION (0.99%)
  Schlumberger Limited .........................     1,000           68
  Transocean Offshore, Inc. ....................     1,500           67
     PERSONAL CREDIT INSTITUTIONS (1.32%)
  Capital One Financial Corporation.............       900          112
  Household International, Inc. ................     1,350           67
     PHARMACEUTICALS (3.90%)
  Eli Lilly and Company ........................       900           59
  Merck & Co., Inc. ............................       400           54
  Novo Nordisk A/S - Class B ...................     1,600          221
  Pfizer, Inc. .................................       700           76
  Sankyo Company, Ltd. .........................     2,000           46
  Schering-Plough Corporation ..................       800           73
     PRIMARY METAL INDUSTRIES (1.43%)
  Degussa AG ...................................     1,200           77
  Kawasaki Steel Corporation ...................    30,000           54
  Nippon Steel Corporation .....................    36,000           63
     PRINTING & PUBLISHING (0.62%)
  Viacom, Inc. - Class B (a) ...................     1,450           84
     REAL ESTATE (0.32%)
  Mitsui Fudosan Co., Ltd. .....................     5,400           43
     RESTAURANTS (2.17%)
  Applebee's International, Inc. ...............     1,400           31
  Cracker Barrel Old Country
     Store, Inc. ...............................     1,440           46
  Lone Star Steakhouse &
     Saloon, Inc. (a) ..........................     2,950           41

                                                  NUMBER OF      MARKET
                                                   SHARES        VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

RESTAURANTS (CONTINUED)
  McDonald's Corporation .......................    1,370        $   95
  Outback Steakhouse, Inc. (a) .................    1,200            47
  Wendy's International, Inc. ..................    1,500            35
     RETAIL TRADE (2.50%)
  Office Depot, Inc. (a) .......................    2,000            63
  OfficeMax, Inc. (a) ..........................    3,000            50
  Staples, Inc. (a) ............................    3,000            87
  Toys "R" Us, Inc. (a) ........................    1,700            40
  Viking Office Products, Inc. (a) .............    3,200           100
     RUBBER & MISC. PLASTIC PRODUCTS (0.98%)
  Adidas-Salomon AG ............................      760           133
     TELECOMMUNICATIONS (3.66%)
  Ameritech Corporation ........................    1,400            63
  BellSouth Corporation ........................    1,000            67
  Deutsche Telekom AG ..........................    3,800           104
  GTE Corporation ..............................    1,100            61
  Nippon Telegraph &
     Telephone Corp. ...........................        6            50
  Tele Danmark A/S .............................    1,000            96
  U S WEST, Inc. ...............................    1,200            56
     TEXTILE MILL PRODUCTS (0.27%)
  Toray Industries, Inc. .......................    7,000            36
     TOBACCO PRODUCTS (0.85%)
  Philip Morris Companies, Inc. ................    1,500            59
  UST, Inc. ....................................    2,100            57
     TRANSPORTATION EQUIPMENT (0.21%)
  Nissan Motor Company, Ltd. ...................    9,000            28
     TRUCKING & WAREHOUSING (0.40%)
  USFreightways Corporation ....................      850            28
  Werner Enterprises, Inc.  ....................    1,437            26
                                                               --------
  Total Common Stocks
  (cost: $ 7,288)..........................................       7,648
                                                               --------
  Total Investment Securities
  (cost: $ 11,265).........................................    $ 11,946
                                                               ========

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  69

                             WRL SERIES FUND, INC.
                            GLOBAL SECTOR PORTFOLIO
                      SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                      -----------------------------------

SUMMARY
  Investments, at market value .................     87.96%    $ 11,946
  Other assets in
     excess of liabilities .....................     12.04%       1,635
                                                     -----     --------
  Net assets ...................................    100.00%    $ 13,581
                                                    ======     ========


INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                                  MARKET
                                                  VALUE     PERCENTAGE
                                                  -------   ----------
     Denmark ...................................  $    791         6.62%
     Germany ...................................     1,073         8.98%
     Japan .....................................     1,364        11.42%
     United States .............................     8,718        72.98%
                                                  --------      --------
       Investments, at market value ............  $ 11,946       100.00%
                                                  ========      ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

70  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (91.18%)
     AEROSPACE (1.71%)
  Sundstrand Corporation ......................     61,550      $ 3,524
     AIR TRANSPORTATION (2.37%)
  Delta Air Lines, Inc. .......................     37,500        4,847
     AUTOMOTIVE (1.09%)
  General Motors Corporation ..................     33,500        2,238
     CHEMICALS & ALLIED PRODUCTS (5.54%)
  Air Products and Chemicals, Inc. ............     59,600        2,384
  E. I. du Pont de Nemours
     and Company ..............................     22,400        1,672
  IMC Global, Inc. ............................     55,700        1,678
  Morton International, Inc. ..................    104,000        2,600
  Praxair, Inc. ...............................     65,000        3,043
     COMMERCIAL BANKS (11.15%)
  Bank of New York Company, Inc. ..............     60,500        3,672
  Chase Manhattan Corporation .................     68,800        5,193
  First Union Corporation (b) .................     98,800        5,754
  National City Corporation ...................     46,600        3,309
  Norwest Corporation .........................    133,400        4,986
     COMMUNICATION (3.00%)
  MediaOne Group Inc. (a) (b) .................    140,600        6,177
     CONSTRUCTION (0.12%)
  Foster Wheeler Corporation ..................     11,800          253
     DEPARTMENT STORES (2.20%)
  Federated Department
     Stores, Inc. (a) (b) .....................     84,000        4,520
     ELECTRONIC COMPONENTS & ACCESSORIES (2.06%)
  Texas Instruments Incorporated ..............     72,600        4,233
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.33%)
  Emerson Electric Company ....................     61,600        3,719
  Maytag Corporation ..........................     15,000          741
  Thomas & Betts Corporation ..................     48,300        2,379
     ENGINEERING & MANAGEMENT SERVICES (0.63%)
  Halliburton Company (b) .....................     29,000        1,292
     FABRICATED METAL PRODUCTS (2.32%)
  Cooper Industries, Inc. .....................     42,700        2,346
  Fortune Brands, Inc. ........................     63,000        2,422


                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)
     HEALTH SERVICES (1.54%)
  Columbia/HCA Healthcare
     Corporation ..............................    108,900      $ 3,172
     INDUSTRIAL MACHINERY & EQUIPMENT (10.09%)
  Case Corporation (b) ........................     71,000        3,426
  Caterpillar Inc. (b) ........................    108,000        5,710
  Deere & Company .............................     81,450        4,307
  Harnischfeger Industries, Inc. ..............     32,000          906
  Ingersoll-Rand Company ......................     66,500        2,930
  Kennametal, Inc. ............................     12,300          514
  York International Corporation ..............     67,300        2,932
     INSTRUMENTS & RELATED PRODUCTS (0.95%)
  Raytheon Company - Class A ..................      2,136          123
  Xerox Corporation ...........................     18,000        1,829
     INSURANCE (12.52%)
  Aetna Inc. (b) ..............................     53,000        4,035
  Allstate Corporation ........................     46,400        4,249
  American International Group, Inc............     20,300        2,964
  Hartford Financial Services
     Group, Inc. ..............................     34,000        3,889
  Loews Corporation ...........................     78,700        6,856
  Travelers Property Casualty Corp. ...........     87,300        3,743
     MACHINERY, EQUIPMENT & SUPPLIES (1.77%)
  W.W. Grainger, Inc. .........................     73,000        3,636
     MOTION PICTURES (2.54%)
  Time Warner, Inc. ...........................     61,000        5,211
     MOTOR VEHICLES, PARTS & SUPPLIES (0.23%)
  Exide Corporation ...........................     28,500          479
     OIL & GAS EXTRACTION (10.61%)
  Dresser Industries, Inc. ....................     85,200        3,754
  Noble Affiliates, Inc. ......................     32,500        1,235
  Noble Drilling Corporation (a) ..............    147,600        3,552
  Ocean Energy, Inc. (a) ......................    232,690        4,552
  R&B Falcon Corporation (a) ..................     80,298        1,817
  Santa Fe International Corporation...........    112,200        3,394
  Transocean Offshore, Inc. ...................     78,800        3,507
     PAPER & ALLIED PRODUCTS (0.87%)
  Champion International
     Corporation ..............................     36,300        1,786

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  71

                              WRL SERIES FUND, INC.
                             VALUE EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                   NUMBER OF     MARKET
                                                    SHARES       VALUE
                                                  ---------      ------

COMMON STOCKS (CONTINUED)

     PERSONAL CREDIT INSTITUTIONS (0.56%)
  Household International, Inc. ..............      22,950      $ 1,142
     PETROLEUM REFINING (1.11%)
  Coastal Corporation ........................      32,700        2,283
     PRIMARY METAL INDUSTRIES (1.84%)
  Alumax Inc. (a) ............................      39,404        1,827
  USX-US Steel Group, Inc. ...................      59,000        1,947
     PRINTING & PUBLISHING (1.74%)
  American Greetings Corporation -
     Class A .................................      70,000        3,566
     RAILROADS (1.51%)
  Burlington Northern Santa Fe ...............      31,700        3,113
     SECURITY & COMMODITY BROKERS (1.18%)
  Bear Stearns Companies, Inc. ...............      42,750        2,431
     TELECOMMUNICATIONS (0.09%)
  U S WEST, Inc. .............................       3,840          180
     TOBACCO PRODUCTS (3.74%)
  Philip Morris Companies, Inc. ..............     195,000        7,677
     TRANSPORTATION EQUIPMENT (0.03%)
  Halter Marine Group, Inc. (a) ..............       4,593           69
     WATER TRANSPORTATION (0.59%)
  Tidewater, Inc. (b) ........................      36,900        1,218
     WHOLESALE TRADE NONDURABLE GOODS (2.15%)
  Unilever NV - NY Shares - ADR ..............      56,000        4,421
                                                               --------
  Total Common Stocks
  (cost: $ 158,665)......................................       187,364
                                                               --------

                                                  PRINCIPAL      MARKET
                                                   AMOUNT        VALUE
                                                  ---------      ------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATION (2.41%)
  U.S. Treasury Bill
     5.01%, due 09/10/98 .....................     $ 5,000    $   4,951
                                                              ---------
  Total Short-Term U.S. Government Obligation
  (cost: $ 4,951)..........................................       4,951
                                                              ---------
SHORT-TERM OBLIGATION (6.37%)
  Investors Bank & Trust Company (c)
  5.20%, Repurchase
  Agreement dated 6/30/98
  to be repurchased at
  $ 13,096 on 07/01/98........................      13,094       13,094
                                                              ---------
  Total Short-Term Obligation
  (cost: $ 13,094).........................................      13,094
                                                              ---------
  Total Investment Securities
  (cost: $ 176,710)........................................   $ 205,409
                                                              =========

SUMMARY
  Investments, at market value .........             99.96%   $ 205,409
  Other assets in
     excess of liabilities .............              0.04%          88
                                                     -----    ---------
  Net assets ...........................            100.00%   $ 205,497
                                                    ======    =========

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) As of June 30, 1998, the security is on loan. The market value of all securities on loan at June 30, 1998, is $ 21,918. See footnote 1F to the financial statements.
(c) Collateralized by $ 3,740 Freddie Mac London Interbank Offered Rate Floater
    - Series 1608 - Class FN 6.39% due 11/15/23; $ 10,000 Fannie Mae 7.15% due
    08/25/20; market value and accrued interest aggregated $ 3,580 and $ 10,173, respectively, for the collateral at June 30, 1998.
ADR American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

72  W R L  S e r i e s  F u n d ,  I n c .

                             WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998
                All amounts (except share amounts) in thousands
                                  (unaudited)
                -----------------------------------------------

                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE
                                                   ---------      ------

CONVERTIBLE BOND (0.07%)
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.07%)
  Sony Corporation
     1.4%, due 03/31/05 ........................   $ 2,000       $   22
                                                                 ------
  Total Convertible Bond
  (cost: $ 22).................................................      22
                                                                 ------

                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
                                                   ---------      ------
PREFERRED STOCKS (0.66%)
     MEDICAL INSTRUMENTS & SUPPLIES (0.10%)
  Fresenius Medical Care AG ....................       742        $  34
     OIL & GAS EXTRACTION (0.16%)
  Petroleo Brasileiro S/A-Petrobas .............   280,000           52
     TELECOMMUNICATIONS (0.40%)
  Telecomunicacoes de Sao Paulo
     S/A - Telesp ..............................    31,509            7
  Telecomunicacoes do Rio de Janeiro
     S.A. - Telerj .............................   929,103           70
  Telerj Celular S.A. - Class B (a) ............   838,354           50
  Telesp Celular S.A. - Class B (a) ............    30,095            2
                                                                  -----
  Total Preferred Stocks
  (cost: $ 257)................................................     215
                                                                  -----
COMMON STOCKS (92.44%)
     AEROSPACE (0.28%)
  British Aerospace Plc ........................    11,776           90
     AGRICULTURE (0.04%)
  Malakoff Berhad ..............................     7,000           13
     AMUSEMENT & RECREATION SERVICES (2.05%)
  Airtours Plc .................................    43,909          332
  Granada Group Plc ............................    18,317          337
     APPAREL PRODUCTS (0.05%)
  Giordano International, Limited ..............    76,000           15
     AUTOMOTIVE (3.43%)
  Daimler-Benz AG ..............................     2,141          211
  GKN Plc ......................................     5,700           73
  Honda Motor Company, Ltd. ....................     5,000          178
  Mazda Motor Corporation ......................    14,000           48
  Mitsubishi Motors Corporation ................     5,000           31
  Qingling Motors Company ......................    16,000            4

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

AUTOMOTIVE (CONTINUED)
  Renault SA (a) ...............................     3,810        $ 217
  Volkswagen AG ................................       373          360
     BEER, WINE, & DISTILLED BEVERAGES (0.49%)
  Diageo plc ...................................    11,245          133
  Foster's Brewing Group Limited ...............    12,000           28
     BEVERAGES (0.91%)
  Coca-Cola Amatil, Ltd. .......................    17,510          117
  Fomento Economico Mexicano, SA
     de C.V. - Sponsored ADR ...................     1,400           44
  Panamerican Beverages, Inc. -
     Class A ...................................     4,091          129
  Pepsi - Gemex S.A. -
     Sponsored GDR .............................       600            7
     BUSINESS CREDIT INSTITUTIONS (0.20%)
  Newcourt Credit Group Inc. ...................     1,299           64
     BUSINESS SERVICES (0.52%)
  Hutchison Whampoa Limited ....................     2,000           11
  Nichiei ......................................       330           23
  SEMA Group Plc ...............................     7,576           90
  Vedior .......................................     1,610           46
     CHEMICALS & ALLIED PRODUCTS (1.49%)
  Johnson Matthey Plc ..........................     3,919           35
  Laporte plc ..................................     1,100           13
  Mitsubishi Chemical Corp. ....................     4,000            7
  SGL Carbon AG ................................     2,725          318
  Shin-Etsu Chemical Co., Ltd. .................     6,000          104
  Sumitomo Chemical Co., Ltd. ..................     3,000            9
     COMMERCIAL BANKS (14.45%)
  Alpha Credit Bank ............................       760           62
  Alpha Credit Bank - rights ...................       680            1
  Banca Intesa S.p.A. ..........................    25,527          142
  Banco Bilbao Vizcaya, S.A. ...................     6,240          320
  Banco Comercial Portugues, SA ................     5,727          163
  Banco Frances S.A. -
     Sponsored ADR .............................     2,900           67
  Bank of Scotland .............................    15,141          170
  Bank of Tokyo-Mitsubishi, Ltd. ...............     3,000           32
  Compagnie Financiere de Paribas ..............     3,048          326
  Barclays Plc .................................     2,400           69
  Bayerische Vereinsbank AG ....................     2,926           248
  BHW Holding AG ...............................     8,250          143
  Commerzbank AG ...............................       213            8

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  73

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     COMMERCIAL BANKS (CONTINUED)
  Corporacion Bancaria
     de Espana SA ..............................    11,248        $ 252
  Credito Italiano .............................    34,183          178
  Dao Heng Bank Group Ltd. .....................     5,000            7
  Den norske Bank ASA ..........................    13,987           73
  Development Bank of Singapore
     Limited ...................................     1,300            7
  Grupo Financiero Bancomer -
     Sponsored ADR - 144A (b) ..................    10,497           77
  Grupo Financiero Bancomer -
     Sponsored ADR .............................       157            1
  HSBC Holdings Plc ............................     5,979          146
  Industrial Bank of Japan .....................     5,000           31
  ING Groep N.V. ...............................    12,902          846
  Lloyds TSB Group Plc .........................     6,117           86
  Merita Ltd. - Class A ........................    25,610          169
  Metropolitan Bank &
     Trust Company .............................     6,820           40
  National Australia Bank, Ltd. ................     1,800           24
  National Bank of Greece (b) ..................       690           18
  Sanwa Bank Ltd. ..............................     5,000           45
  Societe Generale - Class A ...................     1,486          309
  Sumitomo Bank, Limited .......................     5,000           49
  Svenska Handelsbanken - Class A ..............     5,395          250
  UBS AG .......................................       675          251
  Uniao de Bancos Brasileiros S.A. -
     Sponsored GDR .............................     3,686          109
     COMMUNICATION (0.75%)
  EMI Group Plc ................................     3,012           26
  Reed International Plc .......................    20,394          185
  Saatchi & Saatchi Plc ........................    12,472           35
     COMMUNICATIONS EQUIPMENT (1.25%)
  ECI Telecommunications Ltd. ..................     6,932          263
  NTT Data Corporation .........................         4          145
     COMPUTER & DATA PROCESSING SERVICES (1.86%)
  Baan Company, N.V. (a) .......................     4,190          151
  Cap Gemini SA ................................     2,677          421
  Dimension Data Holdings
     Limited (a) ...............................     6,777           37
     COMPUTER & OFFICE EQUIPMENT (0.35%)
  Comverse Technology, Inc. (a) ................     2,197          114

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     CONSTRUCTION (0.98%)
  Cheung Kong Infrastructure
     Holdings ..................................    13,000        $  25
  Hi Cement Corporation ........................    20,000            1
  Suez Lyonnaise des Eaux ......................     1,543          254
  Toda Corporation .............................    10,000           40
     ELECTRIC SERVICES (2.31%)
  Centrais Eletricas Brasileiras S.A. -
     Electrobras - Sponsored ADR ...............     3,800           58
  CLP Holdings Limited .........................     2,000            9
  Energie-Versorgung
     Niederoesterreich AG ......................       793          119
  Hongkong Electric Holdings Ltd. ..............     5,000           15
  National Grid Group Plc ......................     3,740           25
  National Power Plc ...........................    14,800          139
  Scottish Power plc ...........................    10,500           92
  Sumitomo Electric Industries .................     4,000           40
  Tohoku Electric Power
     Company, Inc. .............................     1,000           15
  VEBA AG ......................................     3,600          242
     ELECTRIC, GAS & SANITARY SERVICES (0.28%)
  Severn Trent Plc .............................     5,322           93
     ELECTRONIC COMPONENTS & ACCESSORIES (0.97%)
  Electrocomponents Plc ........................    17,659          139
  Fairey Group Plc .............................     3,000           17
  General Electric Company Plc .................     7,500           65
  Taiwan Semiconductor
     Manufacturing Company Ltd. -
     Sponsored ADR (a) .........................     5,739           97
     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.34%)
  Canon, Inc. ..................................    11,000          250
  Hitachi Maxwell ..............................     4,000           76
  Matsushita Electric Industrial
     Company, Ltd. .............................     3,000           48
  Mitsumi Electric Company, Ltd. ...............     2,000           35
  NEC Corporation ..............................     2,000           19
  Nintendo Company Ltd. ........................       400           37
  Nitto Denko Corp. ............................     2,000           30
  Pioneer Electronic Corporation ...............     1,000           19
  Royal Philips Electronics N.V. ...............     5,523          464
  Samsung Display Devices Company...............     1,670           46
  Sony Corporation .............................     4,300          371
  Uniden Corporation ...........................     2,000           22

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

74  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     ENGINEERING & MANAGEMENT SERVICES (3.27%)
  ABB AG .......................................       293        $ 433
  Autoliv, Inc. ................................     7,720          247
  FKI plc ......................................    25,519           74
  Howard Smith, Limited ........................     2,390           14
  LucasVarity Plc ..............................    55,112          219
  VA Technologie AG ............................       661           82
     FOOD STORES (3.69%)
  Carrefour SA .................................       363          230
  Companhia Brasileira de
     Distribuicao Grupo Pao de
     Acucar - Sponsored ADR ....................     3,675           83
  Etablissements Economiques
     du Casino Guichard-
     Perrachon SA ..............................     4,715          377
  Jeronimo Martins, SGPS, SA ...................     1,678           81
  Nestle SA ....................................       101          216
  Safeway Plc ..................................    14,200           93
  Tesco Plc ....................................    12,675          124
     FOOD & KINDRED PRODUCTS (0.51%)
  Devro Plc ....................................     7,882           66
  Gruma S.A. - Class B (a) .....................    10,531           23
  Nippon Meat Packers, Inc. ....................     4,000           49
  San Miguel Corporation - Class B .............    20,000           27
     FURNITURE & HOME FURNISHINGS (0.10%)
  Industrie Natuzzi Spa -
     Sponsored ADR .............................     1,239           32
     GAS PRODUCTION & DISTRIBUTION (0.47%)
  BG Plc .......................................    13,755           80
  Osaka Gas Co. ................................    29,000           74
     HOLDING & OTHER INVESTMENT OFFICES (1.49%)
  Cosco Pacific Ltd. ...........................    15,000            5
  Desc S.A. de C.V. - Series B .................    16,100           82
  Grupo Carso SA de CV -
     Sponsored ADR .............................    11,645           96
  Investor AB - Class B ........................       525           31
  IS Himalayan Fund N.V. (a) ...................     1,000            8
  Kinnevik AB - Class B ........................       880           29
  Montedison S.p.A. ............................   190,222          236
     INDUSTRIAL MACHINERY & EQUIPMENT (1.48%)
  Blue Circle Industries Plc ...................     4,595           26
  Hitachi Construction Machinery
     Co., Ltd. .................................     4,000           13

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)
INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
  Pioneer International Limited ................     9,400        $  22
  Siebe Plc ....................................    21,058          421
     INSURANCE (3.91%)
  CGU PLC ......................................     6,495          121
  General Accident Plc .........................     1,600           37
  Legal & General Group Plc ....................     2,000           21
  Muenchener Rueckversicherungs-
     Gesellschaft AG ...........................       525          261
  National Mutal Holdings Limited ..............     6,500           14
  Royal & Sun Alliance Insurance
     Group Plc .................................    18,846          195
  Zurich Versicherungs-Gesellschaft ............       985          629
     INSURANCE AGENTS, BROKERS & SERVICE (2.23%)
  Axa ..........................................     4,021          452
  Pohjola Insurance Group - Class B ............       801           40
  Sampo Insurance Company Ltd. -
     Class A ...................................     5,028          238
     IRON & STEEL FOUNDRIES (0.04%)
  Ispat International NV (a) ...................       669           13
     LIFE INSURANCE (0.37%)
  Prudential Corporation PLC ...................     9,250          122
     MACHINERY, EQUIPMENT & SUPPLIES (6.01%)
  Alstom (a) ...................................    11,101          366
  Komatsu Ltd. .................................     2,000           10
  Mannesmann AG ................................     9,130          940
  Minebea Company Ltd. .........................     6,000           60
  Schneider SA .................................     7,371          588
     MANUFACTURING INDUSTRIES (0.52%)
  Barlow Limited ...............................     6,597           35
  Hyundai Heavy Industries .....................     3,060           65
  Johnson Electric Holdings, Ltd. ..............    19,000           70
     MEDICAL INSTRUMENTS & SUPPLIES (0.81%)
  Fresenius Medical Care AG ....................     4,237          265
     MINING (0.01%)
  North Limited ................................     2,000            4
     MOTOR VEHICLES, PARTS & SUPPLIES (1.00%)
  PT Astra International .......................    27,000            2
  Valeo SA .....................................     3,181          325

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  75

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF       MARKET
                                                    SHARES        VALUE
                                                  ---------       ------
COMMON STOCKS (CONTINUED

     OIL & GAS EXTRACTION (5.57%)
  Coflexip SA - Sponsored ADR ..................     2,948        $ 180
  ENI SPA ......................................    32,600          212
  Repsol S.A. ..................................     6,767          372
  Saipem S.p.A. ................................    62,074          320
  Shell Transport & Trading
     Company ...................................    20,794          147
  Total SA - Class B ...........................     4,520          588
     PERSONAL CREDIT INSTITUTIONS (0.35%)
  Credit Saison Co., Ltd. ......................       500           10
  Promise Co., Ltd. ............................       300           12
  Takefuji Corporation .........................     2,000           92
     PERSONAL SERVICES (0.28%)
  Hays Plc .....................................     5,514           93
     PETROLEUM REFINING (1.09%)
  Elf Aquitaine SA .............................     2,540          357
     PHARMACEUTICALS (4.05%)
  Banyu Pharmaceutical Co., Ltd. ...............     2,000           22
  Fujisawa Pharmaceutical Co., Ltd. ............     4,000           37
  Glaxo Wellcome Plc ...........................     4,730          142
  Novartis AG - Registered Shares ..............       213          355
  Pharmacia & Upjohn, Inc. .....................     5,550          256
  Pliva d.d. - Sponsored GDR ...................     1,255           20
  Rhone-Poulenc - Class A ......................     4,786          270
  Teva Pharmaceutical Industries
     Ltd. - Sponsored ADR ......................     2,840          100
  Zeneca Group Plc .............................     2,815          121
     PRIMARY METAL INDUSTRIES (2.67%)
  Hoganas AB - Class B .........................     7,635          170
  Iscor Limited ................................    25,715            5
  Kawasaki Steel Corporation ...................     8,000           14
  Nippon Steel Corporation .....................     7,000           12
  Pohang Iron & Steel Company
     Ltd. - Sponsored ADR ......................     1,310           16
  Preussag AG ..................................     1,662          595
  Sumitomo Special Metals Co., Ltd. ............     2,000           42
  Tubos de Acero de Mexico SA -
     Sponsored ADR .............................     1,400           18
     PRINTING & PUBLISHING (0.89%)
  Verenigde Nederlandse
     Uitgeversbedrijven
     Verenigd Bezit ............................     7,994          290

                                                  NUMBER OF       MARKET
                                                    SHARES        VALUE
                                                  ---------       ------
COMMON STOCKS (CONTINUED)

     RADIO & TELEVISION BROADCASTING (0.29%)
  Grupo Televisa S.A. - Sponsored
     GDR (a) ...................................     2,500         $ 94
     RAILROADS (0.58%)
  East Japan Railway Co. .......................        13           61
  Railtrack Group Plc ..........................     5,166          127
     REAL ESTATE (0.61%)
  British Land Company Plc .....................    10,750          111
  Mitsui Fudosan Co., Ltd. .....................     3,000           24
  New World Development
     Company, Ltd. .............................     4,000            8
  Sumitomo Realty & Development
     Co., Ltd. .................................    13,000           57
     RESIDENTIAL BUILDING CONSTRUCTION (0.23%)
  Berkeley Group Plc ...........................     7,080           74
     RESTAURANTS (0.10%)
  Compass Group Plc ............................     2,770           32
     RETAIL TRADE (0.73%)
  D.F.S. Furniture Company Plc .................     5,011           17
  Great Universal Stores P.L.C. ................     3,700           49
  Marks & Spencer Plc ..........................     7,355           67
  Marui Co. ....................................     3,000           45
  Vendex International N.V. ....................     1,632           61
     RUBBER & MISC. PLASTIC PRODUCTS (1.07%)
  Adidas-Salomon AG ............................     1,468          256
  Bridgestone Corp. ............................     2,000           47
  Compagnie Generale des
     Etablissements Michelin -
     Class B ...................................       797           46
     SECURITY & COMMODITY BROKERS (0.33%)
  Reuters Group Plc ............................     9,386          107
     STONE, CLAY & GLASS PRODUCTS (0.06%)
  Asahi Glass Company, Ltd. ....................     2,000           11
  BPB Plc ......................................     1,600           10
  PT Mulia Industrindo .........................     9,500           (c)
     TELECOMMUNICATIONS (8.04%)
  British Telecommunications Plc ...............    13,827          171
  Japan Telecom Company Limited ................         2           16
  NetCom Systems AB - Class B (a)...............     3,088          118

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

76  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     TELECOMMUNICATIONS (CONTINUED)
  Nippon Telegraph & Telephone
     Corp. .....................................         4       $   33
  Nokia Oyj - Class A ..........................    10,627          785
  Singapore
     Telecommunications, Ltd. ..................     5,000            7
  Telecom Corporation of New
    Zealand Limited ...........................     3,700            15
  Telecom Italia Mobile SpA -
     ordinary ..................................    41,402          253
  Telecom Italia Mobile SpA -
     Class NC ..................................    59,593          199
  Telecom Italia Spa - Class NC ................    47,550          231
  Telecomunicacoes Brasileiras S/A .............   360,000           29
  Telecomunicacoes Brasileiras S/A -
     Sponsored ADR .............................     2,627          286
  Telecomunicacoes do Rio de Janeiro
     S.A. - rights .............................     5,905           (c)
  Telefonaktiebolaget LM Ericsson -
     Class B ...................................     1,310           38
  Telefonica del Peru S.A. -
     Sponsored ADR .............................     2,984           61
  Telefonica S.A. ..............................     6,955          322
  Vodafone Group plc ...........................     4,846           62
     TEXTILE MILL PRODUCTS (0.10%)
  Kuraray Company Limited ......................     4,000           34
     TRANSPORTATION EQUIPMENT (0.74%)
  Ishikawajima-Harima Heavy
     Industries Co., Ltd. ......................     8,000           15

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
 COMMON STOCKS (CONTINUED)

 TRANSPORTATION EQUIPMENT (CONTINUED)
  Schindler Holding AG .........................       145      $   221
  Sembawang Corporation Ltd. ...................     6,000            7
     TRANSPORTATION & PUBLIC UTILITIES (0.79%)
  BAA Plc ......................................     5,820           63
  Brambles Industries, Ltd. ....................     9,945          195
     WATER TRANSPORTATION (0.62%)
  IHC Caland N.V. ..............................     3,594          202
     WHOLESALE TRADE DURABLE GOODS (0.04%)
  Itochu Corporation ...........................     6,000           13
     WHOLESALE TRADE NONDURABLE GOODS (0.30%)
  Hagemeyer N.V. ...............................     2,070           90
  Rothmans of Pall Mall Berhad .................     1,000            7
                                                                -------
  Total Common Stocks
  (cost: $ 27,107)............................................   30,196
                                                               --------
  Total Investment Securities
  (cost: $ 27,386)............................................ $ 30,433
                                                               ========
SUMMARY
  Investments, at market value .................     93.17%    $ 30,433
  Other assets in
     excess of liabilities .....................      6.83%       2,233
                                                    -------    --------
  Net assets ...................................    100.00%    $ 32,666
                                                    =======    ========

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  77

                              WRL SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                      ------------------------------------

INVESTMENTS BY COUNTRY
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                                  MARKET
                                                  VALUE      PERCENTAGE
                                                  ------     ----------
     Australia ..............................   $    419        1.38%
     Austria ................................        201        0.66%
     Brazil .................................        210        0.69%
     Canada .................................         64        0.21%
     Denmark.................................         73        0.24%
     Finland ................................      1,232        4.05%
     France .................................      5,126       16.84%
     Germany ................................      3,881       12.75%
     Greece .................................         63        0.21%
     Hong Kong ..............................        316        1.04%
     Indonesia ..............................          2        0.01%
     Italy ..................................      1,771        5.82%
     Japan ..................................      2,530        8.31%
     Malaysia ...............................         20        0.07%
     Mexico .................................        105        0.35%
     Netherlands ............................      2,149        7.06%
     New Zealand ............................         15        0.05%
     Philippines ............................         68        0.22%
     Portugal ...............................        243        0.80%
     Republic of Korea ......................        110        0.36%
     Singapore ..............................         21        0.07%
     South Africa ...........................         76        0.25%
     Spain ..................................      1,267        4.16%
     Sweden .................................        884        2.90%
     Switzerland ............................      2,105        6.92%
     United States ..........................      2,247        7.38%
     United Kingdom .........................      5,235       17.20%
                                                --------      ------
       Investments, at market value .........   $ 30,433      100.00%
                                                ========      ======

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.
(c) Market Value is less than $ 1.
ADR American Depositary Receipt
GDR Global Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

78  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------

CONVERTIBLE PREFERRED STOCK (0.56%)
     COMPUTER & DATA PROCESSING SERVICES (0.56%)
  Microsoft Corporation ........................     4,149        $ 394
                                                                  -----
  Total Convertible Preferred Stock
  (cost: $ 376)..........................................           394
                                                                  -----
COMMON STOCKS (94.20%)
     AEROSPACE (3.20%)
  AlliedSignal Inc. (b) ........................    30,865         1,370
  Lockheed Martin Corporation ..................     1,320           140
  Textron, Inc. ................................    10,126           726
     AIR TRANSPORTATION (1.14%)
  AMR Corporation (a) ..........................       849            71
  Continental Airlines, Inc. -
     Class B (a) ...............................     6,602           402
  Delta Air Lines, Inc. ........................       943           122
  FDX Corporation (a) ..........................       943            59
  KLM Royal Dutch Airlines NV -
     NY Registered Shares ......................       188             8
  UAL Corporation (a) ..........................     1,415           110
  US Airways Group, Inc. (a) ...................       330            26
     AUTOMOTIVE (0.53%)
  Ford Motor Company ...........................     4,212           249
  General Motors Corporation ...................       599            40
  ITT Industries, Inc. .........................     2,074            78
     BEVERAGES (1.74%)
  Anheuser-Busch Companies,
     Inc. (b) ..................................     8,370           395
  Coca-Cola Company ............................       398            34
  PepsiCo, Inc. (b) ............................    19,177           790
     BUSINESS SERVICES (2.14%)
  Catalina Marketing Corporation (a)............     2,499           130
  Cendant Corporation (a) ......................     1,998            42
  Equifax, Inc. ................................    23,279           845
  Interpublic Group of
     Companies, Inc. ...........................     7,756           471
  Young & Rubicam Inc. (a) .....................       201             6
     CHEMICALS & ALLIED PRODUCTS (3.74%)
  Air Products and Chemicals, Inc. .............     4,960           198
  Airgas, Inc. (a) .............................     4,338            62
  Avery Dennison Corporation ...................     1,287            69
  Avon Products, Inc. ..........................     2,815           218
  Colgate-Palmolive Company ....................     3,077           271

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

CHEMICALS & ALLIED PRODUCTS (CONTINUED)
  E. I. du Pont de Nemours
     and Company ...............................    12,591        $ 940
  Gillette Company .............................     1,523           86
  IMC Global, Inc. .............................     1,415           43
  Morton International, Inc. ...................     7,319          183
  Occidental Petroleum Corporation .............     1,886           51
  Procter & Gamble Company .....................     5,305          483
  W.R. Grace & Company (a) .....................       566           10
     COMMERCIAL BANKS (6.07%)
  AmSouth Bancorporation .......................     1,322           52
  Bank of New York Company, Inc. ...............     2,249          136
  BankAmerica Corporation ......................     5,665          490
  BankBoston Corporation .......................     6,731          374
  Chase Manhattan Corporation ..................     6,215          469
  Citicorp .....................................     6,273          936
  Comerica Incorporated ........................       708           47
  Crestar Financial Corporation ................     1,049           57
  First Chicago NBD Corporation ................     1,179          104
  First Union Corporation ......................     1,697           99
  Fleet Financial Group, Inc. ..................       849           71
  ING Groep N.V. - Sponsored ADR................     1,428           93
  J.P. Morgan & Company
     Incorporated ..............................       439           51
  Mellon Bank Corporation ......................     3,150          219
  National City Corporation ....................     3,042          216
  NationsBank Corporation ......................       236           18
  Norwest Corporation ..........................     1,981           74
  State Street Corporation .....................     2,847          198
  U.S. Bancorp .................................     4,763          205
  Wachovia Corporation .........................     1,038           88
  Wells Fargo & Company ........................       641          237
     COMMUNICATION (1.99%)
  Comcast Corporation - Class A ................     8,018          325
  Comcast UK Cable Partners
     Limited - Class A (a) .....................     4,055           64
  NTL Incorporated (a) .........................     9,574          512
  Tele-Communications TCI Ventures
     Group - Class A (a) .......................     3,253           65
  Tele-Communications, Inc. -
     Class A (a) ...............................    11,128          428
     COMPUTER & DATA PROCESSING SERVICES (3.10%)
  Automatic Data Processing, Inc. ..............     8,377          610
  ChoicePoint Inc. (a) .........................        99            5
  Computer Associates
     International, Inc. .......................     1,235           69

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  79

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  Computer Sciences Corporation (a).............       661      $    42
  First Data Corporation .......................    29,518          983
  GTECH Holdings Corporation (a)................     1,085           37
  Microsoft Corporation (a) ....................     1,622          176
  Sun Microsystems, Inc. (a) ...................     4,715          205
  Symantec Corporation (a) .....................     1,604           42
     COMPUTER & OFFICE EQUIPMENT (4.51%)
  3Com Corporation (a) .........................       581           18
  Cisco Systems, Inc. (a) ......................     7,364          678
  EMC Corporation (a) ..........................     5,989          268
  Hewlett-Packard Company ......................     5,323          319
  International Business Machines
     Corporation ...............................    10,557        1,212
  Minnesota Mining and
     Manufacturing Company .....................       377           31
  Pitney Bowes, Inc. ...........................    11,072          533
  Storage Technology
     Corporation (a) ...........................     2,076           90
     DEPARTMENT STORES (2.95%)
  Dayton Hudson Corporation ....................     9,506          461
  Federated Department
     Stores, Inc. (a) ..........................     4,715          254
  Sears, Roebuck and Co. .......................     7,526          460
  Wal-Mart Stores, Inc. ........................    14,649          890
     DRUG STORES & PROPRIETARY STORES (0.28%)
  CVS Corporation ..............................     5,098          199
     ELECTRIC SERVICES (1.77%)
  American Electric Power
     Company, Inc. .............................     3,494          159
  CMS Energy Corporation .......................     2,169           95
  Duke Energy Corporation ......................     5,770          342
  Edison International .........................     1,038           31
  Florida Progress Corporation .................     3,395          140
  FPL Group, Inc. ..............................     2,438          154
  Illinova Corporation .........................     1,149           34
  New Century Energies, Inc. ...................     1,981           90
  Northern States Power Company ................     2,735           78
  Pinnacle West Capital Corporation.............     1,415           64
  Texas Utilities Company ......................     1,130           47
     ELECTRONIC COMPONENTS & ACCESSORIES (1.46%)
  Analog Devices, Inc. (a) .....................     3,106           76
  Intel Corporation ............................    10,610          786
  Molex, Inc. - Class A ........................     6,884          161

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.14%)
  Emerson Electric Company .....................    10,879        $ 657
  Harman International Industries,
     Incorporated ..............................     1,792           69
  National Service Industries, Inc. ............     1,424           72
     ENGINEERING & MANAGEMENT SERVICES (0.11%)
  Halliburton Company ..........................       943           42
  Jacobs Engineering Group, Inc. (a)............       990           32
     ENVIRONMENTAL SERVICES (0.60%)
  Laidlaw Environmental
     Services, Inc. (a) ........................     5,846           21
  USA Waste Services, Inc. (a) .................     4,291          212
  Waste Management, Inc. .......................     5,234          183
     FABRICATED METAL PRODUCTS (0.30%)
  Cooper Industries, Inc. ......................     2,640          145
  Masco Corporation ............................     1,113           67
     FINANCE (1.90%)
  Fannie Mae ...................................    21,893        1,330
     FOOD & KINDRED PRODUCTS (1.76%)
  Archer-Daniels-Midland Company ...............     4,244           82
  Bestfoods ....................................     5,423          315
  ConAgra, Inc. ................................     4,433          140
  General Mills, Inc. ..........................     2,169          148
  Hershey Foods Corporation ....................       896           62
  Kellogg Company ..............................     1,171           44
  Nestle SA ....................................        67          143
  Ralston-Ralston Purina Group .................     2,588          302
     FORESTRY (0.26%)
  Rayonier, Inc. ...............................     2,552          117
  Weyerhaeuser Company .........................     1,367           63
     GAS PRODUCTION & DISTRIBUTION (0.27%)
  El Paso Natural Gas Company ..................     2,980          114
  MCN Energy Group Inc. ........................     3,136           78
     HEALTH SERVICES (0.35%)
  Lincare Holdings, Inc. (a) ...................     3,768          158
  Sun Healthcare Group, Inc. (a) ...............     2,045           30
  Tenet Healthcare Corporation (a) .............     1,839           57
     HOTELS & OTHER LODGING PLACES (0.09%)
  Circus Circus Enterprises (a) ................     3,583           61

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

80  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------        ------
COMMON STOCKS (CONTINUED)

     INDUSTRIAL MACHINERY & EQUIPMENT (3.07%)
  Applied Materials, Inc. (a) ..................     2,499        $  74
  Baker Hughes Incorporated ....................     6,838          236
  Deere & Company ..............................     4,857          257
  Dover Corporation ............................    26,812          918
  Metromedia International
     Group, Inc. (a) ...........................     1,081           13
  Parker-Hannifin Corporation ..................     1,320           50
  Stanley Works ................................     3,295          137
  Timken Company ...............................     1,111           34
  United Technologies Corporation ..............     3,614          334
  UNOVA, Inc. (a) ..............................     1,415           30
  Varian Associates, Inc. ......................     1,608           63
     INSTRUMENTS & RELATED PRODUCTS (1.29%)
  Allergan, Inc. ...............................     8,394          389
  Perkin-Elmer Corporation .....................     1,085           67
  Xerox Corporation ............................     4,385          446
     INSURANCE (5.85%)
  American International Group, Inc. ...........     5,209          761
  Chubb Corporation ............................     3,911          314
  General Re Corporation .......................     3,277          831
  Hartford Financial Services
     Group Inc. ................................     1,038          119
  Loews Corporation ............................     5,291          461
  Travelers Group, Inc. ........................    23,728        1,439
  UNUM Corporation .............................     2,912          162
     INSURANCE AGENTS, BROKERS & SERVICE (0.79%)
  Axa ..........................................       702           79
  Marsh & McLennan
     Companies, Inc. ...........................     7,829          473
     LIFE INSURANCE (1.21%)
  Equitable Companies Incorporated .............       801           60
  Jefferson-Pilot Corporation ..................       849           49
  Lincoln National Corporation .................     2,938          268
  Provident Companies, Inc. ....................     8,977          310
  ReliaStar Financial Corporation ..............     3,281          157
     LUMBER & CONSTUCTION MATERIALS (0.50%)
  Martin Marietta Materials, Inc. ..............     7,734          348
     LUMBER & OTHER BUILDING MATERIALS (1.22%)
  Home Depot, Inc. .............................     7,159          595
  Lowe's Companies, Inc. .......................     6,318          256

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)
     MACHINERY, EQUIPMENT & SUPPLIES (0.09%)
  Mannesmann AG .................................      632       $   65
     MANAGEMENT SERVICES (0.07%)
  EG&G, Inc. ....................................    1,556           47
     MANUFACTURING INDUSTRIES (0.21%)
  Armstrong World Industries, Inc. ..............      566           38
  Tyco International Ltd. .......................    1,730          109
     MEDICAL INSTRUMENTS & SUPPLIES (0.22%)
  Baxter International Inc. .....................    1,416           76
  DENTSPLY International Inc. ...................    3,159           79
     METAL MINING (0.40%)
  Barrick Gold Corporation ......................    3,772           72
  Newmont Mining Corporation ....................    8,869          210
     MINING (0.10%)
  Pittston Brink's Group ........................    1,839           68
     MORTGAGE BANKERS AND BROKERS (0.08%)
  Countrywide Credit Industries, Inc. ...........    1,075           55
     MOTION PICTURES (1.56%)
  Liberty Media Group - Class A (a) .............    3,789          147
  Time Warner, Inc. .............................    2,533          216
  Walt Disney Company ...........................    6,911          726
     OIL & GAS EXTRACTION (3.03%)
  Anadarko Petroleum Corporation ................    1,509          101
  Atlantic Richfield Company ....................    2,594          203
  Burlington Resources Inc. .....................   11,038          475
  Nabors Industries, Inc. (a) ...................    5,706          113
  R&B Falcon Corporation (a) ....................    4,119           93
  Schlumberger Limited ..........................   13,430          917
  Total SA - Sponsored ADR ......................    1,697          111
  Transocean Offshore, Inc. .....................      566           25
  Western Atlas Inc. (a) ........................      212           18
  YPF Sociedad Anonima -
     Sponsored ADR ..............................    2,084           63
     PAINT, GLASS, WALLPAPER STORES (0.40%)
  Sherwin-Williams Company ......................    8,494          281
     PAPER & ALLIED PRODUCTS (1.03%)
  Champion International
     Corporation ................................      943           46

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  81

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

    PAPER & ALLIED PRODUCTS (CONTINUED)
  Fort James Corporation .......................       302        $  13
  Kimberly-Clark Corporation ...................    11,251          516
  Mead Corporation .............................     3,583          114
  Union Camp Corporation .......................       590           29
     PERSONAL CREDIT INSTITUTIONS (1.39%)
  American Express Company (b) .................     7,180          819
  Associates First Capital
     Corporation - Class A .....................     1,602          123
  Beneficial Corporation .......................       188           29
     PETROLEUM REFINING (4.71%)
  British Petroleum Company Plc -
     Sponsored ADR .............................     2,887          255
  Chevron Corporation ..........................     1,792          149
  Elf Aquitaine SA - ADR .......................       863           61
  Exxon Corporation ............................    14,469        1,032
  Mobil Corporation ............................     8,014          614
  Royal Dutch Petroleum Company -
     NY Shares .................................    10,944          600
  Texaco Inc. ..................................     4,003          239
  Tosco Corporation ............................     1,839           54
  Unocal Corporation ...........................     8,042          288
     PETROLEUM & PETROLEUM PRODUCTS (0.04%)
  Pennzoil Company .............................       566           29
     PHARMACEUTICALS (10.55%)
  Abbott Laboratories ..........................    23,454          959
  American Home Products
     Corporation ...............................     9,496          491
  Bristol-Myers Squibb Company .................    12,232        1,406
  Cardinal Health, Inc. ........................     5,572          522
  Eli Lilly and Company ........................     1,243           82
  Henry Schein, Inc. (a) .......................       469           22
  Merck & Co., Inc. ............................    10,695        1,430
  Pfizer, Inc. .................................     5,753          625
  Pharmacia & Upjohn, Inc. .....................     3,853          178
  PharMerica, Inc. (a) .........................     1,697           20
  R. P. Scherer Corporation (a) ................     4,682          415
  Schering-Plough Corporation ..................     4,952          454
  Shire Pharmaceuticals Group
     PLC - ADR (a) .............................       896           19
  SmithKline Beecham Plc -
     Sponsored ADR .............................     4,411          267
  Watson Pharmaceuticals, Inc. (a) .............    10,206          476

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

     PRIMARY METAL INDUSTRIES (0.77%)
  Hubbell Incorporated - Class B ...............    12,931       $  538
     PRINTING & PUBLISHING (1.15%)
  Gannett Company, Inc. ........................     8,346          593
  Knight - Ridder, Inc. ........................     3,206          177
  McGraw-Hill Companies, Inc. ..................       424           35
     RAILROADS (0.99%)
  Burlington Northern Santa Fe .................     4,991          490
  Canadian Pacific, Ltd. .......................     7,026          199
     RESEARCH & TESTING SERVICES (0.17%)
  AC Nielsen Corporation (a) ...................     4,692          118
     RESTAURANTS (0.76%)
  McDonald's Corporation .......................     7,648          528
     RETAIL TRADE (0.27%)
  Costco Companies, Inc. (a) ...................     3,018          190
     RUBBER & MISC. PLASTIC PRODUCTS (0.19%)
  Goodyear Tire & Rubber Company................     2,075          134
     SECURITY & COMMODITY BROKERS (1.81%)
  A.G. Edwards, Inc. ...........................     1,827           78
  Merrill Lynch & Co., Inc. ....................       661           61
  Morgan Stanley, Dean Witter
     and Co. ...................................     7,569          692
  Reuters Group Plc -
     Sponsored ADR .............................     4,958          340
  T. Rowe Price Associates, Inc. ...............     1,524           57
  Waddell & Reed Financial,
     Inc. - Class A ............................     1,651           40
     TELECOMMUNICATIONS (5.20%)
  AirTouch Communications,
     Inc. (a) (b) ..............................    17,627        1,030
  AT&T Corporation (b) .........................     5,842          334
  Bell Atlantic Corporation ....................     8,676          396
  BellSouth Corporation ........................     2,735          184
  GTE Corporation ..............................     4,362          243
  MCI Communications Corporation................       754           44
  SBC Communications Inc. ......................    17,816          713
  Sprint Corporation ...........................     2,499          176
  Telecomunicacoes Brasileiras S/A -
     Sponsored ADR .............................       142           16

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

82  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              U.S. EQUITY PORTFOLIO
                       SCHEDULE OF INVESTMENTS (continued)
                                 June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------

COMMON STOCKS (CONTINUED)

     TELECOMMUNICATIONS (CONTINUED)
  Teleport Communications Group
     Inc. - Class A (a) ........................       754     $     41
  U S WEST, Inc. ...............................     3,395          160
  WorldCom, Inc. (a) ...........................     6,212          301
     TEXTILE MILL PRODUCTS (0.42%)
  Sara Lee Corporation .........................     5,305          297
     TOBACCO PRODUCTS (0.82%)
  Philip Morris Companies Inc. .................    14,529          572
     TRANSPORTATION EQUIPMENT (0.02%)
  FMC Corporation (a) ..........................       235           16
     TRANSPORTATION & PUBLIC UTILITIES (0.04%)
  GATX Corporation .............................       707           31
     WATER TRANSPORTATION (0.22%)
  Carnival Corporation .........................     3,961          157
     WHOLESALE TRADE DURABLE GOODS (1.85%)
  Johnson & Johnson ............................    15,578        1,149
  Omnicare, Inc. ...............................       754           29
  Sybron International
     Corporation (a) ...........................     4,433          112
     WHOLESALE TRADE NONDURABLE GOODS (0.31%)
  International Multifoods
     Corporation ...............................       708           19
  Sysco Corporation ............................     2,640           68
  Unilever NV - NY Shares - ADR ................     1,652          130
                                                               --------
  Total Common Stocks
  (cost: $ 60,178)..........................................     65,841
                                                               --------
  Total Investment Securities
  (cost: $ 60,554)..........................................   $ 66,235
                                                               ========

SUMMARY
  Investments, at market value .................     94.76%    $ 66,235
  Other assets in
     excess of liabilities .....................      5.24%       3,664
                                                    ------     --------
  Net assets ...................................    100.00%    $ 69,899
                                                    ======     ========

INVESTMENTS BY COUNTRY

SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.
                                                   MARKET
                                                    VALUE      PERCENTAGE
                                                  --------     ----------
     France .................................     $     79         0.12%
     Germany ................................           65         0.10%
     Switzerland ............................          143         0.22%
     United States ..........................       65,948        99.56%
                                                  --------       ------
       Investments, at market value .........     $ 66,235       100.00%
                                                  ========       ======

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.
(b) A portion of the security was pledged to cover margin requirements for futures contracts. At June 30, 1998, the market value of securities pledged amounted to $ 351.
ADR American Depositary Receipt

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t   83

                              WRL SERIES FUND, INC.
                          THIRD AVENUE VALUE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (91.91%)
     AUTOMOTIVE (5.01%)
  Toyoda Automatic Loom
     Works, Ltd. ...............................    44,000        $ 778
     BUSINESS SERVICES (2.12%)
  American Physicians Service
     Group, Inc. (a) ...........................    46,000          329
     COMMUNICATIONS EQUIPMENT (2.95%)
  Glenayre Technologies, Inc. (a) ..............    42,500          457
     COMPUTER & DATA PROCESSING SERVICES (4.57%)
  Electronics for Imaging, Inc. (a) ............     6,500          137
  NCR Corporation ..............................    17,600          572
     COMPUTER & OFFICE EQUIPMENT (9.19%)
  3Com Corporation (a) .........................    29,800          914
  Planar Systems Inc. (a) ......................    48,800          512
     ELECTRONIC COMPONENTS & ACCESSORIES (16.32%)
  AVX Corporation ..............................    27,000          434
  FSI International, Inc. (a) ..................    59,900          580
  Silicon Valley Group, Inc. (a) ...............    47,100          757
  SpeedFam International, Inc. (a) .............    41,300          761
     INDUSTRIAL MACHINERY & EQUIPMENT (10.17%)
  Electroglas, Inc. (a) ........................    61,500          803
  Tecumseh Products Company -
     Class A ...................................     7,200          380
  Tecumseh Products Company -
     Class B ...................................     6,900          395
     INSURANCE (23.48%)
  Chiyoda Fire & Marine Insurance
     Company, Limited ..........................   145,000          537
  Enhance Financial Services
     Group Inc. ................................    14,000          473
  Financial Security Assurance
     Holdings Ltd. .............................    10,000          588
  Leucadia National Corporation ................    17,900          592
  Mitsui Marine and Fire Insurance
     Company, Ltd. .............................   152,000          764
  Risk Capital Holdings, Inc. (a) ..............    27,600          688

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

     MEDICAL INSTRUMENTS & SUPPLIES (4.99%)
  Hologic, Inc. (a) .............................   20,000     $    364
  Protocol Systems, Inc. (a) ....................   47,700          411
     OIL & GAS EXTRACTION (4.21%)
  Nabors Industries, Inc. (a) ...................   33,000          654
     RETAIL TRADE (0.81%)
  ValueVision International, Inc. -
     Class A (a) ................................   31,200          125
     TELECOMMUNICATIONS (2.55%)
  Boston Communications
     Group, Inc. (a) ............................   44,600          396
     WATER TRANSPORTATION (5.54%)
  Alexander & Baldwin, Inc. .....................   29,500          859
                                                               --------
  Total Common Stocks
  (cost: $ 15,248)..........................................     14,260
                                                               --------
  Total Investment Securities
  (cost: $ 15,248) .........................................   $ 14,260
                                                               ========

SUMMARY
  Investments, at market value .........             91.91%    $ 14,260
  Other assets in
     excess of liabilities .............              8.09%       1,256
                                                    ------     --------
  Net assets ...........................            100.00%    $ 15,516
                                                    ======     ========

INVESTMENTS BY COUNTRY

SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                              MARKET VALUE      PERCENTAGE
                                              ------------      ----------
     Japan ..................................     $  2,078        14.57%
     United States ..........................       12,182        85.43%
                                                  --------       ------
       Investments, at market value .........     $ 14,260       100.00%
                                                  ========       ======

NOTES TO SCHEDULE OF INVESTMENTS:
(a) No dividends were paid during the preceding twelve months.

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

84  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                        REAL ESTATE SECURITIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                  June 30, 1998
                 All amounts (except share amounts) in thousands
                                   (unaudited)
                 -----------------------------------------------
                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (96.09%)
     AMUSEMENT & RECREATION SERVICES (4.16%)
     HOTELS (4.16%)
  Patriot American Hospitality, Inc. ...........     2,700      $    65
     HOLDING & OTHER INVESTMENT OFFICES (91.48%)
       APARTMENTS (15.89%)
  Apartment Investment &
     Management Co. - Class A ..................     1,300           51
  Avalon Bay Communities, Inc. .................       295           11
  Camden Property Trust ........................       500           15
  Equity Residential Properties Trust ..........     1,400           66
  Merry Land & Investment
     Company, Inc. .............................     1,900           40
  Post Properties, Inc. ........................       600           23
  Security Capital Atlantic
     Incorporated ..............................     1,900           42
       DIVERSIFIED (7.17%)
  Glenborough Realty Trust, Inc. ...............     1,400           37
  Liberty Property Trust .......................     1,100           28
  National Golf Properties, Inc. ...............     1,400           42
  Reckson Services Industries, Inc. ............       400            1
  Spieker Properties, Inc. .....................       100            4
       HOTELS (11.72%)
  FelCor Suite Hotels, Inc. ....................     1,200           38
  Starwood Hotels & Resorts ....................     3,000          145
       MANUFACTURED HOMES (1.99%)
  Manufactured Home
     Communities, Inc. .........................     1,300           31
       OFFICE PROPERTY (29.27%)
  Arden Realty, Inc. ...........................     2,500           65
  Brandywine Realty Trust ......................     1,100           25
  CarrAmerica Realty Corporation ...............     2,200           62
  Cousins Properties, Inc. .....................     1,800           54
  Crescent Real Estate Equities
     Company ...................................     2,800           94
  Equity Office PropertiesTrust ................     4,100          116

                                                  NUMBER OF      MARKET
                                                    SHARES       VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)
     OFFICE PROPERTY (CONTINUED)
  Reckson Associates Realty
     Corporation ...............................     1,300      $    31
  Tower Realty Trust, Inc. .....................       300            7
  TriNet Corporate Realty Trust, Inc. ..........       100            3
       REGIONAL MALL (9.48%)
  CBL & Associates Properties, Inc. ............     1,800           44
  Simon DeBartolo Group, Inc. ..................     2,600           85
  The Macerich Company .........................       200            6
  Urban Shopping Centers, Inc. .................       400           13
       SHOPPING CENTER (10.83%)
  Burnham Pacific Properties, Inc. .............     2,100           30
  Developers Diversified Realty
     Corporation ...............................       300           12
  Excel Realty Trust, Inc. .....................       800           23
  IRT Property Company .........................     2,000           22
  JP Realty, Inc. ..............................       300            7
  Vornado Realty Trust .........................     1,900           75
       STORAGE (2.31%)
  Public Storage, Inc. .........................     1,300           36
       WAREHOUSE (2.82%)
  Weeks Corporation ............................     1,400           44
     REAL ESTATE (0.45%)
     OFFICE PROPERTY (0.45%)
  SL Green Realty Corp. ........................       300            7
                                                                -------
  Total Common Stocks
  (cost: $ 1,539)........................................         1,500
                                                                -------
  Total Investment Securities
  (cost: $ 1,539)........................................       $ 1,500
                                                                =======
SUMMARY
  Investments, at market value .................     96.09%     $ 1,500
  Other assets in
     excess of liabilities .....................      3.91%          61
                                                     -----      -------
  Net assets ...................................    100.00%     $ 1,561
                                                    ======      =======

                      See notes to schedule of investments.
   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  85

                              WRL SERIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 At June 30,1998
               All amounts (except per share amounts) in thousands
                                   (unaudited)
               ---------------------------------------------------

                                                        MONEY MARKET    BOND
                                                         PORTFOLIO    PORTFOLIO
ASSETS:
 Investments in securities, at cost ...................   $       0   $ 126,450
                                                          =========   =========
 Investments in securities, at market value ...........   $       0   $ 129,298
 Short-term securities, at amortized cost .............     145,639       9,497
 Cash .................................................           2         187
 Foreign cash .........................................           0           0
 Cash collateral for securities on loan ...............           0      28,794
 Receivables:
  Securities sold .....................................           0           0
  Interest ............................................         688       2,043
  Dividends ...........................................           0           0
  Dividend reclaims receivable ........................           0           0
  Foreign currency contracts ..........................           0           0
  Other ...............................................           0           0
                                                          ---------   ---------
   Total assets .......................................     146,329     169,819
                                                          ---------   ---------
LIABILITIES:
 Securities purchased .................................           0           0
 Accounts payable and accrued liabilities:
  Investment advisory fees ............................          57          55
  Due to foreign sub-custodian ........................           0           0
  Dividends to shareholders ...........................         745           0
  Deposits for securities on loan .....................           0      28,794
  Foreign currency contracts ..........................           0           0
  Other fees ..........................................           7         161
                                                          ---------   ---------
   Total liabilities ..................................         809      29,010
                                                          ---------   ---------
    Net assets ........................................   $ 145,520   $ 140,809
                                                          =========   =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ......................     225,000      25,000
                                                          =========   =========
 Capital stock ($ .01 par value) ......................   $   1,455   $     122
 Additional paid-in-capital ...........................     144,065     139,005
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ........................           0       3,817
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .......................           0      (4,983)
 Net unrealized appreciation (depreciation) on:
  Investment securities ...............................           0       2,848
  Foreign currency transactions .......................           0           0
  Futures contracts ...................................           0           0
                                                          ---------   ---------
 Net assets applicable to outstanding shares of capital   $ 145,520   $ 140,809
                                                          =========   =========
 Shares outstanding at June 30, 1998 ..................     145,520      12,170
                                                          =========   =========
 Net asset value and offering price per share .........   $    1.00   $   11.57
                                                          =========   =========

                                                                                        STRATEGIC
                                                                                         TOTAL
                                                           GROWTH         GLOBAL         RETURN
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO

ASSETS:
 Investments in securities, at cost ...................   $ 1,289,418    $   749,871    $   460,598
                                                          ===========    ===========    ===========
 Investments in securities, at market value ...........   $ 2,381,640    $ 1,054,722    $   580,467
 Short-term securities, at amortized cost .............        88,535         28,100          1,417
 Cash .................................................           110             63              0
 Foreign cash .........................................             0         12,097              0
 Cash collateral for securities on loan ...............       140,858         89,410         79,682
 Receivables:
  Securities sold .....................................         2,222         12,061              0
  Interest ............................................           919            420          3,862
  Dividends ...........................................           821            758            478
  Dividend reclaims receivable ........................            18            711              2
  Foreign currency contracts ..........................            92          3,289              0
  Other ...............................................             0              0              0
                                                          -----------    -----------    -----------
   Total assets .......................................     2,615,215      1,201,631        665,908
                                                          -----------    -----------    -----------
LIABILITIES:
 Securities purchased .................................             0         58,259              0
 Accounts payable and accrued liabilities:
  Investment advisory fees ............................         1,537            708            403
  Due to foreign sub-custodian ........................             0              0              0
  Dividends to shareholders ...........................             0              0              0
  Deposits for securities on loan .....................       140,858         89,410         79,682
  Foreign currency contracts ..........................         1,496          3,558              0
  Other fees ..........................................           962            505            391
                                                          -----------    -----------    -----------
   Total liabilities ..................................       144,853        152,440         80,476
                                                          -----------    -----------    -----------
    Net assets ........................................   $ 2,470,362    $ 1,049,191    $   585,432
                                                          ===========    ===========    ===========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ......................       125,000        100,000        100,000
                                                          ===========    ===========    ===========
 Capital stock ($ .01 par value) ......................   $       498    $       430    $       355
 Additional paid-in-capital ...........................     1,350,116        709,022        454,257
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ........................         3,939          3,507          6,534
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .......................        24,990         32,012          4,417
 Net unrealized appreciation (depreciation) on:
  Investment securities ...............................     1,092,222        304,851        119,869
  Foreign currency transactions .......................        (1,403)          (631)             0
  Futures contracts ...................................             0              0              0
                                                          -----------    -----------    -----------
 Net assets applicable to outstanding shares of capital   $ 2,470,362    $ 1,049,191    $   585,432
                                                          ===========    ===========    ===========
 Shares outstanding at June 30, 1998 ..................        49,782         42,987         35,489
                                                          ===========    ===========    ===========
 Net asset value and offering price per share .........   $     49.62    $     24.41    $     16.50
                                                          ===========    ===========    ===========

   The notes to the financial statements are an integral part of this report.

86  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 At June 30,1998
               All amounts (except per share amounts) in thousands
                                   (unaudited)
               ---------------------------------------------------

                                                          EMERGING     AGGRESSIVE
                                                           GROWTH       GROWTH
                                                          PORTFOLIO    PORTFOLIO
ASSETS:
 Investments in securities, at cost ...................   $ 455,675    $ 302,951
                                                          =========    =========
 Investments in securities, at market value ...........   $ 694,301    $ 433,561
 Short-term securities, at amortized cost .............      39,476       21,348
 Cash .................................................          15           11
 Foreign cash .........................................           0            0
 Cash collateral for securities on loan ...............     148,825       83,370
 Receivables:
  Securities sold .....................................       6,078        5,355
  Interest ............................................         639          343
  Dividends ...........................................         173          116
  Dividend reclaims receivable ........................           8            2
  Foreign currency contracts ..........................           0            0
  Other ...............................................           0            0
                                                          ---------    ---------
   Total assets .......................................     889,515      544,106
                                                          ---------    ---------
LIABILITIES:
 Securities purchased .................................       1,851        6,562
 Accounts payable and accrued liabilities:
  Investment advisory fees ............................         485          291
  Due to foreign sub-custodian ........................           0            0
  Dividends to shareholders ...........................           0            0
  Deposits for securities on loan .....................     148,825       83,370
  Foreign currency contracts ..........................           0            0
  Other fees ..........................................         634          348
                                                          ---------    ---------
   Total liabilities ..................................     151,795       90,571
                                                          ---------    ---------
    Net assets ........................................   $ 737,720    $ 453,535
                                                          =========    =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ......................     100,000       75,000
                                                          =========    =========
 Capital stock ($ .01 par value) ......................   $     296    $     226
 Additional paid-in-capital ...........................     452,520      306,541
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ........................      (1,110)      (1,049)
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .......................      47,388       17,207
 Net unrealized appreciation (depreciation) on:
  Investment securities ...............................     238,626      130,610
  Foreign currency transactions .......................           0            0
  Futures contracts ...................................           0            0
                                                          ---------    ---------
 Net assets applicable to outstanding shares of capital   $ 737,720    $ 453,535
                                                          =========    =========
 Shares outstanding at June 30, 1998 ..................      29,628       22,630
                                                          =========    =========
 Net asset value and offering price per share .........   $   24.90    $   20.04
                                                          =========    =========

                                                                      GROWTH &   TACTICAL ASSET
                                                          BALANCED     INCOME      ALLOCATION
                                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
ASSETS:
 Investments in securities, at cost ...................   $  74,024    $  75,061   $ 281,188
                                                          =========    =========   =========
 Investments in securities, at market value ...........   $  83,180    $  77,525   $ 312,808
 Short-term securities, at amortized cost .............           0        3,037      25,246
 Cash .................................................       3,629            0      10,628
 Foreign cash .........................................           0            0           0
 Cash collateral for securities on loan ...............      14,175       13,891      40,578
 Receivables:
  Securities sold .....................................       1,233            0         238
  Interest ............................................         481          228       2,566
  Dividends ...........................................         180          350         244
  Dividend reclaims receivable ........................           3            0           0
  Foreign currency contracts ..........................           0            0           0
  Other ...............................................           0            0           0
                                                          ---------    ---------   ---------
   Total assets .......................................     102,881       95,031     392,308
                                                          ---------    ---------   ---------
LIABILITIES:
 Securities purchased .................................          14            0         351
 Accounts payable and accrued liabilities:
  Investment advisory fees ............................          61           52         242
  Due to foreign sub-custodian ........................           0            0           0
  Dividends to shareholders ...........................           0            0           0
  Deposits for securities on loan .....................      14,175       13,891      40,578
  Foreign currency contracts ..........................           0            0           0
  Other fees ..........................................          77           80         213
                                                          ---------    ---------   ---------
   Total liabilities ..................................      14,327       14,023      41,384
                                                          ---------    ---------   ---------
    Net assets ........................................   $  88,554    $  81,008   $ 350,924
                                                          =========    =========   =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ......................      75,000       75,000      75,000
                                                          =========    =========   =========
 Capital stock ($ .01 par value) ......................   $      71    $      65   $     246
 Additional paid-in-capital ...........................      78,152       75,420     301,981
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ........................       1,431        1,665       4,748
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .......................        (256)       1,394      12,329
 Net unrealized appreciation (depreciation) on:
  Investment securities ...............................       9,156        2,464      31,620
  Foreign currency transactions .......................           0            0           0
  Futures contracts ...................................           0            0           0
                                                          ---------    ---------   ---------
 Net assets applicable to outstanding shares of capital   $  88,554    $  81,008   $ 350,924
                                                          =========    =========   =========
 Shares outstanding at June 30, 1998 ..................       7,110        6,514      24,649
                                                          =========    =========   =========
 Net asset value and offering price per share .........   $   12.46    $   12.44   $   14.24
                                                          =========    =========   =========

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  87

                              WRL SERIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 At June 30,1998
               All amounts (except per share amounts) in thousands
                                   (unaudited)
               ---------------------------------------------------

                                                           C.A.S.E.      GLOBAL     VALUE     INTERNATIONAL
                                                            GROWTH       SECTOR     EQUITY      EQUITY      U.S. EQUITY
                                                           PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO     PORTFOLIO
ASSETS:
 Investments in securities, at cost ...................    $ 69,804     $ 11,265    $158,665    $ 27,386    $ 60,554
                                                           ========     ========    ========    ========    ========
 Investments in securities, at market value ...........    $ 63,348     $ 11,946    $187,364    $ 30,433    $ 66,235
 Short-term securities, at amortized cost .............           0            0      18,045           0           0
 Cash .................................................       4,608        1,584          31       3,034       3,664
 Foreign cash .........................................           0            7           0         211           0
 Cash collateral for securities on loan ...............      10,483            0      22,405           0           0
 Receivables:
  Securities sold .....................................         111            0           0          47          23
  Interest ............................................          64           50          59          10          22
  Dividends ...........................................          43            5         205          46          65
  Dividend reclaims receivable ........................           0            3           4          40           2
  Foreign currency contracts ..........................           0            0           0          59           0
  Other ...............................................           0            0           0           0           0
                                                           --------     --------    --------    --------    --------
   Total assets .......................................      78,657       13,595     228,113      33,880      70,011
                                                           --------     --------    --------    --------    --------
LIABILITIES:
 Securities purchased .................................           0            0           0       1,174          40
 Accounts payable and accrued liabilities:
  Investment advisory fees ............................          47            9         143          27          46
  Due to foreign sub-custodian ........................           0            0           0           0           1
  Dividends to shareholders ...........................           0            0           0           0           0
  Deposits for securities on loan .....................      10,483            0      22,405           0           0
  Foreign currency contracts ..........................           0            0           0           0           0
  Other fees ..........................................          53            5          68          13          25
                                                           --------     --------    --------    --------    --------
   Total liabilities ..................................      10,583           14      22,616       1,214         112
                                                           --------     --------    --------    --------    --------
    Net assets ........................................    $ 68,074     $ 13,581    $205,497    $ 32,666    $ 69,899
                                                           ========     ========    ========    ========    ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ......................      75,000       75,000      75,000      75,000      75,000
                                                           ========     ========    ========    ========    ========
 Capital stock ($ .01 par value) ......................    $     48     $     12    $    140    $     26    $     51
 Additional paid-in-capital ...........................      66,202       12,442     172,518      29,300      61,402
 Accumulated undistributed (distributions in excess of)
  net investment income (loss) ........................         100           66         729         149         226
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and
  foreign currency transactions .......................       8,180          380       3,411          98       2,522
 Net unrealized appreciation (depreciation) on:
  Investment securities ...............................      (6,456)         681      28,699       3,047       5,681
  Foreign currency transactions .......................           0            0           0          46           0
  Futures contracts ...................................           0            0           0           0          17
                                                           --------     --------    --------    --------    --------
 Net assets applicable to outstanding shares of capital    $ 68,074     $ 13,581    $205,497    $ 32,666    $ 69,899
                                                           ========     ========    ========    ========    ========
 Shares outstanding at June 30, 1998 ..................       4,807        1,192      13,958       2,593       5,046
                                                           ========     ========    ========    ========    ========
 Net asset value and offering price per share .........    $  14.16     $  11.40    $  14.72    $  12.60    $  13.85
                                                           ========     ========    ========    ========    ========

   The notes to the financial statements are an integral part of this report.

88  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 At June 30,1998
               All amounts (except per share amounts) in thousands
                                   (unaudited)
               ---------------------------------------------------

                                                THIRD AVENUE   REAL ESTATE
                                                   VALUE        SECURITIES
                                                 PORTFOLIO      PORTFOLIO

ASSETS:
 Investments in securities, at cost ............ $  15,248      $ 1,539
                                                 =========      =======
 Investments in securities, at market value .... $  14,260      $ 1,500
 Short-term securities, at amortized cost ......         0            0
 Cash ..........................................     1,250           53
 Foreign cash ..................................        11            0
 Cash collateral for securities on loan ........         0            0
 Receivables:
  Securities sold ..............................         0            0
  Interest .....................................         9            0
  Dividends ....................................         0            9
  Dividend reclaims receivable .................         0            0
  Foreign currency contracts ...................         0            0
  Other ........................................         0            0
                                                 ---------      -------
   Total assets ................................    15,530        1,562
                                                 ---------      -------
LIABILITIES:
 Securities purchased ..........................         0            0
 Accounts payable and accrued liabilities:
  Investment advisory fees .....................        11            1
  Due to foreign sub-custodian .................         0            0
  Dividends to shareholders ....................         0            0
  Deposits for securities on loan ..............         0            0
  Foreign currency contracts ...................         0            0
  Other fees ...................................         3            0
                                                 ---------      -------
   Total liabilities ...........................        14            1
                                                 ---------      -------
    Net assets ................................. $  15,516      $ 1,561
                                                 =========      =======
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ...............    75,000       75,000
                                                 =========      =======
 Capital stock ($ .01 par value)................ $      16      $     2
 Additional paid-in-capital ....................    16,424        1,585
 Accumulated undistributed (distributions in
  excess of net investment income (loss) .......        69           13
 Accumulated undistributed net realized gain
  (loss)on investment securities, futures
  contracts and foreign currency transactions ..        (5)           0
 Net unrealized appreciation (depreciation) on:
  Investment securities ........................      (988)         (39)
  Foreign currency transactions ................         0            0
  Futures contracts ............................         0            0
                                                 ---------      -------
 Net assets applicable to outstanding shares of
  capital....................................... $  15,516      $ 1,561
                                                 =========      =======
 Shares outstanding at June 30, 1998 ...........     1,618          160
                                                 =========      =======
 Net asset value and offering price per share .. $    9.59      $  9.79
                                                 =========      =======

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  89

                              WRL SERIES FUND, INC.
                             STATEMENT OF OPERATIONS
                       For the period ended June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                                        MONEY MARKET  BOND
                                                                          PORTFOLIO PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $3,787   $4,184
 Dividends .............................................................        0        0
 Foreign tax withheld ..................................................        0        0
                                                                           ------   ------
   Total investment income .............................................    3,787    4,184
                                                                           ------   ------
EXPENSES:
 Investment advisory fees ..............................................      265      300
 Printing and shareholder reports ......................................        9       25
 Custody fees ..........................................................       20       18
 Administrative service fees ...........................................        3        9
 Legal fees ............................................................        1        2
 Auditing and accounting fees ..........................................        3        3
 Directors fees ........................................................        2        0
 Registration fees .....................................................        0        0
 Other fees ............................................................        2       10
                                                                           ------   ------
   Total expenses ......................................................      305      367
 Less:
  Advisory fee waiver and expense reimbursement ........................        0        0
  Fees paid indirectly .................................................        0        0
                                                                           ------   ------
   Net expenses ........................................................      305      367
                                                                           ------   ------
 Net investment income (loss) ..........................................    3,482    3,817
                                                                           ------   ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................        0    1,295
  Futures contracts ....................................................        0        0
  Foreign currency transactions ........................................        0        0
                                                                           ------   ------
   Total net realized gain (loss) ......................................        0    1,295
                                                                           ------   ------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................        0       88
  Futures contracts ....................................................        0        0
  Foreign currency transactions ........................................        0        0
                                                                           ------   ------
   Total change in unrealized appreciation (depreciation) ..............        0       88
                                                                           ------   ------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................        0    1,383
                                                                           ------   ------
   Net increase (decrease) in net assets resulting from operations .....   $3,482   $5,200
                                                                           ======   ======

                                                                                                     STRATEGIC
                                                                                                       TOTAL
                                                                            GROWTH       GLOBAL       RETURN
                                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $   3,214    $     612    $   5,653
 Dividends .............................................................       8,333        7,823        3,536
 Foreign tax withheld ..................................................        (315)      (1,006)          (5)
                                                                           ---------    ---------    ---------
   Total investment income .............................................      11,232        7,429        9,184
                                                                           ---------    ---------    ---------
EXPENSES:
 Investment advisory fees ..............................................       8,369        3,648        2,244
 Printing and shareholder reports ......................................         207          141           69
 Custody fees ..........................................................         155          465           43
 Administrative service fees ...........................................          73           50           24
 Legal fees ............................................................          18           13            6
 Auditing and accounting fees ..........................................          11            7            4
 Directors fees ........................................................           3            2            1
 Registration fees .....................................................           1            1            0
 Other fees ............................................................          77            8           28
                                                                           ---------    ---------    ---------
   Total expenses ......................................................       8,914        4,335        2,419
 Less:
  Advisory fee waiver and expense reimbursement ........................           0            0            0
  Fees paid indirectly .................................................           0            0            0
                                                                           ---------    ---------    ---------
   Net expenses ........................................................       8,914        4,335        2,419
                                                                           ---------    ---------    ---------
 Net investment income (loss) ..........................................       2,318        3,094        6,765
                                                                           ---------    ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................      26,770       38,881        7,153
  Futures contracts ....................................................           0            0            0
  Foreign currency transactions ........................................      (1,675)        (312)           0
                                                                           ---------    ---------    ---------
   Total net realized gain (loss) ......................................      25,095       38,569        7,153
                                                                           ---------    ---------    ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................     627,827      186,098       21,565
  Futures contracts ....................................................           0            0            0
  Foreign currency transactions ........................................         136          975            0
                                                                           ---------    ---------    ---------
   Total change in unrealized appreciation (depreciation) ..............     627,963      187,073       21,565
                                                                           ---------    ---------    ---------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................     653,058      225,642       28,718
                                                                           ---------    ---------    ---------
   Net increase (decrease) in net assets resulting from operations .....   $ 655,376    $ 228,736    $  35,483
                                                                           =========    =========    =========

   The notes to the financial statements are an integral part of this report.

90  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             STATEMENT OF OPERATIONS
                       For the period ended June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                                           EMERGING    AGGRESSIVE
                                                                            GROWTH      GROWTH
                                                                           PORTFOLIO   PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $   1,058    $     311
 Dividends .............................................................         738        1,076
 Foreign tax withheld ..................................................          (3)         (15)
                                                                           ---------    ---------
   Total investment income .............................................       1,793        1,372
                                                                           ---------    ---------
EXPENSES:
 Investment advisory fees ..............................................       2,602        1,519
 Printing and shareholder reports ......................................         136          104
 Custody fees ..........................................................          62           32
 Administrative service fees ...........................................          48           37
 Legal fees ............................................................          12            9
 Auditing and accounting fees ..........................................           5            3
 Directors fees ........................................................           2            2
 Registration fees .....................................................           1            1
 Other fees ............................................................          50           39
                                                                           ---------    ---------
   Total expenses ......................................................       2,918        1,746
 Less:
  Advisory fee waiver and expense reimbursement ........................           0            0
  Fees paid indirectly .................................................           0            1
                                                                           ---------    ---------
   Net expenses ........................................................       2,918        1,745
                                                                           ---------    ---------
 Net investment income (loss) ..........................................      (1,125)        (373)
                                                                           ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................      47,991       17,206
  Futures contracts ....................................................           0            0
  Foreign currency transactions ........................................           0            0
                                                                           ---------    ---------
   Total net realized gain (loss) ......................................      47,991       17,206
                                                                           ---------    ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................      85,870       77,067
  Futures contracts ....................................................           0            0
  Foreign currency transactions ........................................           0            0
                                                                           ---------    ---------
   Total change in unrealized appreciation (depreciation) ..............      85,870       77,067
                                                                           ---------    ---------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................     133,861       94,273
                                                                           ---------    ---------
   Net increase (decrease) in net assets resulting from operations .....   $ 132,736    $  93,900
                                                                           =========    =========

                                                                                       GROWTH &   TACTICAL ASSET
                                                                           BALANCED     INCOME      ALLOCATION
                                                                           PORTFOLIO   PORTFOLIO   PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $    749    $    495    $  4,447
 Dividends .............................................................        760       1,371       1,641
 Foreign tax withheld ..................................................         (5)         (3)         (7)
                                                                           --------    --------    --------
   Total investment income .............................................      1,504       1,863       6,081
                                                                           --------    --------    --------
EXPENSES:
 Investment advisory fees ..............................................        331         273       1,314
 Printing and shareholder reports ......................................         15          17          36
 Custody fees ..........................................................         18          13          32
 Administrative service fees ...........................................          5           6          13
 Legal fees ............................................................          1           1           3
 Auditing and accounting fees ..........................................          3           2           3
 Directors fees ........................................................          0           0           1
 Registration fees .....................................................          0           0           0
 Other fees ............................................................          0          10          10
                                                                           --------    --------    --------
   Total expenses ......................................................        373         322       1,412
 Less:
  Advisory fee waiver and expense reimbursement ........................          0           0           0
  Fees paid indirectly .................................................          0           0           0
                                                                           --------    --------    --------
   Net expenses ........................................................        373         322       1,412
                                                                           --------    --------    --------
 Net investment income (loss) ..........................................      1,131       1,541       4,669
                                                                           --------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................        458       1,453      12,372
  Futures contracts ....................................................          0           0           0
  Foreign currency transactions ........................................          0           0           0
                                                                           --------    --------    --------
   Total net realized gain (loss) ......................................        458       1,453      12,372
                                                                           --------    --------    --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................      1,729      (2,024)      4,944
  Futures contracts ....................................................          0           0           0
  Foreign currency transactions ........................................          0           0           0
                                                                           --------    --------    --------
   Total change in unrealized appreciation (depreciation) ..............      1,729      (2,024)      4,944
                                                                           --------    --------    --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................      2,187        (571)     17,316
                                                                           --------    --------    --------
   Net increase (decrease) in net assets resulting from operations .....   $  3,318    $    970    $ 21,985
                                                                           ========    ========    ========

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  91

                              WRL SERIES FUND, INC.
                             STATEMENT OF OPERATIONS
                       For the period ended June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                                           C.A.S.E.    GLOBAL
                                                                            GROWTH     SECTOR
                                                                           PORTFOLIO  PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $   188    $   140
 Dividends .............................................................       238         50
 Foreign tax withheld ..................................................         0         (4)
                                                                           -------    -------
   Total investment income .............................................       426        186
                                                                           -------    -------
EXPENSES:
 Investment advisory fees ..............................................       264         51
 Printing and shareholder reports ......................................        19          2
 Custody fees ..........................................................        24         24
 Administrative service fees ...........................................         7          1
 Legal fees ............................................................         2          0
 Auditing and accounting fees ..........................................         2          1
 Directors fees ........................................................         0          0
 Registration fees .....................................................         0          0
 Other fees ............................................................         8          4
                                                                           -------    -------
   Total expenses ......................................................       326         83
 Less:
  Advisory fee waiver and expense reimbursement ........................         0          0
  Fees paid indirectly .................................................         0          0
                                                                           -------    -------
   Net expenses ........................................................       326         83
                                                                           -------    -------
 Net investment income (loss) ..........................................       100        103
                                                                           -------    -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................     8,408        393
  Futures contracts ....................................................         0          0
  Foreign currency transactions ........................................         0         (1)
                                                                           -------    -------
   Total net realized gain (loss) ......................................     8,408        392
                                                                           -------    -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................    (5,868)       782
  Futures contracts ....................................................         0          0
  Foreign currency transactions ........................................         0          0
                                                                           -------    -------
   Total change in unrealized appreciation (depreciation) ..............    (5,868)       782
                                                                           -------    -------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................     2,540      1,174
                                                                           -------    -------
   Net increase (decrease) in net assets resulting from operations .....   $ 2,640    $ 1,277
                                                                           =======    =======



                                                                             VALUE   INTERNATIONAL
                                                                            EQUITY      EQUITY     U.S. EQUITY
                                                                           PORTFOLIO   PORTFOLIO   PORTFOLIO
INVESTMENT INCOME:
 Interest ..............................................................   $    478    $     37    $    121
 Dividends .............................................................      1,093         351         425
 Foreign tax withheld ..................................................         (6)        (43)         (4)
                                                                           --------    --------    --------
   Total investment income .............................................      1,565         345         542
                                                                           --------    --------    --------
EXPENSES:
 Investment advisory fees ..............................................        772         122         232
 Printing and shareholder reports ......................................         26           5           7
 Custody fees ..........................................................         18         109          66
 Administrative service fees ...........................................          9           2           3
 Legal fees ............................................................          2           0           1
 Auditing and accounting fees ..........................................          2           2           2
 Directors fees ........................................................          1           0           0
 Registration fees .....................................................          0           0           0
 Other fees ............................................................          6           2           4
                                                                           --------    --------    --------
   Total expenses ......................................................        836         242         315
 Less:
  Advisory fee waiver and expense reimbursement ........................          0          58           0
  Fees paid indirectly .................................................          0           0           1
                                                                           --------    --------    --------
   Net expenses ........................................................        836         184         314
                                                                           --------    --------    --------
 Net investment income (loss) ..........................................        729         161         228
                                                                           --------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................      3,411         471       2,140
  Futures contracts ....................................................          0           0         542
  Foreign currency transactions ........................................          0          49           0
                                                                           --------    --------    --------
   Total net realized gain (loss) ......................................      3,411         520       2,682
                                                                           --------    --------    --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................      6,097       2,882       4,577
  Futures contracts ....................................................          0           0          (2)
  Foreign currency transactions ........................................          0          42           0
                                                                           --------    --------    --------
   Total change in unrealized appreciation (depreciation) ..............      6,097       2,924       4,575
                                                                           --------    --------    --------
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................      9,508       3,444       7,257
                                                                           --------    --------    --------
   Net increase (decrease) in net assets resulting from operations .....   $ 10,237    $  3,605    $  7,485
                                                                           ========    ========    ========

   The notes to the financial statements are an integral part of this report.

92  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                             STATEMENT OF OPERATIONS
                       For the period ended June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                                          THIRD AVENUE  REAL ESTATE
                                                                             VALUE       SECURITIES
                                                                          PORTFOLIO (a) PORTFOLIO (b)
INVESTMENT INCOME:
 Interest ..............................................................     $ 102         $   1
 Dividends .............................................................        30            14
 Foreign tax withheld ..................................................        (2)            0
                                                                             -----         -----
   Total investment income .............................................       130            15
                                                                             -----         -----
EXPENSES:
 Investment advisory fees ..............................................        49             2
 Printing and shareholder reports ......................................         1             0
 Custody fees ..........................................................        15             4
 Administrative service fees ...........................................         0             0
 Legal fees ............................................................         0             0
 Auditing and accounting fees ..........................................         2             1
 Directors fees ........................................................         0             0
 Registration fees .....................................................         0             0
 Other fees ............................................................         1             0
                                                                             -----         -----
   Total expenses ......................................................        68             7
 Less:
  Advisory fee waiver and expense reimbursement ........................         7             5
  Fees paid indirectly .................................................         0             0
                                                                             -----         -----
   Net expenses ........................................................        61             2
                                                                             -----         -----
 Net investment income (loss) ..........................................        69            13
                                                                             -----         -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................................        (4)            0
  Futures contracts ....................................................         0             0
  Foreign currency transactions ........................................        (1)            0
                                                                             -----         -----
   Total net realized gain (loss) ......................................        (5)            0
                                                                             -----         -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................................      (988)          (39)
  Futures contracts ....................................................         0             0
  Foreign currency transactions ........................................         0             0
                                                                             -----         -----
   Total change in unrealized appreciation (depreciation) ..............      (988)          (39)
                                                                             -----         -----
 Net gain (loss) on investment securities, futures contracts and foreign
  currency transactions ................................................      (993)          (39)
                                                                             -----         -----
   Net increase (decrease) in net assets resulting from operations .....     $(924)        $ (26)
                                                                             =====         =====

-----------
(a) The inception date of this Portfolio was January 2, 1998.
(b) The inception date of this Portfolio was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  93

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                             MONEY MARKET                BOND
                                                              PORTFOLIO               PORTFOLIO
                                                    -------------------------- --------------------------
                                                      JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                                                       1998           1997        1998          1997
                                                    ----------    ------------ ----------  --------------
OPERATIONS:
 Net investment income (loss) ...................   $   3,482    $   6,679    $   3,817    $   5,746
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................           0            0        1,295         (343)
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................           0            0           88        3,049
                                                    ---------    ---------    ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...............................       3,482        6,679        5,200        8,452
                                                    ---------    ---------    ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................      (3,482)      (6,679)        (188)      (5,720)
 In excess of net investment income .............           0            0            0            0
 Net realized gains .............................           0            0            0            0
 In excess of net realized gains ................           0            0            0            0
                                                    ---------    ---------    ---------    ---------
  Total distributions ...........................      (3,482)      (6,679)        (188)      (5,720)
                                                    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     143,766      265,418       28,337       53,537
 Dividends and distributions reinvested .........       3,482        6,679          188        5,720
 Cost of shares redeemed ........................    (121,436)    (274,503)     (22,382)     (28,094)
                                                    ---------    ---------    ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...........................      25,812       (2,406)       6,143       31,163
                                                    ---------    ---------    ---------    ---------
 Net increase (decrease) in net assets ..........      25,812       (2,406)      11,155       33,895
NET ASSETS:
 Beginning of period ............................     119,708      122,114      129,654       95,759
                                                    ---------    ---------    ---------    ---------
 End of period ..................................   $ 145,520    $ 119,708    $ 140,809    $ 129,654
                                                    =========    =========    =========    =========
  Undistributed (distributions in excess of) net
   investment income ............................   $       0    $       0    $   3,817    $     188
                                                    =========    =========    =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......     119,708      122,114       11,637        8,943
                                                    ---------    ---------    ---------    ---------
 Shares issued ..................................     143,766      265,418        2,488        4,738
 Shares issued - reinvestment of dividends
  and distributions .............................       3,482        6,679           16          518
 Shares redeemed ................................    (121,436)    (274,503)      (1,971)      (2,562)
                                                    ---------    ---------    ---------    ---------
 Increase (decrease) in shares outstanding ......      25,812       (2,406)         533        2,694
                                                    ---------    ---------    ---------    ---------
 Shares outstanding - end of period .............     145,520      119,708       12,170       11,637
                                                    =========    =========    =========    =========

                                                              GROWTH
                                                             PORTFOLIO
                                                    ----------------------------
                                                      JUNE 30,      DECEMBER 31,
                                                        1998            1997
                                                    -----------    -------------
OPERATIONS:
 Net investment income (loss) ...................   $     2,318    $    13,661
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................        25,095        192,805
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................       627,963         61,839
                                                    -----------    -----------
 Net increase (decrease) in net assets resulting
  from operations ...............................       655,376        268,305
                                                    -----------    -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (1,582)       (12,508)
 In excess of net investment income .............             0              0
 Net realized gains .............................       (20,376)      (183,828)
 In excess of net realized gains ................             0              0
                                                    -----------    -----------
  Total distributions ...........................       (21,958)      (196,336)
                                                    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............       119,613        211,999
 Dividends and distributions reinvested .........        21,958        196,336
 Cost of shares redeemed ........................      (144,080)      (168,260)
                                                    -----------    -----------
  Increase (decrease) in net assets from capital
   share transactions ...........................        (2,509)       240,075
                                                    -----------    -----------
 Net increase (decrease) in net assets ..........       630,909        312,044
NET ASSETS:
 Beginning of period ............................     1,839,453      1,527,409
                                                    -----------    -----------
 End of period ..................................   $ 2,470,362    $ 1,839,453
                                                    ===========    ===========
  Undistributed (distributions in excess of) net
   investment income ............................   $     3,939    $     3,203
                                                    ===========    ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......        49,925         43,639
                                                    -----------    -----------
 Shares issued ..................................         2,697          5,508
 Shares issued - reinvestment of dividends
  and distributions .............................           490          5,203
 Shares redeemed ................................        (3,330)        (4,425)
                                                    -----------    -----------
 Increase (decrease) in shares outstanding ......          (143)         6,286
                                                    -----------    -----------
 Shares outstanding - end of period .............        49,782         49,925
                                                    ===========    ===========

   The notes to the financial statements are an integral part of this report.

94  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                              GLOBAL
                                                             PORTFOLIO
                                                    ----------------------------
                                                       JUNE 30,     DECEMBER 31,
                                                         1998           1997
                                                    -----------    -------------
OPERATIONS:
 Net investment income (loss) ...................   $     3,094    $     2,809
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................        38,569         82,081
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................       187,073         25,087
                                                    -----------    -----------
 Net increase (decrease) in net assets resulting
  from operations ...............................       228,736        109,977
                                                    -----------    -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (5,524)        (4,928)
 In excess of net investment income .............             0        (39,132)
 Net realized gains .............................             0        (49,141)
 In excess of net realized gains ................             0              0
                                                    -----------    -----------
  Total distributions ...........................        (5,524)       (93,201)
                                                    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............        78,172        203,595
 Dividends and distributions reinvested .........         5,524         93,201
 Cost of shares redeemed ........................       (43,683)       (62,426)
                                                    -----------    -----------
  Increase (decrease) in net assets from capital
   share transactions ...........................        40,013        234,370
                                                    -----------    -----------
 Net increase (decrease) in net assets ..........       263,225        251,146
NET ASSETS:
 Beginning of period ............................       785,966        534,820
                                                    -----------    -----------
 End of period ..................................   $ 1,049,191    $   785,966
                                                    ===========    ===========
  Undistributed (distributions in excess of) net
   investment income ............................   $     3,507    $     5,937
                                                    ===========    ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......        41,272         29,523
                                                    -----------    -----------
 Shares issued ..................................         3,478         10,065
 Shares issued - reinvestment of dividends
  and distributions .............................           243          4,695
 Shares redeemed ................................        (2,006)        (3,011)
                                                    -----------    -----------
 Increase (decrease) in shares outstanding ......         1,715         11,749
                                                    -----------    -----------
 Shares outstanding - end of period .............        42,987         41,272
                                                    ===========    ===========

                                                             STRATEGIC
                                                           TOTAL RETURN             EMERGING GROWTH
                                                             PORTFOLIO                 PORTFOLIO
                                                    -------------------------- --------------------------
                                                      JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                                                        1998         1997         1998          1997
                                                    ------------- ------------ ----------  --------------
OPERATIONS:
 Net investment income (loss) ...................   $   6,765    $  11,181    $  (1,125)   $  (1,350)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................       7,153       34,138       47,991       52,368
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................      21,565       44,737       85,870       46,598
                                                    ---------    ---------    ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...............................      35,483       90,056      132,736       97,616
                                                    ---------    ---------    ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................      (1,506)     (11,471)           0            0
 In excess of net investment income .............           0         (919)           0            0
 Net realized gains .............................      (3,932)     (31,748)      (1,201)     (54,441)
 In excess of net realized gains ................           0            0            0            0
                                                    ---------    ---------    ---------    ---------
  Total distributions ...........................      (5,438)     (44,138)      (1,201)     (54,441)
                                                    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      39,243       75,270       53,794      130,853
 Dividends and distributions reinvested .........       5,438       44,138        1,201       54,441
 Cost of shares redeemed ........................     (15,871)     (28,890)     (40,813)     (67,920)
                                                    ---------    ---------    ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...........................      28,810       90,518       14,182      117,374
                                                    ---------    ---------    ---------    ---------
 Net increase (decrease) in net assets ..........      58,855      136,436      145,717      160,549
NET ASSETS:
 Beginning of period ............................     526,577      390,141      592,003      431,454
                                                    ---------    ---------    ---------    ---------
 End of period ..................................   $ 585,432    $ 526,577    $ 737,720    $ 592,003
                                                    =========    =========    =========    =========
  Undistributed (distributions in excess of) net
   investment income ............................   $   6,534    $   1,275    $  (1,110)   $      15
                                                    =========    =========    =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      33,702       27,923       29,066       23,371
                                                    ---------    ---------    ---------    ---------
 Shares issued ..................................       2,416        4,860        2,365        6,410
 Shares issued - reinvestment of dividends
  and distributions .............................         340        2,768           53        2,639
 Shares redeemed ................................        (969)      (1,849)      (1,856)      (3,354)
                                                    ---------    ---------    ---------    ---------
 Increase (decrease) in shares outstanding ......       1,787        5,779          562        5,695
                                                    ---------    ---------    ---------    ---------
 Shares outstanding - end of period .............      35,489       33,702       29,628       29,066
                                                    =========    =========    =========    =========

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  95

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------


                                                        AGGRESSIVE GROWTH
                                                            PORTFOLIO
                                                    --------------------------
                                                      JUNE 30,    DECEMBER 31,
                                                        1998         1997
                                                    ------------ -------------
OPERATIONS:
 Net investment income (loss) ...................   $    (373)   $    (166)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................      17,206       36,183
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................      77,067       20,413
                                                    ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...............................      93,900       56,430
                                                    ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (133)           0
 In excess of net investment income .............      (1,049)      (8,640)
 Net realized gains .............................      (6,646)     (21,613)
 In excess of net realized gains ................           0            0
                                                    ---------    ---------
  Total distributions ...........................      (7,828)     (30,253)
                                                    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      48,594       97,484
 Dividends and distributions reinvested .........       7,828       30,253
 Cost of shares redeemed ........................     (25,125)     (38,300)
                                                    ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...........................      31,297       89,437
                                                    ---------    ---------
 Net increase (decrease) in net assets ..........     117,369      115,614
NET ASSETS:
 Beginning of period ............................     336,166      220,552
                                                    ---------    ---------
 End of period ..................................   $ 453,535    $ 336,166
                                                    =========    =========
  Undistributed (distributions in excess of) net
   investment income ............................   $  (1,049)   $     506
                                                    =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      20,952       15,556
                                                    ---------    ---------
 Shares issued ..................................       2,685        5,967
 Shares issued - reinvestment of dividends
  and distributions .............................         430        1,837
 Shares redeemed ................................      (1,437)      (2,408)
                                                    ---------    ---------
 Increase (decrease) in shares outstanding ......       1,678        5,396
                                                    ---------    ---------
 Shares outstanding - end of period .............      22,630       20,952
                                                    =========    =========

                                                            BALANCED              GROWTH & INCOME
                                                            PORTFOLIO               PORTFOLIO
                                                    ------------------------ ------------------------
                                                     JUNE 30,   DECEMBER 31,  JUNE 30,   DECEMBER 31,
                                                       1998        1997         1998        1997
                                                    ---------   ------------ --------   -------------
OPERATIONS:
 Net investment income (loss) ...................   $  1,131    $  1,918    $  1,541    $  1,747
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................        458       5,106       1,453       7,812
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................      1,729       2,540      (2,024)      1,006
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets resulting
  from operations ...............................      3,318       9,564         970      10,565
                                                    --------    --------    --------    --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................       (297)     (2,040)     (1,430)     (1,900)
 In excess of net investment income .............          0      (1,739)          0      (2,580)
 Net realized gains .............................          0      (3,594)       (285)     (3,981)
 In excess of net realized gains ................        (90)          0           0           0
                                                    --------    --------    --------    --------
  Total distributions ...........................       (387)     (7,373)     (1,715)     (8,461)
                                                    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     16,660      20,555      30,357      20,687
 Dividends and distributions reinvested .........        387       7,373       1,715       8,461
 Cost of shares redeemed ........................     (4,875)     (5,999)    (10,811)     (8,875)
                                                    --------    --------    --------    --------
  Increase (decrease) in net assets from capital
   share transactions ...........................     12,172      21,929      21,261      20,273
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets ..........     15,103      24,120      20,516      22,377
NET ASSETS:
 Beginning of period ............................     73,451      49,331      60,492      38,115
                                                    --------    --------    --------    --------
 End of period ..................................   $ 88,554    $ 73,451    $ 81,008    $ 60,492
                                                    ========    ========    ========    ========
  Undistributed (distributions in excess of) net
   investment income ............................   $  1,431    $    597    $  1,665    $  1,554
                                                    ========    ========    ========    ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      6,116       4,329       4,817       3,240
                                                    --------    --------    --------    --------
 Shares issued ..................................      1,348       1,673       2,414       1,630
 Shares issued - reinvestment of dividends
  and distributions .............................         32         603         141         665
 Shares redeemed ................................       (386)       (489)       (858)       (718)
                                                    --------    --------    --------    --------
 Increase (decrease) in shares outstanding ......        994       1,787       1,697       1,577
                                                    --------    --------    --------    --------
 Shares outstanding - end of period .............      7,110       6,116       6,514       4,817
                                                    ========    ========    ========    ========

   The notes to the financial statements are an integral part of this report.

96  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                    TACTICAL ASSET ALLOCATION
                                                           PORTFOLIO
                                                   --------------------------
                                                     JUNE 30,    DECEMBER 31,
                                                      1998          1997
                                                   ----------    ------------
OPERATIONS:
 Net investment income (loss) ...................   $   4,669    $   6,864
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................      12,372       21,974
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................       4,944       10,442
                                                    ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...............................      21,985       39,280
                                                    ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (769)      (7,098)
 In excess of net investment income .............           0       (3,952)
 Net realized gains .............................      (7,339)     (11,378)
 In excess of net realized gains ................           0            0
                                                    ---------    ---------
  Total distributions ...........................      (8,108)     (22,428)
                                                    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      39,400       80,867
 Dividends and distributions reinvested .........       8,108       22,428
 Cost of shares redeemed ........................     (13,206)     (23,574)
                                                    ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...........................      34,302       79,721
                                                    ---------    ---------
 Net increase (decrease) in net assets ..........      48,179       96,573
NET ASSETS:
 Beginning of period ............................     302,745      206,172
                                                    ---------    ---------
 End of period ..................................   $ 350,924    $ 302,745
                                                    =========    =========
  Undistributed (distributions in excess of) net
   investment income ............................   $   4,748    $     848
                                                    =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      22,239       16,349
                                                    ---------    ---------
 Shares issued ..................................       2,751        5,989
 Shares issued - reinvestment of dividends
  and distributions .............................         583        1,631
 Shares redeemed ................................        (924)      (1,730)
                                                    ---------    ---------
 Increase (decrease) in shares outstanding ......       2,410        5,890
                                                    ---------    ---------
 Shares outstanding - end of period .............      24,649       22,239
                                                    =========    =========

                                                         C.A.S.E. GROWTH          GLOBAL SECTOR
                                                            PORTFOLIO               PORTFOLIO
                                                    ------------------------ ------------------------
                                                     JUNE 30,   DECEMBER 31,  JUNE 30,   DECEMBER 31,
                                                       1998        1997        1998        1997
                                                    ---------   ------------ ---------  -------------
OPERATIONS:
 Net investment income (loss) ...................   $    100    $    103    $    103    $    135
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................      8,408       6,966         392         480
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................     (5,868)     (2,149)        782        (372)
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets resulting
  from operations ...............................      2,640       4,920       1,277         243
                                                    --------    --------    --------    --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................     (1,677)       (115)        (53)       (148)
 In excess of net investment income .............          0      (4,867)          0        (442)
 Net realized gains .............................       (412)       (438)          0         (50)
 In excess of net realized gains ................          0           0           0           0
                                                    --------    --------    --------    --------
  Total distributions ...........................     (2,089)     (5,420)        (53)       (640)
                                                    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     12,670      42,917       1,613      10,666
 Dividends and distributions reinvested .........      2,089       5,420          53         640
 Cost of shares redeemed ........................     (7,832)    (13,801)     (2,030)     (5,174)
                                                    --------    --------    --------    --------
  Increase (decrease) in net assets from capital
   share transactions ...........................      6,927      34,536        (364)      6,132
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets ..........      7,478      34,036         860       5,735
NET ASSETS:
 Beginning of period ............................     60,596      26,560      12,721       6,986
                                                    --------    --------    --------    --------
 End of period ..................................   $ 68,074    $ 60,596    $ 13,581    $ 12,721
                                                    ========    ========    ========    ========
  Undistributed (distributions in excess of) net
   investment income ............................   $    100    $  1,677    $     66    $     16
                                                    ========    ========    ========    ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      4,325       1,979       1,227         662
                                                    --------    --------    --------    --------
 Shares issued ..................................        860       2,855         145         952
 Shares issued - reinvestment of dividends
  and distributions .............................        154         390           5          61
 Shares redeemed ................................       (532)       (899)       (185)       (448)
                                                    --------    --------    --------    --------
 Increase (decrease) in shares outstanding ......        482       2,346         (35)        565
                                                    --------    --------    --------    --------
 Shares outstanding - end of period .............      4,807       4,325       1,192       1,227
                                                    ========    ========    ========    ========

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  97

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                          VALUE EQUITY
                                                           PORTFOLIO
                                                    -------------------------
                                                     JUNE 30,    DECEMBER 31,
                                                      1998         1997
                                                    ---------    ------------
OPERATIONS:
 Net investment income (loss) ...................   $     729    $   1,004
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................       3,411        1,710
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................       6,097       19,277
                                                    ---------    ---------
 Net increase (decrease) in net assets resulting
  from operations ...............................      10,237       21,991
                                                    ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (104)      (1,036)
 In excess of net investment income .............           0         (869)
 Net realized gains .............................        (446)        (296)
 In excess of net realized gains ................           0            0
                                                    ---------    ---------
  Total distributions ...........................        (550)      (2,201)
                                                    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      35,119      116,169
 Dividends and distributions reinvested .........         550        2,201
 Cost of shares redeemed ........................     (13,294)     (14,119)
                                                    ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions ...........................      22,375      104,251
                                                    ---------    ---------
 Net increase (decrease) in net assets ..........      32,062      124,041
NET ASSETS:
 Beginning of period ............................     173,435       49,394
                                                    ---------    ---------
 End of period ..................................   $ 205,497    $ 173,435
                                                    =========    =========
  Undistributed (distributions in excess of) net
   investment income ............................   $     729    $     104
                                                    =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      12,473        4,384
                                                    ---------    ---------
 Shares issued ..................................       2,385        9,039
 Shares issued - reinvestment of dividends
  and distributions .............................          39          160
 Shares redeemed ................................        (939)      (1,110)
                                                    ---------    ---------
 Increase (decrease) in shares outstanding ......       1,485        8,089
                                                    ---------    ---------
 Shares outstanding - end of period .............      13,958       12,473
                                                    =========    =========

                                                          INTERNATIONAL
                                                             EQUITY                U.S. EQUITY
                                                            PORTFOLIO              PORTFOLIO
                                                    ------------------------ -----------------------
                                                     JUNE 30,   DECEMBER 31,  JUNE 30,  DECEMBER 31,
                                                      1998        1997 (a)     1998       1997 (a)
                                                    ---------   ------------ ---------  ------------
OPERATIONS:
 Net investment income (loss) ...................   $    161    $     20    $    228    $    129
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................        520        (346)      2,682       1,894
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................      2,924         169       4,575       1,123
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets resulting
  from operations ...............................      3,605        (157)      7,485       3,146
                                                    --------    --------    --------    --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (23)        (20)       (534)       (129)
 In excess of net investment income .............          0         (65)          0      (1,301)
 Net realized gains .............................          0           0         (88)       (133)
 In excess of net realized gains ................          0           0           0           0
                                                    --------    --------    --------    --------
  Total distributions ...........................        (23)        (85)       (622)     (1,563)
                                                    --------    --------    --------    --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     13,059      25,394      34,970      54,442
 Dividends and distributions reinvested .........         23          85         622       1,563
 Cost of shares redeemed ........................     (3,793)     (5,442)    (15,507)    (14,637)
                                                    --------    --------    --------    --------
  Increase (decrease) in net assets from capital
   share transactions ...........................      9,289      20,037      20,085      41,368
                                                    --------    --------    --------    --------
 Net increase (decrease) in net assets ..........     12,871      19,795      26,948      42,951
NET ASSETS:
 Beginning of period ............................     19,795           0      42,951           0
                                                    --------    --------    --------    --------
 End of period ..................................   $ 32,666    $ 19,795    $ 69,899    $ 42,951
                                                    ========    ========    ========    ========
  Undistributed (distributions in excess of) net
   investment income ............................   $    149    $     11    $    226    $    532
                                                    ========    ========    ========    ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......      1,850           0       3,511           0
                                                    --------    --------    --------    --------
 Shares issued ..................................      1,056       2,346       2,640       4,640
 Shares issued - reinvestment of dividends
  and distributions .............................          2           8          47         127
 Shares redeemed ................................       (315)       (504)     (1,152)     (1,256)
                                                    --------    --------    --------    --------
 Increase (decrease) in shares outstanding ......        743       1,850       1,535       3,511
                                                    --------    --------    --------    --------
 Shares outstanding - end of period .............      2,593       1,850       5,046       3,511
                                                    ========    ========    ========    ========

-----------
(a) The inception date of this Portfolio was January 2, 1997.

   The notes to the financial statements are an integral part of this report.

98  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                              For the period ended
                            All amounts in thousands
                                   (unaudited)
                       ----------------------------------

                                                    THIRD AVENUE  REAL ESTATE
                                                        VALUE     SECURITIES
                                                      PORTFOLIO   PORTFOLIO
                                                    ------------ ------------
                                                      JUNE 30,    JUNE 30,
                                                      1998 (a)    1998 (b)
                                                    ----------   ------------
OPERATIONS:
 Net investment income (loss) ...................   $     69     $     13
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................         (5)           0
 Change in unrealized appreciation (depreciation)
  on investment securities, futures contracts and
  foreign currency transactions .................       (988)         (39)
                                                    --------     --------
 Net increase (decrease) in net assets resulting
  from operations ...............................       (924)         (26)
                                                    --------     --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................          0            0
 In excess of net investment income .............          0            0
 Net realized gains .............................          0            0
 In excess of net realized gains ................          0            0
                                                    --------     --------
  Total distributions ...........................          0            0
                                                    --------     --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     18,947        1,758
 Dividends and distributions reinvested .........          0            0
 Cost of shares redeemed ........................     (2,507)        (171)
                                                    --------     --------
  Increase (decrease) in net assets from capital
   share transactions ...........................     16,440        1,587
                                                    --------     --------
 Net increase (decrease) in net assets ..........     15,516        1,561
NET ASSETS:
 Beginning of period ............................          0            0
                                                    --------     --------
 End of period ..................................   $ 15,516     $  1,561
                                                    ========     ========
  Undistributed (distributions in excess of) net
   investment income ............................   $     69     $     13
                                                    ========     ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period .......          0            0
                                                    --------     --------
 Shares issued ..................................      1,869          178
 Shares issued - reinvestment of dividends
  and distributions .............................          0            0
 Shares redeemed ................................       (251)         (18)
                                                    --------     --------
 Increase (decrease) in shares outstanding ......      1,618          160
                                                    --------     --------
 Shares outstanding - end of period .............      1,618          160
                                                    ========     ========

----------
(a) The inception date of this Portfolio was January 2, 1998.
(b) The inception date of this Portfolio was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                                1 9 9 8  S e m i - A n n u a l  R e p o r t  99

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                      MONEY MARKET PORTFOLIO
                                                                    --------------------------
                                                                      JUNE 30,    DECEMBER 31,
                                                                    ----------    ------------
                                                                       1998          1997
                                                                    ----------    ----------
Net asset value, beginning of period ............................   $    1.00     $    1.00
 Income from operations:
  Net investment income (loss) ..................................        0.03          0.05
  Net realized and unrealized gain (loss) on investments ........        0.00          0.00
                                                                    ---------     ---------
   Net income (loss) from operations ............................        0.03          0.05
                                                                    ---------     ---------
 Distributions:
  Dividends from net investment income ..........................       (0.03)        (0.05)
  Dividends in excess of net investment income ..................        0.00          0.00
  Distributions from net realized gains on investments ..........        0.00          0.00
  Distributions in excess of net realized gains on investments ..        0.00          0.00
                                                                    ---------     ---------
   Total distributions ..........................................       (0.03)        (0.05)
                                                                    ---------     ---------
Net asset value, end of period ..................................   $    1.00     $    1.00
                                                                    =========     =========
Total return (a) ................................................        2.57%         5.24%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ....................   $ 145,520     $ 119,708
  Ratio of expenses to average net assets (b) ...................        0.47%         0.48%
  Ratio of net investment income (loss) to average net assets (b)        5.33%         5.32%
  Average commission rate paid per share (a) ....................        N/A           N/A
  Portfolio turnover rate (a) ...................................        N/A           N/A


                                                                                  MONEY MARKET PORTFOLIO
                                                                    ---------------------------------------------------
                                                                                        DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                       1996          1995          1994          1993
                                                                    ---------     ---------     ---------     ---------
Net asset value, beginning of period ............................   $    1.00     $    1.00     $    1.00     $    1.00
 Income from operations:
  Net investment income (loss) ..................................        0.05          0.05          0.04          0.02
  Net realized and unrealized gain (loss) on investments ........        0.00          0.00          0.00          0.00
                                                                    ---------     ---------     ---------     ---------
   Net income (loss) from operations ............................        0.05          0.05          0.04          0.02
                                                                    ---------     ---------     ---------     ---------
 Distributions:
  Dividends from net investment income ..........................       (0.05)        (0.05)        (0.04)        (0.02)
  Dividends in excess of net investment income ..................        0.00          0.00          0.00          0.00
  Distributions from net realized gains on investments ..........        0.00          0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ..        0.00          0.00          0.00          0.00
                                                                    ---------     ---------     ---------     ---------
   Total distributions ..........................................       (0.05)        (0.05)        (0.04)        (0.02)
                                                                    ---------     ---------     ---------     ---------
Net asset value, end of period ..................................   $    1.00     $    1.00     $    1.00     $    1.00
                                                                    =========     =========     =========     =========
Total return (a) ................................................       5.03%          5.40%         3.44%         2.45%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ....................   $ 122,114     $  80,544     $  93,081     $  45,782
  Ratio of expenses to average net assets (b) ...................        0.52%         0.56%         0.60%         0.66%
  Ratio of net investment income (loss) to average net assets (b)        5.03%         5.30%         3.59%         2.41%
  Average commission rate paid per share (a) ....................        N/A           N/A           N/A           N/A
  Portfolio turnover rate (a) ...................................        N/A           N/A           N/A           N/A


                                                                          BOND PORTFOLIO
                                                                    --------------------------
                                                                     JUNE 30,     DECEMBER 31,
                                                                    ---------     ------------
                                                                        1998         1997
                                                                    ---------     ---------
Net asset value, beginning of period ............................   $   11.14     $   10.71
 Income from operations:
  Net investment income (loss) ..................................        0.32          0.65
  Net realized and unrealized gain (loss) on investments ........        0.13          0.32
                                                                    ---------     ---------
   Net income (loss) from operations ............................        0.45          0.97
                                                                    ---------     ---------
 Distributions:
  Dividends from net investment income ..........................       (0.02)        (0.54)
  Dividends in excess of net investment income ..................        0.00          0.00
  Distributions from net realized gains on investments ..........        0.00          0.00
  Distributions in excess of net realized gains on investments ..        0.00          0.00
                                                                    ---------     ---------
   Total distributions ..........................................       (0.02)        (0.54)
                                                                    ---------     ---------
Net asset value, end of period ..................................   $   11.57     $   11.14
                                                                    =========     =========
Total return (a) ................................................        3.99%         9.16%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ....................   $ 140,809     $ 129,654
  Ratio of expenses to average net assets (b) ...................        0.55%         0.64%
  Ratio of net investment income (loss) to average net assets (b)        5.67%         5.90%
  Average commission rate paid per share (a) ....................        N/A           N/A
  Portfolio turnover rate (a) ...................................       35.96%       213.03%



                                                                                        BOND PORTFOLIO
                                                                       ------------------------------------------------
                                                                                         DECEMBER 31,
                                                                       ------------------------------------------------
                                                                           1996        1995        1994         1993
                                                                       ----------- ----------- ------------ -----------
Net asset value, beginning of period .................................  $  11.35    $   9.80     $ 11.24     $  11.18
 Income from operations:
  Net investment income (loss) .......................................      0.64        0.69        0.63         0.72
  Net realized and unrealized gain (loss) on investments .............     (0.64)       1.55       (1.44)        0.95
                                                                        --------    --------     -------     --------
   Net income (loss) from operations .................................      0.00        2.24       (0.81)        1.67
                                                                        --------    --------     -------     --------
 Distributions:
  Dividends from net investment income ...............................     (0.64)      (0.69)      (0.63)       (0.72)
  Dividends in excess of net investment income .......................      0.00        0.00        0.00         0.00
  Distributions from net realized gains on investments ...............      0.00        0.00        0.00        (0.89)
  Distributions in excess of net realized gains on investments .......      0.00        0.00        0.00         0.00
                                                                        --------    --------     -------     --------
   Total distributions ...............................................     (0.64)      (0.69)      (0.63)       (1.61)
                                                                        --------    --------     -------     --------
Net asset value, end of period .......................................  $  10.71    $  11.35     $  9.80     $  11.24
                                                                        ========    ========     =======     ========
Total return (a) .....................................................      0.14%      22.99%      (6.94%)      13.38%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................  $ 95,759    $ 96,972     $71,064     $ 90,715
  Ratio of expenses to average net assets (b) ........................      0.64%       0.61%       0.59%        0.64%
  Ratio of net investment income (loss) to average net assets (b).....      5.96%       6.45%       5.94%        5.94%
  Average commission rate paid per share (a) .........................      N/A         N/A         N/A          N/A
  Portfolio turnover rate (a) ........................................    187.72%     120.54%     131.73%      149.02%

   The notes to the financial statements are an integral part of this report.

100  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                              GROWTH PORTFOLIO
                                                                       -------------------------------
                                                                           JUNE 30,     DECEMBER 31,
                                                                       --------------- ---------------
                                                                             1998            1997
                                                                       --------------- ---------------
Net asset value, beginning of period .................................   $     36.84      $    35.00
 Income from operations:
  Net investment income (loss) .......................................          0.05            0.31
  Net realized and unrealized gain (loss) on investments .............         13.18            5.88
                                                                         -----------     -----------
   Net income (loss) from operations .................................         13.23            6.19
                                                                         -----------     -----------
 Distributions:
  Dividends from net investment income ...............................         (0.03)          (0.26)
  Dividends in excess of net investment income .......................          0.00            0.00
  Distributions from net realized gains on investments ...............         (0.42)          (4.09)
  Distributions in excess of net realized gains on investments .......          0.00            0.00
                                                                         -----------     -----------
   Total distributions ...............................................         (0.45)          (4.35)
                                                                         -----------     -----------
Net asset value, end of period .......................................   $     49.62     $     36.84
                                                                         ===========     ===========
Total return (a) .....................................................         36.03%          17.54%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 2,470,362     $ 1,839,453
  Ratio of expenses to average net assets (b) ........................          0.83%           0.87%
  Ratio of net investment income (loss) to average net assets (b).....          0.22%           0.80%
  Average commission rate paid per share (a) .........................   $    0.0234     $    0.0463
  Portfolio turnover rate (a) ........................................         10.21%          85.88%



                                                                                            GROWTH PORTFOLIO
                                                                       ----------------------------------------------------------
                                                                                              DECEMBER 31,
                                                                       ----------------------------------------------------------
                                                                             1996            1995          1994          1993
                                                                       --------------- --------------- ------------ -------------
Net asset value, beginning of period .................................   $     31.66     $     23.81     $ 26.25      $   25.83
 Income from operations:
  Net investment income (loss) .......................................          0.34            0.26        0.22           0.28
  Net realized and unrealized gain (loss) on investments .............          5.35           10.97       (2.41)          0.79
                                                                         -----------     -----------     -------      ---------
   Net income (loss) from operations .................................          5.69           11.23       (2.19)          1.07
                                                                         -----------     -----------     -------      ---------
 Distributions:
  Dividends from net investment income ...............................         (0.35)          (0.24)      (0.22)         (0.28)
  Dividends in excess of net investment income .......................         (0.01)           0.00        0.00           0.00
  Distributions from net realized gains on investments ...............         (1.99)          (3.14)       0.00          (0.37)
  Distributions in excess of net realized gains on investments .......          0.00            0.00       (0.03)          0.00
                                                                         -----------     -----------     -------      ---------
   Total distributions ...............................................         (2.35)          (3.38)      (0.25)         (0.65)
                                                                         -----------     -----------     -------      ---------
Net asset value, end of period .......................................   $     35.00     $     31.66     $ 23.81      $   26.25
                                                                         ===========     ===========     =======      =========
Total return (a) .....................................................         17.96%          47.12%      (8.31%)         3.97%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 1,527,409     $ 1,195,174     $814,383     $ 934,810
  Ratio of expenses to average net assets (b) ........................          0.88%           0.86%       0.84%          0.87%
  Ratio of net investment income (loss) to average net assets (b).....          0.98%           0.90%       0.88%          1.07%
  Average commission rate paid per share (a) .........................   $    0.0493            N/A         N/A            N/A
  Portfolio turnover rate (a) ........................................         45.21%         130.48%     107.33%         77.91%

                                                                              GLOBAL PORTFOLIO
                                                                       -------------------------------
                                                                           JUNE 30,     DECEMBER 31,
                                                                       --------------- ---------------
                                                                             1998            1997
                                                                       --------------- ---------------
Net asset value, beginning of period .................................   $    19.04      $     18.12
 Income from operations:
  Net investment income (loss) .......................................          0.07            0.08
  Net realized and unrealized gain (loss) on investments .............          5.43            3.32
                                                                         -----------     -----------
   Net income (loss) from operations .................................          5.50            3.40
                                                                         -----------     -----------
 Distributions:
  Dividends from net investment income ...............................         (0.13)          (0.13)
  Dividends in excess of net investment income .......................          0.00           (1.01)
  Distributions from net realized gains on investments ...............          0.00           (1.34)
  Distributions in excess of net realized gains on investments .......          0.00            0.00
                                                                         -----------     -----------
   Total distributions ...............................................         (0.13)          (2.48)
                                                                         -----------     -----------
Net asset value, end of period .......................................   $     24.41     $     19.04
                                                                         ===========     ===========
Total return (a) .....................................................         28.90%          18.75%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 1,049,191     $   785,966
  Ratio of expenses to average net assets (b) ........................          0.94%           1.00%
  Ratio of net investment income (loss) to average net assets (b).....          0.67%           0.41%
  Average commission rate paid per share (a) .........................   $    0.0059     $    0.0123
  Portfolio turnover rate (a) ........................................         33.88%          97.54%

                                                                                           GLOBAL PORTFOLIO
                                                                       ---------------------------------------------------------
                                                                                             DECEMBER 31,
                                                                       ---------------------------------------------------------
                                                                             1996           1995          1994          1993
                                                                       --------------- -------------- ------------ -------------
Net asset value, beginning of period .................................     $   15.52      $   13.12     $  13.62      $  10.16
 Income from operations:
  Net investment income (loss) .......................................          0.08           0.10         0.10          0.04
  Net realized and unrealized gain (loss) on investments .............          4.20           2.91         0.10          3.72
                                                                           ---------      ---------     --------      --------
   Net income (loss) from operations .................................          4.28           3.01         0.20          3.76
                                                                           ---------      ---------     --------      --------
 Distributions:
  Dividends from net investment income ...............................         (0.04)          0.00        (0.10)        (0.04)
  Dividends in excess of net investment income .......................         (0.17)          0.00        (0.01)         0.00
  Distributions from net realized gains on investments ...............         (1.47)         (0.61)       (0.56)        (0.26)
  Distributions in excess of net realized gains on investments .......          0.00           0.00        (0.03)         0.00
                                                                           ---------      ---------     --------      --------
   Total distributions ...............................................         (1.68)         (0.61)       (0.70)        (0.30)
                                                                           ---------      ---------     --------      --------
Net asset value, end of period .......................................     $   18.12      $   15.52     $  13.12      $  13.62
                                                                           =========      =========     ========      ========
Total return (a) .....................................................         27.74%         23.06%        0.25%        35.05%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................     $ 534,820      $ 289,506     $261,778      $ 99,094
  Ratio of expenses to average net assets (b) ........................          0.99%          0.99%        1.01%         1.09%
  Ratio of net investment income (loss) to average net assets (b).....          0.46%          0.75%        0.73%         0.30%
  Average commission rate paid per share (a) .........................     $  0.0154           N/A           N/A           N/A
  Portfolio turnover rate (a) ........................................         88.31%        130.60%      192.06%        79.93%

   The notes to the financial statements are an integral part of this report.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  101

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                         STRATEGIC TOTAL RETURN
                                                                                PORTFOLIO
                                                                       ---------------------------
                                                                          JUNE 30,   DECEMBER 31,
                                                                       ------------- -------------
                                                                            1998          1997
                                                                       ------------- -------------
Net asset value, beginning of period .................................   $   15.62     $   13.97
 Income from operations:
  Net investment income (loss) .......................................        0.20          0.37
  Net realized and unrealized gain (loss) on investments .............        0.83          2.68
                                                                         ---------     ---------
   Net income (loss) from operations .................................        1.03          3.05
                                                                         ---------     ---------
 Distributions:
  Dividends from net investment income ...............................       (0.04)        (0.35)
  Dividends in excess of net investment income .......................        0.00         (0.03)
  Distributions from net realized gains on investments ...............       (0.11)        (1.02)
  Distributions in excess of net realized gains on investments .......        0.00          0.00
                                                                         ---------     ---------
   Total distributions ...............................................       (0.15)        (1.40)
                                                                         ---------     ---------
Net asset value, end of period .......................................   $   16.50     $   15.62
                                                                         =========     =========
Total return (a) .....................................................        6.60%        21.85%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 585,432     $ 526,577
  Ratio of expenses to average net assets (b) ........................        0.86%         0.88%
  Ratio of net investment income (loss) to average net assets (b).....        2.40%         2.43%
  Average commission rate paid per share (a) .........................   $  0.0593     $  0.0596
  Portfolio turnover rate (a) ........................................       16.21%        48.20%

                                                                                  STRATEGIC TOTAL RETURN PORTFOLIO
                                                                       ------------------------------------------------------
                                                                                            DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                            1996          1995          1994        1993 (c)
                                                                       ------------- ------------- -------------- -----------
Net asset value, beginning of period .................................   $   12.86     $   10.90      $  11.23      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        0.37          0.37          0.31         0.19
  Net realized and unrealized gain (loss) on investments .............        1.56          2.33         (0.33)        1.33
                                                                         ---------     ---------      --------      -------
   Net income (loss) from operations .................................        1.93          2.70         (0.02)        1.52
                                                                         ---------     ---------      --------      -------
 Distributions:
  Dividends from net investment income ...............................       (0.32)        (0.37)        (0.31)       (0.19)
  Dividends in excess of net investment income .......................        0.00          0.00          0.00         0.00
  Distributions from net realized gains on investments ...............       (0.50)        (0.37)         0.00        (0.10)
  Distributions in excess of net realized gains on investments .......        0.00          0.00          0.00         0.00
                                                                         ---------     ---------      --------      -------
   Total distributions ...............................................       (0.82)        (0.74)        (0.31)       (0.29)
                                                                         ---------     ---------      --------      -------
Net asset value, end of period .......................................   $   13.97     $   12.86      $  10.90      $ 11.23
                                                                         =========     =========      ========      =======
Total return (a) .....................................................       15.00%        24.66%        (0.53%)      13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 390,141     $ 256,806      $ 183,867     $90,560
  Ratio of expenses to average net assets (b) ........................        0.91%         0.87%         0.89%        1.00%
  Ratio of net investment income (loss) to average net assets (b).....        2.72%         3.07%         2.78%        1.70%
  Average commission rate paid per share (a) .........................   $  0.0582          N/A           N/A          N/A
  Portfolio turnover rate (a) ........................................       49.32%        52.59%        53.50%       27.41%


                                                                        EMERGING GROWTH PORTFOLIO
                                                                       ---------------------------
                                                                          JUNE 30,   DECEMBER 31,
                                                                       ------------- -------------
                                                                            1998          1997
                                                                       ------------- -------------
Net asset value, beginning of period .................................   $ 20.37       $  18.46
 Income from operations:
  Net investment income (loss) .......................................      (0.04)        (0.05)
  Net realized and unrealized gain (loss) on investments .............       4.61          4.03
                                                                         ---------     ---------
   Net income (loss) from operations .................................       4.57          3.98
                                                                         ---------     ---------
 Distributions:
  Dividends from net investment income ...............................       0.00          0.00
  Dividends in excess of net investment income .......................       0.00          0.00
  Distributions from net realized gains on investments ...............      (0.04)        (2.07)
  Distributions in excess of net realized gains on investments .......       0.00          0.00
                                                                         ---------     ---------
   Total distributions ...............................................      (0.04)        (2.07)
                                                                         ---------     ---------
Net asset value, end of period .......................................   $  24.90      $  20.37
                                                                         =========     =========
Total return (a) .....................................................      22.48%        21.45%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 737,720     $ 592,003
  Ratio of expenses to average net assets (b) ........................       0.88%         0.93%
  Ratio of net investment income (loss) to average net assets (b).....      (0.34%)       (0.27%)
  Average commission rate paid per share (a) .........................   $ 0.0586      $ 0.0582
  Portfolio turnover rate (a) ........................................      47.96%        99.78%

                                                                                      EMERGING GROWTH PORTFOLIO
                                                                       -------------------------------------------------------
                                                                                            DECEMBER 31,
                                                                       -------------------------------------------------------
                                                                            1996         1995          1994         1993 (c)
                                                                       ------------- ------------ -------------- -------------
Net asset value, beginning of period .................................   $  16.25      $  11.55      $  12.47      $  10.00
 Income from operations:
  Net investment income (loss) .......................................      (0.04)         0.01          0.01         (0.04)
  Net realized and unrealized gain (loss) on investments .............       3.10          5.42         (0.92)         2.51
                                                                         ---------     --------      --------      --------
   Net income (loss) from operations .................................       3.06          5.43         (0.91)         2.47
                                                                         ---------     --------      --------      --------
 Distributions:
  Dividends from net investment income ...............................       0.00          0.00         (0.01)         0.00
  Dividends in excess of net investment income .......................       0.00          0.00          0.00          0.00
  Distributions from net realized gains on investments ...............      (0.85)        (0.73)         0.00          0.00
  Distributions in excess of net realized gains on investments .......       0.00          0.00          0.00          0.00
                                                                         ---------     --------      --------      --------
   Total distributions ...............................................      (0.85)        (0.73)        (0.01)         0.00
                                                                         ---------     --------      --------      --------
Net asset value, end of period .......................................   $  18.46      $  16.25      $  11.55      $  12.47
                                                                         =========     ========      ========      ========
Total return (a) .....................................................      18.88%        46.79%        (7.36%)       24.71%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 431,454     $288,519      $ 182,650     $ 102,472
  Ratio of expenses to average net assets (b) ........................       0.94%         0.91%         0.92%         1.00%
  Ratio of net investment income (loss) to average net assets (b).....      (0.24%)        0.03%         0.06%        (0.30%)
  Average commission rate paid per share (a) .........................   $ 0.0565          N/A           N/A           N/A
  Portfolio turnover rate (a) ........................................      80.02%       124.13%        72.62%        12.79%

   The notes to the financial statements are an integral part of this report.

102  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                       AGGRESSIVE GROWTH PORTFOLIO
                                                                       ---------------------------
                                                                          JUNE 30,   DECEMBER 31,
                                                                       ------------- ------------
                                                                            1998         1997
                                                                       ------------- ------------
Net asset value, beginning of period .................................   $  16.04      $ 14.18
 Income from operations:
  Net investment income (loss) .......................................      (0.02)       (0.01)
  Net realized and unrealized gain (loss) on investments .............       4.38         3.44
                                                                         ---------     --------
   Net income (loss) from operations .................................       4.36         3.43
                                                                         ---------     --------
 Distributions:
  Dividends from net investment income ...............................      (0.01)        0.00
  Dividends in excess of net investment income .......................      (0.04)       (0.42)
  Distributions from net realized gains on investments ...............      (0.31)       (1.15)
  Distributions in excess of net realized gains on investments .......       0.00         0.00
                                                                         ---------     --------
   Total distributions ...............................................      (0.36)       (1.57)
                                                                         ---------     --------
Net asset value, end of period .......................................   $  20.04      $ 16.04
                                                                         =========     ========
Total return (a) .....................................................      27.38%       24.25%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 453,536     $336,166
  Ratio of expenses to average net assets (b) ........................       0.91%        0.96%
  Ratio of net investment income (loss) to average net assets (b).....      (0.19%)      (0.06%)
  Average commission rate paid per share (a) .........................   $ 0.0704      $0.0710
  Portfolio turnover rate (a) ........................................      55.20%      136.18%

                                                                            AGGRESSIVE GROWTH PORTFOLIO
                                                                       --------------------------------------
                                                                                    DECEMBER 31,
                                                                       --------------------------------------
                                                                           1996         1995       1994 (d)
                                                                       ------------ ------------ ------------
Net asset value, beginning of period .................................   $ 13.25      $  9.86      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................     (0.01)       (0.06)        0.02
  Net realized and unrealized gain (loss) on investments .............      1.38         3.96        (0.14)
                                                                         --------     -------      -------
   Net income (loss) from operations .................................      1.37         3.90        (0.12)
                                                                         --------     -------      -------
 Distributions:
  Dividends from net investment income ...............................      0.00         0.00        (0.02)
  Dividends in excess of net investment income .......................     (0.19)        0.00         0.00
  Distributions from net realized gains on investments ...............     (0.25)       (0.51)        0.00
  Distributions in excess of net realized gains on investments .......      0.00         0.00         0.00
                                                                         --------     -------      -------
   Total distributions ...............................................     (0.44)       (0.51)       (0.02)
                                                                         --------     -------      -------
Net asset value, end of period .......................................   $ 14.18      $ 13.25      $  9.86
                                                                         ========     =======      =======
Total return (a) .....................................................     10.45%       38.02%       (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $220,552     $158,534     $38,826
  Ratio of expenses to average net assets (b) ........................      0.98%        1.07%        1.00%
  Ratio of net investment income (loss) to average net assets (b).....     (0.10%)      (0.48%)      (0.20%)
  Average commission rate paid per share (a) .........................   $0.0708         N/A          N/A
  Portfolio turnover rate (a) ........................................    101.28%      108.04%       89.73%

                                                                             BALANCED PORTFOLIO
                                                                       ------------------------------
                                                                           JUNE 30,     DECEMBER 31,
                                                                       --------------- --------------
                                                                             1998           1997
                                                                       --------------- --------------
Net asset value, beginning of period .................................   $  12.01        $  11.39
 Income from operations:
  Net investment income (loss) .......................................       0.17            0.38
  Net realized and unrealized gain (loss) on investments .............       0.33            1.56
                                                                         --------        --------
   Net income (loss) from operations .................................       0.50            1.94
                                                                         --------        --------
 Distributions:
  Dividends from net investment income ...............................      (0.04)          (0.36)
  Dividends in excess of net investment income .......................       0.00           (0.30)
  Distributions from net realized gains on investments ...............      (0.01)          (0.66)
  Distributions in excess of net realized gains on investments .......       0.00            0.00
                                                                         --------        --------
   Total distributions ...............................................      (0.05)          (1.32)
                                                                         --------        --------
Net asset value, end of period .......................................   $  12.46        $  12.01
                                                                         ========        ========
Total return (a) .....................................................       4.18%          17.10%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 88,554        $ 73,451
  Ratio of expenses to average net assets (b) ........................       0.90%           0.94%
  Ratio of net investment income (loss) to average net assets (b).....       2.72%           3.13%
  Average commission rate paid per share (a) .........................   $ 0.0020        $ 0.0034
  Portfolio turnover rate (a) ........................................      43.29%          77.06%

                                                                                 BALANCED PORTFOLIO
                                                                       --------------------------------------
                                                                                     DECEMBER 31,
                                                                       --------------------------------------
                                                                           1996         1995        1994 (d)
                                                                       -----------   ----------    ----------
Net asset value, beginning of period .................................   $  10.63     $   9.24      $  10.00
 Income from operations:
  Net investment income (loss) .......................................       0.34         0.44          0.34
  Net realized and unrealized gain (loss) on investments .............       0.80         1.38         (0.76)
                                                                         --------     --------      --------
   Net income (loss) from operations .................................       1.14         1.82         (0.42)
                                                                         --------     --------      --------
 Distributions:
  Dividends from net investment income ...............................      (0.28)       (0.43)        (0.34)
  Dividends in excess of net investment income .......................       0.00         0.00          0.00
  Distributions from net realized gains on investments ...............      (0.10)        0.00          0.00
  Distributions in excess of net realized gains on investments .......       0.00         0.00          0.00
                                                                         --------     --------      --------
   Total distributions ...............................................      (0.38)       (0.43)        (0.34)
                                                                         --------     --------      --------
Net asset value, end of period .......................................   $  11.39     $  10.63      $   9.24
                                                                         ========     ========      ========
Total return (a) .....................................................      10.72%       19.80%        (5.73%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 49,331     $ 31,114      $ 19,422
  Ratio of expenses to average net assets (b) ........................       0.97%        0.97%        1.00%
  Ratio of net investment income (loss) to average net assets (b).....       3.14%        4.38%        4.27%
  Average commission rate paid per share (a) .........................   $ 0.0024         N/A          N/A
  Portfolio turnover rate (a) ........................................      76.90%       98.55%       57.73%

   The notes to the financial statements are an integral part of this report.

                              1 9 9 8  S e m i - A n n u a l  R e p o r t   103

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                       GROWTH & INCOME PORTFOLIO
                                                                       --------------------------
                                                                          JUNE 30,   DECEMBER 31,
                                                                       ------------- ------------
                                                                            1998         1997
                                                                       ------------- -----------
Net asset value, beginning of period .................................   $   12.56    $  11.76
 Income from operations:
  Net investment income (loss) .......................................        0.26        0.49
  Net realized and unrealized gain (loss) on investments .............       (0.10)       2.35
                                                                         ---------    --------
   Net income (loss) from operations .................................        0.16        2.84
                                                                         ---------    --------
 Distributions:
  Dividends from net investment income ...............................       (0.23)      (0.43)
  Dividends in excess of net investment income .......................        0.00       (0.59)
  Distributions from net realized gains on investments ...............       (0.05)      (1.02)
  Distributions in excess of net realized gains on investments .......        0.00        0.00
                                                                         ---------    --------
   Total distributions ...............................................       (0.28)      (2.04)
                                                                         ---------    --------
Net asset value, end of period .......................................   $   12.44    $  12.56
                                                                         =========    ========
Total return (a) .....................................................        1.25%      24.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $  81,008    $ 60,492
  Ratio of expenses to average net assets (b) ........................        0.88%       0.96%
  Ratio of net investment income (loss) to average net assets (b).....        4.22%       3.84%
  Average commission rate paid per share (a) .........................   $  0.0545    $ 0.0469
  Portfolio turnover rate (a) ........................................       30.25%     155.77%

                                                                              GROWTH & INCOME PORTFOLIO
                                                                       ----------------------------------------
                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                            1996          1995       1994 (d)
                                                                       ------------- ------------- ------------
Net asset value, beginning of period .................................   $   11.12     $    9.30     $  10.00
 Income from operations:
  Net investment income (loss) .......................................        0.42          0.46         0.43
  Net realized and unrealized gain (loss) on investments .............        0.87          1.93        (0.70)
                                                                         ---------     ---------     --------
   Net income (loss) from operations .................................        1.29          2.39        (0.27)
                                                                         ---------     ---------     --------
 Distributions:
  Dividends from net investment income ...............................       (0.33)        (0.46)       (0.43)
  Dividends in excess of net investment income .......................        0.00          0.00         0.00
  Distributions from net realized gains on investments ...............       (0.32)        (0.11)        0.00
  Distributions in excess of net realized gains on investments .......        0.00          0.00         0.00
                                                                         ---------     ---------     --------
   Total distributions ...............................................       (0.65)        (0.57)       (0.43)
                                                                         ---------     ---------     --------
Net asset value, end of period .......................................   $   11.76     $   11.12     $   9.30
                                                                         =========     =========     ========
Total return (a) .....................................................       11.64%        25.25%       (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $  38,115     $  24,607     $ 10,482
  Ratio of expenses to average net assets (b) ........................        1.00%         1.00%        1.00%
  Ratio of net investment income (loss) to average net assets (b).....        3.73%         4.56%        5.36%
  Average commission rate paid per share (a) .........................   $  0.0433          N/A          N/A
  Portfolio turnover rate (a) ........................................       68.53%        78.34%       36.13%

                                                                                 TACTICAL ASSET ALLOCATION PORTFOLIO
                                                                       -------------------------------------------------------
                                                                          JUNE 30,                 DECEMBER 31,
                                                                       ------------- -----------------------------------------
                                                                            1998          1997          1996        1995 (e)
                                                                       ------------- ------------- ------------- -------------
Net asset value, beginning of period .................................   $   13.61     $   12.61     $   11.49     $   10.00
 Income from operations:
  Net investment income (loss) .......................................        0.20          0.36          0.33          0.41
  Net realized and unrealized gain (loss) on investments .............        0.77          1.72          1.33          1.93
                                                                         ---------     ---------     ---------     ---------
   Net income (loss) from operations .................................        0.97          2.08          1.66          2.34
                                                                         ---------     ---------     ---------     ---------
 Distributions:
  Dividends from net investment income ...............................       (0.03)        (0.33)        (0.30)        (0.41)
  Dividends in excess of net investment income .......................        0.00         (0.19)         0.00          0.00
  Distributions from net realized gains on investments ...............       (0.31)        (0.56)        (0.24)        (0.44)
  Distributions in excess of net realized gains on investments .......        0.00          0.00          0.00          0.00
                                                                         ---------     ---------     ---------     ---------
   Total distributions ...............................................       (0.34)        (1.08)        (0.54)        (0.85)
                                                                         ---------     ---------     ---------     ---------
Net asset value, end of period .......................................   $   14.24     $   13.61     $   12.61     $   11.49
                                                                         =========     =========     =========     =========
Total return (a) .....................................................        7.14%        16.59%        14.42%        20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $ 350,924     $ 302,745     $ 206,172     $ 120,531
  Ratio of expenses to average net assets (b) ........................        0.85%         0.87%         0.90%         0.93%
  Ratio of net investment income (loss) to average net assets (b).....        2.82%         2.65%         2.78%         3.76%
  Average commission rate paid per share (a) .........................   $  0.0078     $  0.0322     $  0.0050          N/A
  Portfolio turnover rate (a) ........................................       37.11%        63.76%        98.97%        38.68%

   The notes to the financial statements are an integral part of this report.

104  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                                       C.A.S.E. GROWTH PORTFOLIO
                                                                         -----------------------------------------------------
                                                                           JUNE 30,                 DECEMBER 31,
                                                                         -----------   ---------------------------------------
                                                                             1998          1997          1996        1995 (f)
                                                                         -----------   -----------   -----------   -----------
Net asset value, beginning of period .................................     $ 14.01      $  13.42      $  11.66      $  10.00
 Income from operations:
  Net investment income (loss) .......................................        0.02          0.04          0.12          0.12
  Net realized and unrealized gain (loss) on investments .............        0.58          1.95          1.92          2.49
                                                                           -------      --------      --------      --------
   Net income (loss) from operations .................................        0.60          1.99          2.04          2.61
                                                                           -------      --------      --------      --------
 Distributions:
  Dividends from net investment income ...............................       (0.36)        (0.03)        (0.05)        (0.12)
  Dividends in excess of net investment income .......................        0.00         (1.23)         0.00          0.00
  Distributions from net realized gains on investments ...............       (0.09)        (0.14)        (0.23)        (0.83)
  Distributions in excess of net realized gains on investments .......        0.00          0.00          0.00          0.00
                                                                           -------      --------      --------      --------
   Total distributions ...............................................       (0.45)        (1.40)        (0.28)        (0.95)
                                                                           -------      --------      --------      --------
Net asset value, end of period .......................................     $ 14.16      $  14.01      $  13.42      $  11.66
                                                                           =======      ========      ========      ========
Total return (a) .....................................................        4.44%        15.03%        17.50%        20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................     $68,074      $ 60,596      $ 26,560      $  2,578
  Ratio of expenses to average net assets (b) ........................        0.98%         1.00%         1.00%         1.00%
  Ratio of net investment income (loss) to average net assets (b).....        0.30%         0.25%         0.94%         1.02%
  Average commission rate paid per share (a) .........................     $0.0570      $ 0.0593      $ 0.0604          N/A
  Portfolio turnover rate (a) ........................................       89.71%       196.50%       160.27%       121.62%

                                                                                 GLOBAL SECTOR PORTFOLIO
                                                                         ---------------------------------------
                                                                           JUNE 30,          DECEMBER 31,
                                                                         -----------   -------------------------
                                                                             1998          1997        1996 (g)
                                                                         -----------   -----------   -----------
Net asset value, beginning of period .................................     $ 10.37       $ 10.55       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        0.09          0.14          0.06
  Net realized and unrealized gain (loss) on investments .............        0.99          0.23          0.55
                                                                           -------       -------       -------
   Net income (loss) from operations .................................        1.08          0.37          0.61
                                                                           -------       -------       -------
 Distributions:
  Dividends from net investment income ...............................       (0.05)        (0.13)        (0.02)
  Dividends in excess of net investment income .......................        0.00         (0.38)         0.00
  Distributions from net realized gains on investments ...............        0.00         (0.04)        (0.04)
  Distributions in excess of net realized gains on investments .......        0.00          0.00          0.00
                                                                           -------       -------       -------
   Total distributions ...............................................       (0.05)        (0.55)        (0.06)
                                                                           -------       -------       -------
Net asset value, end of period .......................................     $ 11.40       $ 10.37       $ 10.55
                                                                           =======       =======       =======
Total return (a) .....................................................       10.39%         3.43%         6.08%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................     $13,581       $12,721       $ 6,986
  Ratio of expenses to average net assets (b) ........................        1.28%         1.70%         2.37%
  Ratio of net investment income (loss) to average net assets (b).....        1.58%         1.27%         0.62%
  Average commission rate paid per share (a) .........................     $0.0277       $0.0475       $0.0313
  Portfolio turnover rate (a) ........................................       16.38%        56.26%        27.58%

   The notes to the financial statements are an integral part of this report.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  105

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                                   VALUE EQUITY PORTFOLIO
                                                                         -------------------------------------------
                                                                            JUNE 30,            DECEMBER 31,
                                                                         -------------   ---------------------------
                                                                              1998            1997         1996 (g)
                                                                         -------------   -------------   -----------
Net asset value, beginning of period .................................     $   13.90       $   11.27       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................          0.06            0.12          0.10
  Net realized and unrealized gain (loss) on investments .............          0.80            2.69          1.23
                                                                           ---------       ---------       -------
   Net income (loss) from operations .................................          0.86            2.81          1.33
                                                                           ---------       ---------       -------
 Distributions:
  Dividends from net investment income ...............................         (0.01)          (0.09)        (0.04)
  Dividends in excess of net investment income .......................          0.00           (0.07)         0.00
  Distributions from net realized gains on investments ...............         (0.03)          (0.02)        (0.02)
  Distributions in excess of net realized gains on investments .......          0.00            0.00          0.00
                                                                           ---------       ---------       -------
   Total distributions ...............................................         (0.04)          (0.18)        (0.06)
                                                                           ---------       ---------       -------
Net asset value, end of period .......................................     $   14.72       $   13.90       $ 11.27
                                                                           =========       =========       =======
Total return (a) .....................................................          6.18%          25.04%        13.19%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................     $ 205,497       $ 173,435       $49,394
  Ratio of expenses to average net assets (b) ........................          0.86%           0.89%         1.00%
  Ratio of net investment income (loss) to average net assets (b).....          0.75%           0.90%         0.89%
  Average commission rate paid per share (a) .........................     $  0.0632       $  0.0630       $0.0696
  Portfolio turnover rate (a) ........................................          9.88%          17.28%         7.93%

                                                                            INTERNATIONAL EQUITY
                                                                                 PORTFOLIO
                                                                         --------------------------
                                                                           JUNE 30,    DECEMBER 31,
                                                                         ------------ -------------
                                                                             1998        1997 (h)
                                                                         ------------ -------------
Net asset value, beginning of period .................................     $  10.70      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................         0.08         0.02
  Net realized and unrealized gain (loss) on investments .............         1.83         0.73
                                                                           --------      -------
   Net income (loss) from operations .................................         1.91         0.75
                                                                           --------      -------
 Distributions:
  Dividends from net investment income ...............................        (0.01)       (0.01)
  Dividends in excess of net investment income .......................         0.00        (0.04)
  Distributions from net realized gains on investments ...............         0.00         0.00
  Distributions in excess of net realized gains on investments .......         0.00         0.00
                                                                           --------      -------
   Total distributions ...............................................        (0.01)       (0.05)
                                                                           --------      -------
Net asset value, end of period .......................................     $  12.60      $ 10.70
                                                                           ========      =======
Total return (a) .....................................................        17.80%        7.50%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................     $ 32,666      $19,795
  Ratio of expenses to average net assets (b) ........................         1.50%        1.50%
  Ratio of net investment income (loss) to average net assets (b).....         1.29%        0.18%
  Average commission rate paid per share (a) .........................     $ 0.0176      $0.0351
  Portfolio turnover rate (a) ........................................        30.54%       54.33%

   The notes to the financial statements are an integral part of this report.

106  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS*
                              For the period ended
                                   (unaudited)
                              ---------------------

                                                                                  U.S.             THIRD AVENUE   REAL ESTATE
                                                                                 EQUITY                VALUE      SECURITIES
                                                                               PORTFOLIO             PORTFOLIO     PORTFOLIO
                                                                       -------------------------- -------------- ------------
                                                                         JUNE 30,   DECEMBER 31,     JUNE 30,      JUNE 30,
                                                                       ----------- -------------- -------------- ------------
                                                                           1998       1997 (h)       1998 (i)      1998 (j)
                                                                       ----------- -------------- -------------- ------------
Net asset value, beginning of period .................................   $ 12.23      $ 10.00        $ 10.00       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................      0.05         0.09           0.06          0.09
  Net realized and unrealized gain (loss) on investments .............      1.70         2.60          (0.47)        (0.30)
                                                                         -------      -------        -------       -------
   Net income (loss) from operations .................................      1.75         2.69          (0.41)        (0.21)
                                                                         -------      -------        -------       -------
 Distributions:
  Dividends from net investment income ...............................     (0.11)       (0.04)          0.00          0.00
  Dividends in excess of net investment income .......................      0.00        (0.38)          0.00          0.00
  Distributions from net realized gains on investments ...............     (0.02)       (0.04)          0.00          0.00
  Distributions in excess of net realized gains on investments .......      0.00         0.00           0.00          0.00
                                                                         -------      -------        -------       -------
   Total distributions ...............................................     (0.13)       (0.46)          0.00          0.00
                                                                         -------      -------        -------       -------
Net asset value, end of period .......................................   $ 13.85      $ 12.23        $  9.59       $  9.79
                                                                         =======      =======        =======       =======
Total return (a) .....................................................     14.34%       27.01%         (4.09%)       (2.15%)
Ratios and supplemental data:
  Net assets at end of period (in thousands) .........................   $69,899      $42,951        $15,516       $ 1,561
  Ratio of expenses to average net assets (b) ........................      1.08%        1.30%          1.00%         1.00%
  Ratio of net investment income (loss) to average net assets (b).....      0.78%        0.75%          1.19%         5.89%
  Average commission rate paid per share (a) .........................   $0.0431      $0.0364        $0.0327       $0.0300
  Portfolio turnover rate (a) ........................................     27.54%       92.35%          0.70%        10.67%

NOTES TO FINANCIAL HIGHLIGHTS:

----------
* The above table illustrates the change for a share outstanding computed using average shares outstanding throughout each period.
  See Note 6.


(a) For periods of less than one year the total return, portfolio turnover rate and average commission rate paid per share are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income to average net assets are annualized.
(c) The inception of this Portfolio was March 1, 1993.
(d) The inception of this Portfolio was March 1, 1994.
(e) The inception of this Portfolio was January 3, 1995.
(f) The inception of this Portfolio was May 1, 1995.
(g) The inception of this Portfolio was May 1, 1996.
(h) The inception of this Portfolio was January 2, 1997.
(i) The inception of this Portfolio was January 2, 1998.
(j) The inception of this Portfolio was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  107

                              WRL SERIES FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  June 30, 1998
                            All amounts in thousands
                                  (unaudited)
                        ---------------------------------

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and certain of its affiliates. See the prospectus and the Statement of Additional Information for a description of each Portfolio's investment objective.

   The following is a summary of significant accounting policies followed consistently by the Fund in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENT

   The securities held by the Money Market Portfolio are valued on the basis of amortized cost which approximates market value.

   Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities maturing in 60 days or less are valued based on amortized cost, which approximated market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

   The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   The Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the Portfolios record a realized gain or loss. Risks may arise from the changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

E. FUTURES CONTRACTS

   The Fund is authorized to enter into stock index or U.S. Treasury securities futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The underlying face amounts at value of any open futures contracts at June 30, 1998, are listed in Note 5. The variation margin receivable or payable, as applicable, is also included in Note 5. The primary risk associated with the use of futures contracts is imperfect correlation between the change in the value of the futures contracts and the market value of the securities held by the Portfolio.

108  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 1 -- (CONTINUED)

F. SECURITIES LENDING

   The Fund derives income from its securities lending activities. During the six months ended June 30, 1998, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:


PORTFOLIO                               INCOME
------------------------------------   -------
 Bond ..............................    $ 50
 Growth ............................     187
 Global ............................     221
 Strategic Total Return ............     167
 Emerging Growth ...................     248
 Aggressive Growth .................      85
 Balanced ..........................      43
 Growth & Income ...................       6
 Tactical Asset Allocation .........      39
 C.A.S.E. Growth ...................      25
 Value Equity ......................       6

G. FEDERAL INCOME TAXES

   It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

H. DIVIDENDS AND DISTRIBUTIONS

   Dividends of the Money Market Portfolio are declared daily and reinvested at least monthly. Dividends of the remaining Portfolios are typically declared and reinvested annually, while capital gains distributions are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after the ex-date.

   An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount cannot be determined at the time of receipt. Amounts distributed which are subsequently determined to exceed the security's earnings would consititute a return of capital to Fund shareholders for federal income tax purposes.

I. EXPENSE OFFSET ARRANGEMENT

   Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

J. INVESTMENT RISK

   There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. The Real Estate Securities Portfolio invests primarily in real estate related securities. As a result, the net asset value can be expected to change in light of factors affecting the real estate industry. These factors include economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Real Estate Securities Portfolio's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

NOTE 2 -- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

   WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. InterSecurities, Inc. ("ISI") is the Fund's distributor. WRL Management and WRL Services are wholly-owned subsidiaries of WRL, which is an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation. In addition, ISI is an indirect wholly-owned subsidiary of AEGON nv.

A. INVESTMENT ADVISORY FEES

   The Portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective Portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceed the stated annual limit.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  109

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 2 -- (CONTINUED)

PORTFOLIO                              ADVISORY FEE       EXPENSE LIMIT
---------                              ------------       -------------
Money Market ......................       0.40 %             0.70 %
Bond ..............................       0.45 %             0.70 %
Growth ............................       0.80 %             1.00 %
Global ............................       0.80 %             1.00 %
Strategic Total Return ............       0.80 %             1.00 %
Emerging Growth ...................       0.80 %             1.00 %
Aggressive Growth .................       0.80 %             1.00 %
Balanced ..........................       0.80 %             1.00 %
Growth & Income ...................       0.75 %             1.00 %
Tactical Asset Allocation .........       0.80 %             1.00 %
C.A.S.E. Growth ...................       0.80 %             1.00 %
Global Sector .....................       0.80 %              N/A
Value Equity ......................       0.80 %             1.00 %
International Equity ..............       1.00 %             1.50 %
U.S. Equity .......................       0.80 %             1.30 %
Third Avenue Value ................       0.80 %             1.00 %
Real Estate Securities ............       0.80 %             1.00 %

   The Investment Adviser has voluntarily undertaken to waive a portion of the investment advisory fees payable by the Growth Portfolio such that total investment advisory fees payable by the Growth Portfolio will equal 0.775 % of the average daily net assets of the Growth Portfolio.

B. SUB-ADVISERS

   WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the Portfolios and compensates the Sub-Advisers as described in the prospectus.

   Effective January 1, 1998, the Sub-Adviser for the Bond Portfolio changed from Janus Capital Corporation to AEGON USA Investment Management, Inc. ("AEGON Management"). AEGON Management is also the Sub-Adviser to the Balanced Portfolio and is an indirect wholly-owned subsidiary of AEGON nv. Scottish Equitable Investment Management, Ltd. is a Sub-Adviser to the International Equity Portfolio and is also an indirect wholly-owned subsidiary of AEGON nv.

   The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or the Sub-Adviser during the six months ended June 30, 1998, as follows:

PORTFOLIO                      COMMISSIONS
---------------------------   ------------
Aggressive Growth .........       $ 455

C. INVESTMENT IN AFFILIATES

   The fund held the following investments in affiliates at June 30, 1998.

                                                                     MARKET
                                            SHARES      COST         VALUE
                                           --------  ----------   ----------
Global Portfolio:
   Nortel Inversora S.A. - ADR .........      121     $ 3,486      $ 3,010
Emerging Growth Portfolio:
   Providian Financial
      Corporation ......................      100       5,335        7,855


                                                                     1998
                                             1998       1998       DIVIDEND
                                          PURCHASES     SALES       INCOME
                                         -----------  --------     ---------
Global Portfolio:
   Nortel Inversora S.A. - ADR .........   $    0     $     0      $    23
Emerging Growth Portfolio:
   Providian Financial
     Corporation .......................    2,895           0            7
U.S. Equity Portfolio:
   AEGON nv - ADR ......................        2          23            0
   Providian Financial
     Corporation .......................        0        0.18            0

D. ADMINISTRATIVE SERVICES

   The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific Portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying Separate Accounts. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

E. PLAN OF DISTRIBUTION

   Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution Agreement with ISI.

   Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as

110  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 2 -- (CONTINUED)

direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15 % on an annualized basis of the average daily net assets.

   ISI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any Portfolio during the fiscal year ended December 31, 1998. Prior to ISI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN

   Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. ( the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series Fund, an affiliate of the Fund. At June 30, 1998, the market value of invested plan amounts was $ 51. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 1998, are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3 -- SECURITIES TRANSACTIONS

Securities transactions are summarized as follows:

                                                    MONEY MARKET       BOND             GROWTH        GLOBAL
                                                     PORTFOLIO       PORTFOLIO         PORTFOLIO     PORTFOLIO
For the period ended June 30, 1998:
 Purchases of securities:
   Long-term excluding U.S. Government ............ $      0         $ 38,815         $   258,723   $  362,936
   U.S. Government securities .....................  794,439          195,192             274,662        6,499
 Proceeds from maturities and sales of securities:
   Long-term excluding U.S. Government ............        0           23,803             207,199      307,815
   U.S. Government securities .....................  810,395          164,385             381,000        6,500

                                                    STRATEGIC
                                                      TOTAL         EMERGING           AGGRESSIVE
                                                      RETURN          GROWTH             GROWTH      BALANCED
                                                     PORTFOLIO      PORTFOLIO          PORTFOLIO     PORTFOLIO
For the period ended June 30, 1998:
 Purchases of securities:
   Long-term excluding U.S. Government ............ $100,841        $ 302,293         $   230,564   $   31,751
   U.S. Government securities .....................   21,035        3,684,163                   0       11,566
 Proceeds from maturities and sales of securities:
   Long-term excluding U.S. Government ............   77,552          301,671             207,250       24,641
   U.S. Government securities .....................   12,367        3,677,647                   0       10,521

                                                     GROWTH &     TACTICAL ASSET        C.A.S.E.      GLOBAL
                                                     INCOME        ALLOCATION           GROWTH        SECTOR
                                                     PORTFOLIO      PORTFOLIO          PORTFOLIO     PORTFOLIO
For the period ended June 30, 1998:
 Purchases of securities:
   Long-term excluding U.S. Government ............ $ 40,703        $ 111,669         $    56,807   $    1,999
   U.S. Government securities .....................    5,809           24,690                   0            0
 Proceeds from maturities and sales of securities:
   Long-term excluding U.S. Government ............   20,626           76,418              52,965        3,301
   U.S. Government securities .....................        0           36,133                   0            0

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  111

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 3 -- (CONTINUED)

                                                          VALUE        INTERNATIONAL                 THIRD AVENUE
                                                         EQUITY           EQUITY      U.S. EQUITY       VALUE
                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO (a)
For the period ended June 30, 1998:
  Purchases of securities:
   Long-term excluding U.S. Government ............    $ 40,015         $  15,905      $  36,729      $  15,310
   U.S. Government securities .....................      11,846                 0              0              0
  Proceeds from maturities and sales of securities:
   Long-term excluding U.S. Government ............      17,315             7,160         14,925             57
   U.S. Government securities .....................      14,000                 0              0              0

                                                     REAL ESTATE
                                                      SECURITIES
                                                     PORTFOLIO (b)
For the period ended June 30, 1998:
  Purchases of securities:
   Long-term excluding U.S. Government ............    $  1,675
   U.S. Government securities .....................           0
  Proceeds from maturities and sales of securities:
   Long-term excluding U.S. Government ............         136
   U.S. Government securities .....................           0

----------
(a) The inception date of this Portfolio was January 2, 1998.
(b) The inception date of this Portfolio was May 1, 1998.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

   The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

   Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all Federal and state income taxes and Federal excise taxes.

   The net capital loss carryforwards noted below as of December 31, 1997, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio has elected to treat the net capital losses incurred in the two month period ended December 31, 1997, (Post-October Losses Deferred), if applicable, as having been incurred in the current fiscal year.

                                   PRIOR YEAR
                                  POST-OCTOBER   DECEMBER 31, 1997         NET CAPITAL LOSS
                                  LOSSES TO BE    NET CAPITAL LOSS           CARRYFORWARD
PORTFOLIO                          RECOGNIZED       CARRYFORWARD          AVAILABLE THROUGH
---------                        -------------- ------------------- -----------------------------
Money Market ...................    $      0         $      0                   N/A
Bond ...........................           0           (6,182)      $ (5,921) December 31, 2002
                                                                        (261) December 31, 2005
Growth .........................           0                0                   N/A
Global .........................      (5,182)               0                   N/A
Strategic Total Return .........           0                0                   N/A
Emerging Growth ................           0                0                   N/A
Aggressive Growth ..............           0                0                   N/A

112  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 4 -- (CONTINUED)

                                      PRIOR YEAR
                                     POST-OCTOBER   DECEMBER 31, 1997   NET CAPITAL LOSS
                                     LOSSES TO BE    NET CAPITAL LOSS     CARRYFORWARD
PORTFOLIO                             RECOGNIZED       CARRYFORWARD     AVAILABLE THROUGH
---------                           -------------- ------------------- ------------------
Balanced ..........................     $    0           $    0               N/A
Growth & Income ...................          0                0               N/A
Tactical Asset Allocation .........          0                0               N/A
C.A.S.E. Growth ...................          0                0               N/A
Global Sector .....................        (10)               0               N/A
Value Equity ......................          0                0               N/A
International Equity ..............       (224)            (105)       December 31, 2005
U.S. Equity .......................          0                0               N/A
Third Avenue Value ................          0                0               N/A
Real Estate Securities ............          0                0               N/A

   The aggregate cost of investments and composition of unrealized appreciation (depreciation) for Federal income tax purposes as of June 30, 1998, are as follows:

                                                                                           NET UNREALIZED
                                       FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                               COST BASIS     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
---------                             -------------   --------------   ----------------   ---------------
Money Market ......................    $  145,639       $        0        $       0         $        0
Bond ..............................       135,988            2,900              (93)             2,807
Growth ............................     1,378,028        1,102,274          (10,127)         1,092,147
Global ............................       778,437          311,582           (7,197)           304,385
Strategic Total Return ............       464,667          129,821          (12,604)           117,217
Emerging Growth ...................       495,697          243,263           (5,183)           238,080
Aggressive Growth .................       325,039          131,333           (1,463)           129,870
Balanced ..........................        74,290           11,663           (2,773)             8,890
Growth & Income ...................        77,581            4,693           (1,712)             2,981
Tactical Asset Allocation .........       305,896           40,774           (8,616)            32,158
C.A.S.E. Growth ...................        69,942            2,191           (8,785)            (6,594)
Global Sector .....................        11,293            1,624             (971)               653
Value Equity ......................       176,710           36,115           (7,416)            28,699
International Equity ..............        27,503            4,506           (1,576)             2,930
U.S. Equity .......................        60,797            6,977           (1,539)             5,438
Third Avenue Value ................        15,249              346           (1,335)              (989)
Real Estate Securities ............         1,526               10              (36)               (26)

NOTE 5 -- COMMITMENTS

   The Fund is authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Fund's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  113

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 5 -- (CONTINUED)

   The Growth, Global and International Equity Portfolios entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at June 30, 1998, are as follows:

                                                                  VALUE IN     NET UNREALIZED
                                                  SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                          BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------                         --------------- ------------ --------------- ---------------
Growth Portfolio
 British Pound .................     (22,500)      08/13/98     $ (37,490)      $ (1,131)
 British Pound .................      (2,000)      08/13/98        (3,332)           (87)
 British Pound .................      (1,200)      08/13/98        (2,000)           (40)
 British Pound .................         700       08/13/98         1,166             27
 British Pound .................       1,200       08/13/98         2,000              6
 British Pound .................      (3,500)      08/14/98        (5,831)          (115)
 British Pound .................       1,500       08/14/98         2,499              0
 British Pound .................       2,000       08/14/98         3,332             22
 British Pound .................      (4,400)      10/07/98        (7,307)           (13)
 British Pound .................      (2,000)      10/07/98        (3,322)           (70)
 British Pound .................      (1,000)      10/07/98        (1,661)           (38)
 British Pound .................      (1,000)      10/07/98        (1,661)             1
 British Pound .................       1,000       10/07/98         1,661             35
 German Deutschemark ...........        (140)      07/02/98           (78)             0
 German Deutschemark ...........        (111)      07/02/98           (62)            (1)
 German Deutschemark ...........         (30)      07/02/98           (17)             0
 German Deutschemark ...........          70       07/02/98            39              0
 German Deutschemark ...........         211       07/02/98           117              0
 German Deutschemark ...........        (412)      07/23/98          (229)            (1)
 German Deutschemark ...........        (167)      07/23/98           (93)             0
 German Deutschemark ...........         (60)      07/23/98           (33)             0
 German Deutschemark ...........         (10)      07/23/98            (6)             0
 German Deutschemark ...........         100       07/23/98            56              0
 German Deutschemark ...........        (150)      10/19/98           (84)             0
 German Deutschemark ...........        (100)      10/19/98           (56)             0
 German Deutschemark ...........         (70)      10/19/98           (39)             0
 German Deutschemark ...........         (50)      10/19/98           (28)             1
 German Deutschemark ...........        (211)      11/12/98          (118)             0
 German Deutschemark ...........        (120)      11/12/98           (67)             0
                                                                ---------       --------
    Total Growth Portfolio .....                                $ (52,644)      $ (1,404)
                                                                =========       ========

114  W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 5 -- (CONTINUED)

                                                           VALUE IN     NET UNREALIZED
                                           SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                   BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------                  --------------- ------------ --------------- ---------------
Global Portfolio
 British Pound ..........        (131)      07/01/98      $    (219)       $    0
 British Pound ..........          31       07/01/98             52             0
 British Pound ..........         (67)      07/02/98           (113)            0
 British Pound ..........          27       07/02/98             45             0
 British Pound ..........         277       07/02/98            463             0
 British Pound ..........         395       07/02/98            660             0
 British Pound ..........         484       07/02/98            808             0
 British Pound ..........         591       07/02/98            987             0
 British Pound ..........         (34)      07/06/98            (57)            0
 British Pound ..........          20       07/06/98             34             0
 British Pound ..........          70       07/06/98            116             0
 British Pound ..........         108       07/06/98            180             0
 British Pound ..........         146       07/06/98            244             1
 British Pound ..........         380       07/06/98            634             3
 British Pound ..........         510       07/06/98            852             4
 British Pound ..........         627       07/06/98          1,047             5
 British Pound ..........         862       07/06/98          1,440             7
 British Pound ..........     (19,200)      07/10/98        (32,052)         (507)
 British Pound ..........      (2,400)      08/07/98         (4,000)          (38)
 British Pound ..........      (2,400)      08/07/98         (4,000)          (35)
 British Pound ..........      (2,310)      08/07/98         (3,850)          (57)
 British Pound ..........      (4,000)      08/13/98         (6,665)         (202)
 British Pound ..........      (8,000)      10/07/98        (13,288)          (38)
 British Pound ..........      (5,000)      10/07/98         (8,305)         (168)
 British Pound ..........      (2,390)      10/07/98         (3,970)          (87)
 Danish Krone ...........      (1,750)      07/01/98           (255)           (1)
 Dutch Guilder ..........       3,767       07/01/98          1,853             6
 Dutch Guilder ..........       1,459       07/02/98            718             4
 Dutch Guilder ..........     (13,000)      07/17/98         (6,399)          (11)
 Dutch Guilder ..........       4,000       07/17/98          1,969           (53)
 Dutch Guilder ..........      (5,000)      07/23/98         (2,462)           (5)
 Dutch Guilder ..........     (15,000)      07/31/98         (7,390)           69
 Dutch Guilder ..........      (9,000)      07/31/98         (4,434)          (30)
 Dutch Guilder ..........      (9,000)      07/31/98         (4,434)          (23)
 Dutch Guilder ..........      (9,000)      07/31/98         (4,434)          (14)
 Dutch Guilder ..........       6,000       07/31/98          2,956           (78)
 Dutch Guilder ..........      10,000       07/31/98          4,927          (124)
 Dutch Guilder ..........      10,000       07/31/98          4,927          (124)
 Finnish Markka .........        (317)      07/01/98            (58)            0
 French Franc ...........     (54,425)      07/23/98         (9,018)          (33)
 French Franc ...........      21,100       07/23/98          3,496           (84)

                              1 9 9 8  S e m i - A n n u a l  R e p o r t   115

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 5 -- (CONTINUED)

                                                                  VALUE IN     NET UNREALIZED
                                                  SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                          BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------                         --------------- ------------ --------------- ---------------
Global Portfolio (continued)
 French Franc ..................      (24,000)     07/31/98      $  (3,979)       $  (26)
 French Franc ..................      (20,600)     07/31/98         (3,415)          (21)
 French Franc ..................      (17,725)     07/31/98         (2,939)           (8)
 French Franc ..................      (13,250)     07/31/98         (2,197)           17
 French Franc ..................       (2,224)     07/31/98           (369)            0
 French Franc ..................          261      07/31/98             43             0
 French Franc ..................          269      07/31/98             45             0
 French Franc ..................          542      07/31/98             90             0
 French Franc ..................          849      07/31/98            141             0
 French Franc ..................          890      07/31/98            148             0
 French Franc ..................        1,245      07/31/98            206             1
 French Franc ..................        1,686      07/31/98            280             2
 French Franc ..................        2,366      07/31/98            392             2
 French Franc ..................        3,166      07/31/98            525             0
 French Franc ..................        6,697      07/31/98          1,110             5
 French Franc ..................        7,937      07/31/98          1,316             7
 French Franc ..................       19,552      07/31/98          3,241            14
 French Franc ..................       21,100      07/31/98          3,498           (86)
 French Franc ..................       (9,500)     10/21/98         (1,584)           (7)
 French Franc ..................        9,500      10/21/98          1,584           (35)
 German Deutschemark ...........       (3,800)     07/02/98         (2,107)          (12)
 German Deutschemark ...........       (3,328)     07/02/98         (1,846)           (6)
 German Deutschemark ...........       (2,800)     07/02/98         (1,553)          (11)
 German Deutschemark ...........       (2,000)     07/02/98         (1,109)           (6)
 German Deutschemark ...........       (1,000)     07/02/98           (555)            5
 German Deutschemark ...........        2,728      07/02/98          1,513           (35)
 German Deutschemark ...........        3,300      07/02/98          1,830           (46)
 German Deutschemark ...........        6,900      07/02/98          3,826           (90)
 German Deutschemark ...........       (1,872)     07/10/98         (1,039)           (4)
 German Deutschemark ...........        1,872      07/10/98          1,039           (26)
 German Deutschemark ...........       (5,000)     07/23/98         (2,776)            7
 German Deutschemark ...........         (900)     07/23/98           (500)           (1)
 German Deutschemark ...........        1,400      07/23/98            777           (16)
 German Deutschemark ...........       (3,300)     10/21/98         (1,842)           (4)
 German Deutschemark ...........        3,300      10/21/98          1,842           (42)
 Italian Lira ..................    1,541,352      07/06/98            868             5
 Italian Lira ..................    1,820,559      07/06/98          1,025             4
 Japanese Yen ..................       51,071      07/01/98            368             9
 Japanese Yen ..................       62,973      07/01/98            454            11
 Japanese Yen ..................       72,494      07/01/98            523            13
 Japanese Yen ..................       84,817      07/01/98            612            15

116   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 5 -- (CONTINUED)

                                                                  VALUE IN     NET UNREALIZED
                                                  SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                          BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------                         --------------- ------------ --------------- ---------------
Global Portfolio (continued)
 Japanese Yen ..................       113,445     07/01/98      $     818        $   20
 Japanese Yen ..................       125,712     07/01/98            907            22
 Japanese Yen ..................       207,598     07/01/98          1,498            36
 Japanese Yen ..................       258,290     07/01/98          1,863            33
 Japanese Yen ..................       282,641     07/01/98          2,039            49
 Japanese Yen ..................         4,659     07/02/98             34             1
 Japanese Yen ..................        25,595     07/02/98            185             4
 Japanese Yen ..................        53,941     07/02/98            389             8
 Japanese Yen ..................        80,191     07/02/98            579            12
 Japanese Yen ..................       157,089     07/02/98          1,133            24
 Japanese Yen ..................      (418,800)    08/07/98         (3,039)          187
 Japanese Yen ..................    (1,571,000)    10/07/98        (11,500)          585
 Japanese Yen ..................      (330,000)    10/07/98         (2,416)          122
 Japanese Yen ..................       300,000     10/07/98          2,196          (106)
 Japanese Yen ..................       500,000     10/07/98          3,660           (60)
 Japanese Yen ..................     1,101,000     10/07/98          8,059           (44)
 Japanese Yen ..................    (1,521,000)    10/21/98        (11,158)         (320)
 Japanese Yen ..................    (1,415,200)    10/21/98        (10,381)          903
 Japanese Yen ..................       900,000     10/21/98          6,602          (517)
 Japanese Yen ..................      (845,000)    11/04/98         (6,212)          190
 Japanese Yen ..................      (550,000)    11/04/98         (4,043)          315
 Japanese Yen ..................      (350,000)    11/04/98         (2,573)          (59)
 Japanese Yen ..................      (100,000)    11/19/98           (737)           99
 Japanese Yen ..................       100,000     11/19/98            737           (11)
 Portuguese Escudo .............         2,803     07/02/98             15             0
 Portuguese Escudo .............        27,924     07/06/98            143            (7)
 South African Rand ............        (2,340)    10/02/98           (378)           66
 South African Rand ............         1,125     10/02/98            182           (35)
 South African Rand ............         1,215     10/02/98            196           (37)
 Spanish Peseta ................       (70,483)    07/01/98           (460)           (1)
 Spanish Peseta ................       (23,517)    07/02/98           (153)           (1)
 Swedish Krona .................       (32,000)    07/02/98         (4,014)          (27)
 Swedish Krona .................       (27,500)    07/02/98         (3,449)          (45)
 Swedish Krona .................        59,500     07/02/98          7,463           (64)
 Swedish Krona .................       (20,000)    08/07/98         (2,512)           (6)
 Swedish Krona .................       (30,000)    08/14/98         (3,770)           23
 Swedish Krona .................       (59,500)    10/07/98         (7,494)           64
 Swiss Franc ...................        (1,909)    07/01/98         (1,259)          (11)
 Swiss Franc ...................          (333)    07/01/98           (219)           (2)
 Swiss Franc ...................        (1,919)    07/02/98         (1,266)          (10)
 Swiss Franc ...................          (180)    07/02/98           (119)           (1)

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  117

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 5 -- (CONTINUED)

                                                                                VALUE IN     NET UNREALIZED
                                                                SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                                        BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
--------                                       --------------- ------------ --------------- ---------------
Global Portfolio (continued)
 Swiss Franc .................................       (5,854)     07/10/98     $    (3,866)      $   174
 Swiss Franc .................................       (4,000)     10/07/98          (2,666)           34
 Swiss Franc .................................       (1,500)     11/04/98          (1,002)           37
 Swiss Franc .................................       (9,746)     12/02/98          (6,531)           65
                                                                              -----------       -------
    Total Gobal Portfolio ....................                                $  (140,028)      $  (269)
                                                                              ===========       =======
International Equity Portfolio
 British Pound ...............................            6      07/02/98     $        10       $     0
 British Pound ...............................           83      07/06/98             138             0
 French Franc ................................       (3,711)     07/30/98            (615)           15
 French Franc ................................          (22)     07/31/98              (4)            0
 French Franc ................................            9      07/31/98               2             0
 French Franc ................................           44      07/31/98               7             0
 French Franc ................................        1,156      07/31/98             192             1
 German Deutschemark .........................       (1,107)     07/31/98            (615)           15
 Italian Lira ................................        4,218      07/02/98               2             0
 Italian Lira ................................       73,003      07/02/98              41             0
 Italian Lira ................................      100,205      07/06/98              56             0
 Japanese Yen ................................     (161,760)     07/29/98          (1,172)           28
 Portuguese Escudo ...........................          658      07/01/98               4             0
 Portuguese Escudo ...........................        1,378      07/01/98               7             0
                                                                              -----------       -------
    Total International Equity Portfolio .....                                $    (1,947)      $    59
                                                                              ===========       =======

   The U.S. Equity Portfolio entered into S&P 500 futures contracts, which obligate the Fund to settle variation margins in cash daily. Securities with an aggregate market value of $ 351 have been segregated with the custodian to cover margin requirements for the following open future contracts at June 30, 1998:

                                                                         NET UNREALIZED
                                         SETTLEMENT       VALUE IN        APPRECIATION
TYPE                       CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
----                      -----------   ------------   --------------   ---------------
S&P 500 Index .........          7        09/18/98        $ 2,000            $ 17

118   W R L  S e r i e s  F u n d ,  I n c .

                              WRL SERIES FUND, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (continued)
                                  June 30, 1998
                            All amounts in thousands
                                   (unaudited)
                  ---------------------------------------------

NOTE 6 -- FINANCIAL HIGHLIGHTS

   The total return set forth in "Financial Highlights" reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a Portfolio's period from inception is less than one year, the total return shown is not annualized.

   The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver (see Note 2). Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                        JUNE 30,                                   DECEMBER 31,
                                      ------------   ------------------------------------------------------------------------
PORTFOLIO                                 1998           1997           1996           1995           1994           1993
---------                             ------------   ------------   ------------   ------------   ------------   ------------
Money Market ......................           *              *              *              *               *              *
Bond ..............................           *              *              *              *               *              *
Growth ............................           *              *              *              *               *              *
Global ............................           *              *              *              *               *              *
Strategic Total Return ............           *              *              *              *               *         1.12 %
Emerging Growth ...................           *              *              *              *               *         1.16 %
Aggressive Growth .................           *              *              *              *          1.18 %             **
Balanced ..........................           *              *              *              *          1.34 %             **
Growth & Income ...................           *              *              *         1.08 %          1.90 %             **
Tactical Asset Allocation .........           *              *              *              *              **             **
C.A.S.E. Growth ...................           *         1.13 %         1.64 %         4.15 %              **             **
Global Sector .....................           *              *              *             **              **             **
Value Equity ......................           *              *         1.03 %             **              **             **
International Equity ..............      1.94 %         3.12 %             **             **              **             **
U.S. Equity .......................           *         1.49 %             **             **              **             **
Third Avenue Value ................      1.16 %             **             **             **              **             **
Real Estate Securities ............      3.01 %             **             **             **              **             **

   Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:

PORTFOLIO                               JUNE 30,      DECEMBER 31,
---------                             ------------   -------------
                                          1998            1997
                                      ------------   -------------
Money Market ......................           *              *
Bond ..............................           *              *
Growth ............................           *              *
Global ............................           *              *
Strategic Total Return ............           *              *
Emerging Growth ...................           *              *
Aggressive Growth .................           *              *
Balanced ..........................           *              *
Growth & Income ...................           *              *
Tactical Asset Allocation .........           *              *
C.A.S.E. Growth ...................           *         1.14 %
Global Sector .....................           *              *
Value Equity ......................           *              *
International Equity ..............      1.94 %         3.14 %
U.S. Equity .......................           *         1.54 %
Third Avenue Value ................      1.16 %             **
Real Estate Securities ............      3.01 %             **

----------
 * No waiver since the Portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.

                               1 9 9 8  S e m i - A n n u a l  R e p o r t  119

                      [This page Intentionally Left Blank]



120  W R L  S e r i e s  F u n d ,  I n c .

                                    /DIAMOND/
                              WRL SERIES FUND, INC.
                          OFFICE OF THE WRL SERIES FUND
                               201 Highland Avenue
                              Largo, FL 33770-2597
                                 1-800-851-9777

                                  DISTRIBUTOR:

                             InterSecurities, Inc.
                              201 Highland Avenue
                              Largo, FL 33770-2597

                                   CUSTODIAN:

                         Investors Bank & Trust Company
                             200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116

                              INVESTMENT ADVISER:

                        WRL Investment Management, Inc.
                              201 Highland Avenue
                              Largo, FL 33770-2957

                            INDEPENDENT ACCOUNTANTS:

                           PricewaterhouseCoopers LLP
                                 1055 Broadway
                     Kansas City, MO 64105 TRANSFER AGENT:

                         WRL Investment Services, Inc.
                              201 Highland Avenue
                              Largo, FL 33770-2597

                                 SUB-ADVISERS:

Janus Capital Corporation
100 Fillmore Street
Denver, CO 80206

Luther King Capital
Management Corporation
301 Commerce Street
Fort Worth, TX 76102

Federated Investment Counseling
Federated Investors Tower
Pittsburgh, PA 15222-3779

NWQ Investment
Management Company, Inc.
2049 Century Park East
4th Floor
Los Angeles, CA 90067

Meridian Investment
Management Corporation
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, CO 80112

C.A.S.E. Management, Inc.
5355 Town Center Road
Suite 702
Boca Raton, FL 33486

EQSF Advisers, Inc.
767 Third Avenue
New York, NY 10017-2023

Scottish Equitable Investment
Management Limited
Edinburgh Park
Edinburgh EH12 9SE, Scotland

AEGON USA
Investment Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52449

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Fred Alger Management, Inc.
75 Maiden Lane
New York, NY 10038

J.P. Morgan Investment
Management Inc.
522 Fifth Avenue
New York, NY 10036

Dean Investment Associates
2480 Kettering Tower
Dayton, OH 45423-2480

GE Investment
Management Incorporated
3003 Summer Street
Stamford, CT 06905

                    THIS MATERIAL IS FOR CONTRACT AND POLICY
                   HOLDERS' REPORTING PURPOSES ONLY AND SHALL
                 NOT BE USED IN CONNECTION WITH A SOLICITATION,
                     OFFER OR ANY PROPOSED SALE OR PURCHASE
                      OF SECURITIES. THIS MATERIAL MUST BE
                    PRECEDED OR ACCOMPANIED BY A PROSPECTUS.








                               [GRAPHIC OMITTED]

               --------------------------------------------------
                               Investment Adviser
                         WRL Investment Management, Inc.
                       Distributor: InterSecurities, Inc.
             201 Highland Avenue /bullet/ Largo, Florida 33770-2597


August 1998
ACC00001 (8/98)

                                                                      APPENDIX A

         Appendix to Electronic Format                              Page 1 of 5
         WRL Series Fund. Inc.


Page 1   (photo)   Shown is John R. Kenney, Chairman of the Board

Page 3   (graph 1) Pie chart depicting portfolio composition as a percentage of total portfolio net assets.
                         Commercial Paper                        59.50%
                         Short-Term Obligations                  16.50%
                         Certificates of Deposits                24.00%


                   Bar chart depicting maturity composition of the portfolio at June 30, 1998.

                                                Market Value
                         30 days                 $38,223,685
                         31-60 days              $28,856,014
                         61-90 days              $19,775,668
                         91-180 days             $16,918,280
                         181-270 days            $12,878,566
                         271 days to 1 year      $28,987,112
                         more than 1 year                 $0


Page 5  (graph 2)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index (LB) over the same time frame.
                                                     Portfolio   LB Index
                         Inception 10/2/86             $10,000     $10,000
                         Period Ended 12/31/86         $10,412     $10,310
                         FYE 12/31/87                   $9,823     $10,540
                         FYE 12/31/88                  $10,583     $11,340
                         FYE 12/31/89                  $12,133     $12,960
                         FYE 12/31/90                  $12,887     $14,030
                         FYE 12/31/91                  $15,317     $16,290
                         FYE 12/31/92                  $16,358     $17,530
                         FYE 12/31/93                  $18,547     $19,460
                         FYE 12/31/94                  $17,260     $18,780
                         FYE 12/31/95                  $21,228     $22,390
                         FYE 12/31/96                  $21,258     $23,040
                         FYE 12/31/97                  $23,204     $25,290
                         FPE 06/30/98                  $24,129     $26,344

         Appendix to Electronic Format (continued)                  Page 2 of 5
         WRL Series Fund. Inc.

Page 7   (graph 3) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                     Portfolio   S&P Index
                         Inception 10/2/86             $10,000     $10,000
                         Period Ended 12/31/86         $10,144     $10,560
                         FYE 12/31/87                  $11,249     $11,110
                         FYE 12/31/88                  $13,344     $12,940
                         FYE 12/31/89                  $19,621     $17,040
                         FYE 12/31/90                  $19,578     $16,511
                         FYE 12/31/91                  $31,284     $21,542
                         FYE 12/31/92                  $32,021     $23,183
                         FYE 12/31/93                  $33,293     $25,519
                         FYE 12/31/94                  $30,527     $25,856
                         FYE 12/31/95                  $44,912     $35,572
                         FYE 12/31/96                  $52,979     $43,740
                         FYE 12/31/97                  $62,274     $58,333
                         FPE 06/30/98                  $84,713     $68,665

Page 9   (graph 4) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MS) over the same time frame.
                                                     Portfolio    MS Index
                         Inception 12/3/92             $10,000     $10,000
                         Period Ended 12/31/92         $10,162     $10,008
                         FYE 12/31/93                  $13,724     $12,415
                         FYE 12/31/94                  $13,759     $13,110
                         FYE 12/31/95                  $16,932     $15,900
                         FYE 12/31/96                  $21,628     $18,130
                         FYE 12/31/97                  $25,683     $21,070
                         FPE 06/30/98                  $33,106     $24,576

Page 11  (graph 5)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                                     Portfolio   S&P Index   LB Index
                         Inception 3/1/93              $10,000     $10,000     $10,000
                         Period Ended 12/31/93         $11,349     $10,770     $10,490
                         FYE 12/31/94                  $11,288     $10,912     $10,805
                         FYE 12/31/95                  $14,072     $14,996     $12,461
                         FYE 12/31/96                  $16,182     $18,459     $12,966
                         FYE 12/31/97                  $19,178     $24,618     $13,986
                         FPE 06/30/98                  $21,020     $28,978     $14,471

Page 13  (graph 6)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                     Portfolio    S&P Index
                         Inception 3/1/93              $10,000     $10,000
                         FYE 12/31/93                  $12,471     $10,770
                         FYE 12/31/94                  $11,553     $10,912
                         FYE 12/31/95                  $16,960     $14,996
                         FYE 12/31/96                  $20,162     $18,459
                         FYE 12/31/97                  $24,488     $24,618
                         FPE 06/30/98                  $29,992     $28,978

         Appendix to Electronic Format (continued)                  Page 3 of 5
         WRL Series Fund. Inc.

Page 15  (graph 7)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Value Line (Arithmetic) Index (VL) and the Standard's and Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                     Portfolio    VL Index   S&P Index
                         Inception 3/1/94              $10,000     $10,000     $10,000
                         Period Ended 12/31/94          $9,874      $9,685     $10,072
                         FYE 12/31/95                  $13,628     $12,197     $13,857
                         FYE 12/31/96                  $15,052     $14,609     $17,039
                         FYE 12/31/97                  $18,702     $18,766     $22,724
                         FPE 06/30/98                  $23,822     $20,301     $26,749

Page 17  (graph 8)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks (S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                                     Portfolio   S&P Index   LB Index
                         Inception 3/1/94              $10,000     $10,000     $10,000
                         Period Ended 12/31/94          $9,427     $10,072      $9,840
                         FYE 12/31/95                  $11,293     $13,857     $11,348
                         FYE 12/31/96                  $12,504     $17,039     $11,808
                         FYE 12/31/97                  $14,642     $22,724     $12,737
                         FPE 06/30/98                  $15,254     $26,749     $13,179

Page 19  (graph 9)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Dow Jones Utilities Average Index (Dow Util) the Standard's & Poor's Index of 500 Common Stocks (S&P), and the Russell 3000 Index over the same time frame.

                                                                 Dow Util               Russell
                                                     Portfolio     Index     S&P Index  3000 Index
                         Inception 3/1/94              $10,000     $10,000     $10,000     $10,000
                         Period Ended 12/31/94          $9,542      $9,166     $10,072      $9,872
                         FYE 12/31/95                  $11,952     $12,063     $13,857     $13,068
                         FYE 12/31/96                  $13,343     $13,065     $17,039     $15,575
                         FYE 12/31/97                  $16,631     $16,084     $22,724     $20,165
                         FPE 06/30/98                  $16,839     $17,641     $26,749     $23,046

Page 21  (graph 10) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks( S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                                     Portfolio   S&P Index   LB Index
                         Inception 1/3/95              $10,000     $10,000     $10,000
                         Period Ended 12/31/95         $12,009     $13,758     $11,533
                         FYE 12/31/96                  $13,741     $16,917     $12,000
                         FYE 12/31/97                  $16,020     $22,560     $12,944
                         FPE 06/30/98                  $17,164     $26,556     $13,394

         Appendix to Electronic Format (continued)                  Page 4 of 5
         WRL Series Fund. Inc.

Page 23  (graph 11) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Index (Wilshire) over the same time frame.

                                                     Portfolio   Wilshire Index
                         Inception 5/1/95              $10,000     $10,000
                         Period Ended 12/31/95         $12,065     $12,028
                         FYE 12/31/96                  $14,176     $14,294
                         FYE 12/31/97                  $16,306     $18,464
                         FPE 06/30/98                  $17,030     $21,175

Page 25  (graph 12) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Financial Times World Index (FT) and the Lehman Hutton Bond Index ( LH ) over the same time frame.

                                                    Portfolio    FT Index    LH Index
                         Inception 5/1/96              $10,000     $10,000     $10,000
                         Period Ended 12/31/96         $10,608     $10,473     $10,811
                         FYE 12/31/97                  $10,972     $11,858     $12,421
                         FPE 06/30/98                  $12,112     $13,610     $13,199

Page 27  (graph 13) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                    Portfolio    S&P Index
                         Inception 5/1/96              $10,000     $10,000
                         Period Ended 12/31/96         $11,319     $11,500
                         FYE 12/31/97                  $14,153     $15,337
                         FPE 06/30/98                  $15,028     $18,054


Page 29  (graph 14) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index, and the Moragn Stanley Capital International World (excl. United States) Index over the same time frame.

                                                                   MSCI        MSCI
                                                     Portfolio    (EAFE)     (exc. US)
                         Inception 1/2/97              $10,000     $10,000     $10,000
                         Period Ended 12/31/97         $10,750      $9,993     $10,018
                         FPE 06/30/98                  $12,663     $11,104     $11,118

Page 31  (graph 15) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                     Portfolio    S&P Index
                         Inception 1/2/97               $10,000     $10,000
                         Period Ended 12/31/97          $12,701     $13,336
                         FPE 06/30/98                   $14,523     $15,698

         Appendix to Electronic Format (continued)                  Page 5 of 5
         WRL Series Fund. Inc.

Page 33  (graph 16) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                    Portfolio    S&P Index
                         Inception 1/2/98              $10,000     $10,000
                         Period Ended 06/30/98          $9,591     $11,771

Page 35  (graph 17) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                                    Portfolio    S&P Index
                         Inception 5/1/98              $10,000     $10,000
                         Period Ended 06/30/98          $9,785      $9,561